    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON January 30, 2002

                                                                File No. 2-89729
                                                               File No. 811-3980
________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                               __________________

                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]


                       POST-EFFECTIVE AMENDMENT NO. 58            [x]


                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]


                              AMENDMENT NO. 61                    [x]


                     Morgan Stanley Institutional Fund Trust
                           --------------------------
                               Formerly MAS Funds
                           (Exact Name of Registrant)

                      c/o Morgan Stanley Investments LP
                                One Tower Bridge
                                100 Front Street,
                                   Suite 1100
                                  P.O. Box 868
          West Conshohocken, PA                         19428-0868
          ------------------------------------          ------------
          (Address of Principal Executive Offices)         (Zip Code)

       Registrant's Telephone Number, including Area Code: (610) 940-5065
                                                           --------------


                               Ronald E. Robison
                    Morgan Stanley Investment Management Inc.
                           1221 Avenue of the Americas
                               New York, NY 10020
                        --------------------------------
                     (Name and Address of Agent for Service)


                                   Copies to:
                          Stuart M. Strauss, Esq.
                              Mayer, Brown & Platt
                                  1675 Broadway
                               New York, NY 10019
________________________________________________________________________________
    Title of Securities Being Registered . . . Units of Beneficial Interest
________________________________________________________________________________
It is proposed that this filing will become effective (check appropriate box)


  ____  Immediately upon filing pursuant to paragraph (b), or
   X   On January 31, 2002 pursuant to paragraph (b), or
  ----
  ____  60 days after filing pursuant to paragraph (a), or
  ____  On January 28, 2000 pursuant to paragraph (a) of Rule 485, or
  ____  75 days after filing pursuant to paragraph (a) of Rule 485.
  ____  On [date] pursuant  to paragraph (a)(2) of  Rule 485(b)

        If appropriate, check the following box:
  ____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             [LOGO] Morgan Stanley

  Institutional Class Prospectus


  January 31, 2002


Morgan Stanley Institutional Fund Trust



          Equity Portfolios
          Equity Portfolio
          Mid Cap Growth Portfolio
          Mid Cap Growth II Portfolio
          Mid Cap Value Portfolio
          Small Cap Growth Portfolio
          Small Cap Value Portfolio
          Strategic Small Value Portfolio
          Value Portfolio

          Fixed Income Portfolios
          Cash Reserves Portfolio



          Core Plus Fixed Income Portfolio


          Investment Grade Fixed Income Portfolio

          Global Fixed Income Portfolio
          High Yield Portfolio
          Intermediate Duration Portfolio
          International Fixed Income Portfolio
          Limited Duration Portfolio


          Municipal Portfolio
          Special Purpose Fixed Income Portfolio
          Targeted Duration Portfolio

          U.S. Core Fixed Income Portfolio



          Balanced Portfolios

          Balanced Portfolio
          Multi-Asset-Class Portfolio



Shareholder Services:

1-800-548-7786
------------------------------------

Prices and Investment Results:
www.morganstanley.com/im
------------------------------------


Investment Adviser: Morgan Stanley Investments LP

------------------------------------


Morgan Stanley Institutional Fund Trust (the "Fund") is a no-load mutual fund consisting of 29 different investment portfolios, 22 of which are described in this prospectus. Morgan Stanley Investments LP (the "Adviser"), an investment advisory affiliate of Morgan Stanley Investment Management Inc., is the Fund's investment adviser. This prospectus offers Institutional Class Shares of the portfolios (each a "Portfolio" and collectively the "Portfolios") described herein.

------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Institutional Class Prospectus


  January 31, 2002


Table of Contents


                                                                    Page

        Equity Portfolios
        ----------------------------------------------------------------
        Equity                                                         1
        ----------------------------------------------------------------
        Mid Cap Growth                                                 2
        ----------------------------------------------------------------
        Mid Cap Growth II                                              4
        ----------------------------------------------------------------
        Mid Cap Value                                                  6
        ----------------------------------------------------------------
        Small Cap Growth                                               7
        ----------------------------------------------------------------
        Small Cap Value                                                9
        ----------------------------------------------------------------
        Strategic Small Value                                         10
        ----------------------------------------------------------------
        Value                                                         11
        ----------------------------------------------------------------

        Fixed Income Portfolios
        ----------------------------------------------------------------
        Cash Reserves                                                 12
        ----------------------------------------------------------------
        Core Plus Fixed Income                                        13
        ----------------------------------------------------------------
        Investment Grade Fixed Income                                 15
        ----------------------------------------------------------------
        Global Fixed Income                                           17
        ----------------------------------------------------------------
        High Yield                                                    19
        ----------------------------------------------------------------
        Intermediate Duration                                         21
        ----------------------------------------------------------------
        International Fixed Income                                    23
        ----------------------------------------------------------------
        Limited Duration                                              25
        ----------------------------------------------------------------
        Municipal                                                     27
        ----------------------------------------------------------------
        Special Purpose Fixed Income                                  29
        ----------------------------------------------------------------
        Targeted Duration                                             31
        ----------------------------------------------------------------
        U.S. Core Fixed Income                                        32
        ----------------------------------------------------------------

        Balanced Portfolios
        ----------------------------------------------------------------
        Balanced                                                      34
        ----------------------------------------------------------------
        Multi-Asset-Class                                             36
        ----------------------------------------------------------------

        Fees and Expenses of the Portfolios                           38
        ----------------------------------------------------------------
        Investment Strategies and Related Risks                       40
        ----------------------------------------------------------------
        Purchasing Shares                                             44
        ----------------------------------------------------------------
        Redeeming Shares                                              45
        ----------------------------------------------------------------
        General Shareholder Information                               46
        ----------------------------------------------------------------
        Fund Management                                               48
        ----------------------------------------------------------------
        Financial Highlights                                          52
        ----------------------------------------------------------------

  Institutional Class Prospectus


  January 31, 2002


Equity Portfolio


Objective
The Equity Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $5 billion. The Portfolio may invest, to a limited extent, in stocks of small companies and foreign equity securities.


Process
The Adviser assigns each member of the portfolio management team to specific "value" or "growth" sectors. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser seeks to diversify the Portfolio's investments across market sectors, and to obtain the best values within each sector. In determining whether securities should be sold, the Adviser considers factors such as deteriorating fundamentals and relative valuation.


Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in common stocks.


Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.


The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.


Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

Equity Portfolio
Commenced operations on November 14, 1984

  1992   1993   1994   1995    1996    1997    1998    1999    2000     2001
  ----   ----   ----   -----   -----   -----   -----   -----   -----   ------
  7.78   6.66   0.50   33.02   20.59   25.84   19.67   28.80   -9.29   -17.03

High Quarter    12/31/98        21.34%

Low Quarter     9/30/01        -15.29%


Average Annual Total Return (as of 12/31/01)



                                                             Equity S&P 500
                                                          Portfolio   Index
---------------------------------------------------------------------------
One Year                                                     -17.03  -11.88
Five Year                                                      7.86   10.70
Ten Year                                                      10.46   12.93
Since Inception 11/14/84                                      13.83   14.98



The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

Mid Cap Growth Portfolio


Objective
The Mid Cap Growth Portfolio seeks long-term capital growth.

Approach

The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalizations of generally less than $35 billion.


Process

The Adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and the Adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Adviser closely tracks companies' earnings quality through detailed financial modeling to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Portfolio. The adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in common stocks of mid cap companies. A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies.




Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.



The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.




                                    [CHART]

Mid Cap Growth Portfolio
Commenced operations on March 30, 1990

    1992   1993   1994  1995   1996   1997   1998   1999   2000    2001
    ----   ----   ----  -----  -----  -----  -----  -----  -----  ------
    2.91  18.23  -5.39  36.25  18.79  33.13  37.36  68.18  -7.34  -29.61


High Quarter    12/31/99        39.27%

Low Quarter     9/30/01        -27.63%



Average Annual Total Return (as of 12/31/01)



                                                            Mid Cap
                                                             Growth S&P MidCap
                                                          Portfolio  400 Index
------------------------------------------------------------------------------
One Year                                                     -29.61      -0.58
Five Year                                                     14.94      16.12
Ten Year                                                      14.09      15.02
Since Inception 3/30/90                                       17.31      16.39



The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5, and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.





The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks that are chosen for market size, liquidity, and industry group representation.

  Institutional Class Prospectus


  January 31, 2002


Mid Cap Growth Portfolio (Cont'd)




Purchases of shares issued in IPOs expose the Portfolio to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. From time to time, market conditions have allowed the Portfolio to profit from the purchase and sale of shares issued as part of, or a short period after, companies' IPOs. However, the Adviser cannot guarantee continued access to IPOs.


Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Mid Cap Growth II Portfolio


Objective
The Mid Cap Growth II Portfolio seeks long-term capital growth.

Approach

The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalizations of generally less than $35 billion.


Process



The Adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and the Adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Adviser closely tracks companies' earnings quality through detailed financial modeling to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Adviser utilizes an extensive network of industry contacts and access tomanagement teams to monitor changes in the competitive position of the companies in the Portfolio. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in common stocks of mid cap companies. A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies




Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.



The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and



                                    [CHART]

Mid Cap Growth II Portfolio
Commenced operations on December 28, 2000

2001
-----
-39.44


High Quarter    12/31/01   21.24%
Low Quarter     03/31/01  -32.75%









Average Annual Total Return (as of 12/31/01)



                                                         Mid Cap      Russell
                                                       Growth II      Mid Cap
                                                       Portfolio Growth Index
-----------------------------------------------------------------------------
One Year                                                  -39.44       -20.15
Since Inception 12/28/00                                  -40.94       -22.04



The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.





The Russell Mid Cap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

  Institutional Class Prospectus

  January 31, 2002

Mid Cap Growth II Portfolio (Cont'd)



may lack the depth of management of larger companies.



Purchases of shares issued in IPOs expose the Portfolio to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. From time to time, market conditions have allowed the Portfolio to profit from the purchase and sale of shares issued as part of, or a short period after, companies' IPOs. However, the Adviser cannot guarantee continued access to IPOs.


Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Mid Cap Value Portfolio


Objective
The Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in common stocks of companies with capitalizations generally in the range of companies included in the S&P MidCap 400 Index. The Portfolio may purchase stocks that typically do not pay dividends.


Process

The Adviser analyzes securities to identify stocks that are believed to be undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the S&P MidCap 400 Index. For example, if the energy sector represents 10% of the S&P MidCap 400 Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets.
There are more than a dozen sectors represented in the S&P MidCap 400 Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in common stocks of mid cap companies. A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.



The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.


Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.





                                    [CHART]

Mid Cap Value Portfolio
Commenced operations on December 30, 1994

          1995    1996    1997    1998    1999    2000    2001
          ----    -----   -----   -----   -----   -----   -----
          32.71   40.77   39.59   16.05   19.82   11.94   -3.38


High Quarter    12/31/98        22.46%

Low Quarter     9/30/01        -20.57%


Average Annual Total Return (as of 12/31/01)



                                                             Mid Cap S&P MidCap
                                                     Value Portfolio  400 Index
-------------------------------------------------------------------------------
One Year                                                       -3.38      -0.58
Five Year                                                      15.99      16.12
Since Inception 12/30/94                                       21.55      18.56



The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.





The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks that are chosen for market size, liquidity, and industry group representation.

  Institutional Class Prospectus


  January 31, 2002


Small Cap Growth Portfolio


Objective
The Small Cap Growth Portfolio seeks long-term capital growth.

Approach

The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of small cap companies, most with market capitalizations of generally less than $2.5 billion.


Process



The Adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and the Adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Adviser closely tracks companies' earnings quality through detailed financial modeling to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Portfolio. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in common stocks of small cap companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.



The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in small companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.



                                    [CHART]

Small Cap Growth Portfolio
Commenced operations on June 30, 1998

                    1999             2000             2001
                   ------           ------           ------
                   313.91           -18.96           -20.56


High Quarter    12/31/99        69.51%

Low Quarter     9/30/01        -26.46%



Average Annual Total Return (as of 12/31/01)



                                                       Small Cap Russell 2000
                                                Growth Portfolio        Index
-----------------------------------------------------------------------------
One Year                                                  -20.56         2.49
Since Inception 6/30/98                                    43.24         3.27



The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The average market capitalization of the companies contained in the Index is approximately $530 million.

Purchases of shares issued in IPOs expose the Portfolio to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. From time to time, market conditions have allowed the Portfolio to profit from the purchase and sale of shares issued as part of, or a short period after, companies' IPOs. A significant portion of the Portfolio's performance to date is related to its investment in IPOs. However, the Adviser cannot guarantee continued access to IPOs, or the Portfolio's ability to profit from them.


Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Institutional Class Prospectus


  January 31, 2002


Small Cap Value Portfolio (Not currently being offered to new investors)


Objective
The Small Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in common stocks of companies with capitalizations generally in the range of companies included in the Russell 2000 Index. The Portfolio may purchase stocks that typically do not pay dividends.


Process

The Adviser analyzes securities to identify stocks that are believed to be undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the Russell 2000 Index. For example, if the energy sector represents 10% of the Russell 2000 Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets. There are more than a dozen sectors represented in the Russell 2000 Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in common stocks of small cap companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.



The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.


Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.





                                    [CHART]

Small Cap Value Portfolio
Commenced operations on July 1, 1986

1992    1993    1994   1995    1996    1997    1998    1999    2000   2001
-----   -----   ----   -----   -----   -----   -----   -----   ----   -----
22.77   21.16   2.18   21.04   35.15   30.63   -1.42   26.02   3.48   -6.80




High Quarter    9/30/97         18.34%

Low Quarter     9/30/01        -19.53%



Average Annual Total Return (as of 12/31/01)



                                                      Small Cap Russell 2000
                                                Value Portfolio        Index
----------------------------------------------------------------------------
One Year                                                  -6.80         2.49
Five Year                                                  9.37         7.52
Ten Year                                                  14.55        11.51
Since Inception 7/1/86                                    11.96         9.48



The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The average market capitalization of the companies contained in the Index is approximately $530 million.

Strategic Small Value Portfolio


Objective
The Strategic Small Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in common stocks of domestic companies with equity capitalizations generally in the range of companies included in the Russell 2000 Value Index.


Process

The Adviser analyzes securities to identify stocks that are believed to be undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the Russell 2000 Value Index. For example, if the energy sector represents 10% of the Russell 2000 Value Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets. There are more than a dozen sectors represented in the Russell 2000 Value Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in common stocks of small cap companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.



The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. Some market conditions may favor value stocks or stocks of small companies, while other conditions may favor growth stocks or stocks of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.


Please see "Investment Strategies and Related Risks" for information about these and other risks of investing in the Portfolio.




Strategic Small Value Fund
Commenced operations on June 30, 2000

                                    [CHART]

6.43
-----
2001

High Quarter        12/31/01       15.34%
Low Quarter          9/30/01      -10.32%

Average Annual Total Return (as of 12/31/01)



                                           Strategic
                                         Small Value Russell 2000
                                           Portfolio  Value Index
               --------------------------------------------------
               One Year                         6.43        14.02
               Since Inception (6/30/00)       13.98        20.46



The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Institutional Class Prospectus


  January 31, 2002


Value Portfolio




Objective
The Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $2.5 billion. The Portfolio focuses on stocks that are believed to be undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities.


Process

The Adviser selects investments through a three part analysis. The Adviser identifies stocks with low price/earnings ratios. The Adviser then applies fundamental analysis and its investment judgment to determine which of those securities are the most attractive. Finally, the Adviser may favor securities of companies that are in undervalued industries. The Adviser employs a formal sell discipline, under which the
Portfolio sells securities when either their price/earnings ratios or alternative valuation parameters rise to what are believed to be unacceptable levels. Securities may also be sold if the Adviser determines that a significant deterioration in the fundamental outlook of a company has occurred.




Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.



The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.


Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

Value Portfolio
Commenced operations on November 5, 1984

 1992    1993    1994   1995    1996    1997    1998    1999    2000    2001
 -----   -----   ----   -----   -----   -----   -----   -----   -----   ----
 14.61   14.34   3.48   38.75   27.63   23.38   -2.88   -2.07   23.39   4.60



High Quarter   12/31/00   15.64%

Low Quarter     9/30/98  -19.02%



Average Annual Total Return (as of 12/31/01)



                                                              Value S&P 500
                                                          Portfolio   Index
---------------------------------------------------------------------------
One Year                                                       4.60  -11.88
Five Year                                                      8.66   10.70
Ten Year                                                      13.78   12.93
Since Inception 11/5/84                                       14.90   14.86



The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

Cash Reserves Portfolio




Objective
The Cash Reserves Portfolio seeks to realize maximum current income, consistent with the preservation of capital and liquidity.

Approach
The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in liquid, high quality money market instruments of private financial and non-financial corporations, as well as obligations of the U.S. Government and its agencies and instrumentalities. The Portfolio's average weighted maturity will not exceed 90 days, and no individual security will have a remaining maturity in excess of 397 days.

Process
The Portfolio's Sub-Adviser, Morgan Stanley Investment Advisors Inc., determines the appropriate average maturity for the Portfolio based on the shape of the money market yield curve and its view of the direction of short term interest rates over the next one to six months. Securities are selected on the basis of their value, adjusted for risk. The Sub-Adviser invests in a variety of securities in order to diversify credit risk and interest rate risk. The Sub-Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities, when a security is downgraded, or for liquidity needs.

Principal Risks


Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, the Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating. Repurchase agreements are subject to additional risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Portfolio's right to control the collateral.


Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


You may obtain the Portfolio's SEC 7-day current yield by calling
1-800-548-7786.



                                    [CHART]

Cash Reserves Portfolio
Commenced operations on August 29, 1990

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
3.37    2.82    3.99    5.75    5.24    5.39    5.36    5.00    6.19    3.98



High Quarter    12/31/00          1.59%
Low Quarter     12/31/01          0.58%


Average Annual Total Return (as of 12/31/01)



                                                               Cash          Salomon Lipper Money
                                                           Reserves 1-Month Treasury       Market
                                                          Portfolio       Bill Index      Average
-------------------------------------------------------------------------------------------------
One Year                                                       3.98             3.71         3.43
Five Year                                                      5.18             4.64         4.67
Ten Year                                                       4.70             4.34         4.30
Since Inception 8/29/90                                        4.91             4.48         4.53



The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index and the Lipper Money Market Average, an index that shows the performance of other money market funds. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Salomon 1-Month Treasury Bill Index is an unmanaged index generally representative of the average yield of one month treasury bills.

  Institutional Class Prospectus


  January 31, 2002



Core Plus Fixed Income Portfolio





Objective

The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.


Approach

The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio ordinarily will seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in high yield securities (commonly referred to as "junk bonds"). The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in fixed income securities.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.






Core Plus Fixed Income Portfolio
Commenced operations on November 14, 1984

                                    [CHART]

1992   1993    1994    1995    1996   1997   1998    1999   2000     2001
----   -----  -----   -----    ----   ----   ----   -----   -----   -----
8.46   13.90  -5.51   19.03    7.36   9.61   6.91   -0.61   10.83   10.35

High Quarter    6/30/95      5.64%
Low Quarter     3/31/94     -3.13%

Average Annual Total Return (as of 12/31/01)



                                                   Core Plus    Salomon Broad
                                                Fixed Income       Investment
                                                   Portfolio Grade Bond Index
-----------------------------------------------------------------------------
One Year                                               10.35             8.50
Five Year                                               7.33             7.43
Ten Year                                                7.83             7.28
Since Inception 11/14/84                                9.94             9.43



The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Salomon Broad Investment Grade Bond Index is a market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, Government-sponsored, mortgage, and investment-grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Institutional Class Prospectus


  January 31, 2002



Investment Grade Fixed Income Portfolio





Objective

The Investment Grade Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.


Approach

The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities that carry an investment grade rating at the time of purchase, and may invest opportunistically in non-dollar denominated securities. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in investment grade fixed income securities.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.





                                    [CHART]
Investment Grade Fixed Income Portfolio
Commenced operations on August 31, 1990

1992   1993     1994    1995   1996   1997   1998    1999    2000    2001
----   ---      ---     ---    ---    ---    ---     ---    ---     ---
7.03   12.62   -5.15   18.67   5.53   9.29   7.54   -1.20   10.51   11.04

High Quarter    6/30/95  5.67%
Low Quarter     3/31/92 -2.78%

Average Annual Total Return (as of 12/31/01)



                                   Investment Grade    Salomon Broad
                                       Fixed Income       Investment
                                          Portfolio Grade Bond Index
           ---------------------------------------------------------
           One Year                           11.04             8.50
           Five Year                           7.34             7.43
           Ten Year                            7.39             7.28
           Since Inception 8/31/90             8.92             8.35



The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Salomon Broad Investment Grade Bond Index is a market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, Government-sponsored, mortgage, and investment-grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Institutional Class Prospectus


  January 31, 2002


Global Fixed Income Portfolio




Objective
The Global Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in investment grade fixed income securities issued by U.S. and foreign issuers, including those located in emerging markets. The Portfolio will invest in a combination of government, corporate and mortgage securities the Adviser believes offer attractive values. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest in high yield securities (commonly referred to as "junk bonds"). The Adviser may use futures, forwards, swaps and other derivatives in managing the Portfolio.


Process

The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness of U.S. and foreign issuers, and also may consider the relative attractiveness of corporate, mortgage, asset-backed and government securities and CMOs. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in fixed income securities.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.




                                    [CHART]

Global Fixed Income Portfolio
Commenced operations on April 30, 1993

1994    1995    1996    1997     1998   1999    2000    2001
----    ----    ----    ----    -----   ----    ----    ----
-1.57   20.02   6.03    -0.02   14.10   -4.80   -0.92   -0.22


High Quarter    3/31/95 8.03%
Low Quarter     3/31/97 -4.11%


Average Annual Total Return (as of 12/31/01)



                                       Global Fixed Salomon World
                                             Income    Government
                                          Portfolio    Bond Index
               --------------------------------------------------
               One Year                       -0.22         -0.99
               Five Year                       1.43          2.16
               Since Inception 4/30/93         4.51          4.62



The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Salomon World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 Government bonds markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the U.S.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. A substantial portion of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Institutional Class Prospectus


  January 31, 2002


High Yield Portfolio




Objective
The High Yield Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. Government, corporate and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that it believes have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio seeks to maintain a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in high yield securities.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.


The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.



                                    [CHART]
High Yield Portfolio
Commenced operations on February 28, 1989

1992    1993    1994    1995    1996    1997    1998   1999    2000    2001
-----   -----   -----   -----   -----   -----   ----   ----   ------   -----
18.51   24.57   -7.06   23.94   15.29   15.98   3.16   7.79   -10.52   -5.81


High Quarter  6/30/95  10.60%
Low Quarter   9/30/01  -9.14%

Average Annual Total Return (as of 12/31/01)



                                                             CS First Boston
                                                  High Yield     Global High
                                                   Portfolio     Yield Index
----------------------------------------------------------------------------
One Year                                               -5.81            5.80
Five Year                                               1.68            3.25
Ten Year                                                7.86            7.84
Since Inception 2/28/89                                 7.66            8.36



The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The CS First Boston Global High Yield Index is an unmanaged index of high yield corporate bonds.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Institutional Class Prospectus


  January 31, 2002


Intermediate Duration Portfolio




Objective
The Intermediate Duration Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in a diversified mix of U.S. Government securities, investment grade corporate bonds and mortgage securities. The Portfolio also may invest, to a limited extent, in non-dollar denominated securities. The Portfolio seeks value in the fixed income market with only a moderate sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration between two and five years although there is no minimum or maximum maturity for any individual security. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.


Process

The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. Teams of portfolio managers implement strategies based on these types of value measures. Sector teams seek specific bonds within each sector, while a portfolio team seeks to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in fixed income securities.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.


                                    [CHART]

Intermediate Duration Portfolio
Commenced operations on October 3, 1994

         1995      1996     1997     1998     1999     2000     2001
         -----     ----     ----     ----     ----     ----     ----
         15.38     5.94     8.07     7.03     0.86     9.07     9.98


High Quarter    3/31/95 4.80%
Low Quarter     6/30/99 -1.10%

Average Annual Total Return (as of 12/31/01)



                                          Intermediate         Lehman Brothers
                                              Duration            Intermediate
                                             Portfolio Government/Credit Index
------------------------------------------------------------------------------
One Year                                          9.98                    8.96
Five Year                                         6.95                    7.10
Since Inception 10/3/94                           7.62                    7.50



The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Lehman Brothers Intermediate Government/Credit Index is based on all publicly issued intermediate government and corporate debt securities with an average maturity of between 4 and 5 years.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Institutional Class Prospectus


  January 31, 2002



International Fixed Income Portfolio





Objective

The International Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.


Approach

The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers in countries other than the U.S., including, to a limited degree, high yield securities (commonly referred to as "junk bonds") and securities of issuers located in emerging markets. The securities held by the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness of foreign government, corporate, mortgage and asset-backed securities and CMOs. The Adviser relies upon value measures, particularly the relative attractiveness of securities issued by foreign governments, against those of corporations and other private entities. The Adviser also measures various types of risk, by monitoring interest rates, the shape of the yield curve, credit risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.







Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in fixed income securities of issuers outside the U.S.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.


The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These





                                    [CHART]

International Fixed Income Portfolio
Commenced operations on April 29, 1994

        1995     1996    1997     1998     1999     2000     2001
        -----    ----    -----    -----    -----    -----    -----
        19.64    6.20    -3.97    17.74    -7.39    -2.37    -4.54



High Quarter    3/31/95 10.86%
Low Quarter     3/31/97 -5.74%


Average Annual Total Return (as of 12/31/01)



                                                International   Salomon World
                                                 Fixed Income Government Bond
                                                    Portfolio   Ex-U.S. Index
-----------------------------------------------------------------------------
One Year                                                -4.54           -3.55
Five Year                                               -0.49            0.10
Since Inception 4/29/94                                  3.00            3.39



The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Salomon World Government Bond Ex-U.S. Index is a market-capitalization weighted benchmark that tracks the performance of the 18 Government bonds markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.


Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Substantially all of the Portfolio's investments will be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.



The Portfolio is non-diversified which means that it may invest in the securities of relatively few issuers. The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio.


The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Institutional Class Prospectus


  January 31, 2002


Limited Duration Portfolio




Objective
The Limited Duration Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in U.S. Government securities, investment grade corporate bonds and mortgage securities. The Portfolio seeks value in the fixed income market with only a limited sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration similar to that of the Merrill Lynch 1-3 Year Treasury Index, which generally ranges between zero and 3 years, although there is no minimum or maximum for any individual security. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.


Process

The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. Teams of portfolio managers implement strategies based on these types of value measures. Sector teams seek specific bonds within each sector, while a portfolio team seeks to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in fixed income securities.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.



                                    [CHART]

Limited Duration Portfolio
Commenced operations on March 31, 1992

      1993   1994    1995    1996   1997   1998   1999   2000   2001
      ----   -----   -----   ----   ----   ----   ----   ----   ----
      5.97   -0.07   10.37   5.27   6.25   5.63   3.77   7.93   8.59


High Quarter    3/31/95         3.23%
Low Quarter     3/31/94         -.95%


Average Annual Total Return (as of 12/31/01)



                                                  Limited    Salomon 1-3 Year
                                                 Duration Treasury/Government
                                                Portfolio     Sponsored Index
-----------------------------------------------------------------------------
One Year                                             8.59                8.49
Five Year                                            6.42                6.67
Since Inception 3/31/92                              6.17                6.26



The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Salomon 1-3 Year Treasury/Government Sponsored Index is derived from the Salomon Brothers Broad Investment Grade Bond Index and includes only Treasury and Government Sponsored bonds with an average life of 1-3 years.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Institutional Class Prospectus


  January 31, 2002


Municipal Portfolio


Objective
The Municipal Portfolio seeks to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income that is exempt from federal income tax.

Approach

The Portfolio invests primarily in fixed income securities issued by local, state and regional governments that provide income that is exempt from federal income taxes (municipal securities). The Portfolio may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. The Portfolio may invest in high yield municipal securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity of between five and ten years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process
The Adviser employs a value approach toward fixed income investing. The Adviser will vary the Portfolio's average duration and maturity and the amount invested in particular types of securities based on the risks and rewards offered by different investments. The Adviser analyzes the credit risk, prepayment risk and call risk posed by specific securities considered for investment. The Adviser may sell securities when it believes that expected after-tax risk-adjusted return is low compared to other investment opportunities.



Under normal circumstances, at least 80% of the total income of the Portfolio will be exempt from federal income tax.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income





                                    [CHART]

Municipal Portfolio
Commenced operations on October 1, 1992


1993     1994    1995   1996    1997    1998     1999   2000    2001
----    -----   -----   ----    ----    ----    -----   -----   ----
14.31   -6.30   19.98   5.60    8.68    5.82    -1.00   11.18   6.37



High Quarter    3/31/95 8.94%
Low Quarter     3/31/94 -7.34%


Average Annual Total Return (as of 12/31/01)



                                             Lehman    Lehman
                                             5-Year   10-Year   Blended
                                Municipal Municipal Municipal Municipal
                                Portfolio     Index     Index     Index
        ---------------------------------------------------------------
        One Year                     6.37      6.21      4.62      5.41
        Five Year                    6.13      5.35      5.94      5.65
        Since Inception 10/1/92      6.92      5.52      6.50      6.35





The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Lehman 5-Year Municipal Index is a market capitalization-weighted index of investment-grade municipal bonds with maturities of four to six years.



The Lehman 10-Year Municipal Index is market capitalization-weighted index of investment-grade municipal bonds with maturities of nine to eleven years.



The Blended Municipal Index is an unmanaged index comprised of the Lehman Long Municipal Index from 10/1/92 to 3/31/96 and 50% Lehman 10-Year Municipal Index and 50% Lehman 5-Year Municipal Index thereafter.

securities generally will move in correlation to changes in an issuer's credit rating.


The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.



Municipal obligations may be general obligations or revenue bonds. Revenue bonds are payable solely from the revenues derived from a specified revenue source. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and or principal payment obligations.



The Portfolio may invest in municipal lease obligations. Certain lease obligations may contain non-appropriation clauses pursuant to which the municipality has no continuing obligation to make payments unless money is specifically appropriated annually or on some other periodic basis by the legislature.


Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Portfolio to reinvest the proceeds at a lower rate of interest.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Institutional Class Prospectus


  January 31, 2002


Special Purpose Fixed Income Portfolio


Objective
The Special Purpose Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest opportunistically in non-dollar denominated securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in fixed income securities.


Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.



                                    [CHART]


Special Purpose Fixed Income Portfolio
Commenced operations on March 31, 1992

1993    1994    1995    1996    1997    1998    1999    2000    2001
-----   ----   -----    ----    -----   ----     ----   -----   -----
14.85  -5.02   19.70    7.41    10.04   6.33    -0.21   10.71   10.43



High Quarter    6/30/95 5.83%
Low Quarter     3/31/94 -2.74%



Average Annual Total Return (as of 12/31/01)



                        Special Purpose    Salomon Broad
                           Fixed Income Investment Grade
                              Portfolio       Bond Index
--------------------------------------------------------
One Year                          10.43             8.50
Five Year                          7.38             7.43
Since Inception 3/31/92            8.53             7.60



The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Salomon Broad Investment Grade Bond Index is a market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, Government-sponsored, mortgage, and investment-grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


On January 23, 2002, the Board of Trustees of the Fund, on behalf of the Portfolio, approved an Agreement and Plan of Reorganization (the "Reorganization") pursuant to which substantially all of the assets of the Special Purpose Fixed Income Portfolio would be combined with those of the Core Plus Fixed Income Portfolio, another portfolio of the Fund. Shareholders of the Special Purpose Fixed Income Portfolio would become shareholders of the Core Plus Fixed Income Portfolio, receiving shares of the Core Plus Fixed Income Portfolio equal to the value of their holdings in the Special Purpose Fixed Income Portfolio. Shareholders would receive Institutional Class shares of the Core Plus Fixed Income Portfolio.



The Reorganization is subject to the approval of the shareholders of the Portfolio, at a special meeting of shareholders scheduled to be held on or about May 15, 2002. A proxy statement formally detailing the proposal, the reasons for the Reorganization, and information concerning the Core Plus Fixed Income Portfolio will be distributed to shareholders of the Portfolio.

  Institutional Class Prospectus


  January 31, 2002


Targeted Duration Portfolio (Not Currently Open)




Objective
The Targeted Duration Portfolio seeks above-average total return consistent with reasonable risk.

Approach

The Portfolio seeks value in the fixed income market without significant sensitivity to changes in interest rates. The Portfolio invests primarily in U.S. Government securities, investment grade and high yield corporate bonds (commonly referred to as "junk bonds") and mortgage securities, and, to a limited extent, non-dollar denominated securities, regardless of maturity. The average duration the Portfolio will ordinarily seek to maintain is generally similar to that of the Merrill Lynch 1-3 Year Treasury Index, which generally ranges between zero and 3 years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.


Process

The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. Teams of portfolio managers implement strategies based on these types of value measures. Sector teams seek specific bonds within each sector, while a portfolio team seeks to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.


The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Performance Information
No performance information is provided because the Targeted Duration Portfolio has not commenced operations.

U.S. Core Fixed Income Portfolio





Objective

The U.S. Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.


Approach

The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities issued by U.S. - based entities that carry an investment grade rating at the time of purchase. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in fixed income securities of U.S. issuers.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.



The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their




US Core Fixed Income Portfolio
Commenced operations on September 29, 1987

                                    [CHART]

1992   1993    1994   1995    1996   1997   1998   1999   2000    2001
----   ----    ----   -----   ----   ----   ----   ----   -----   -----
9.12   13.75  -3.89   18.85   3.89   9.62   7.23  -1.64   10.50   10.58

High Quarter   6/30/95    6.05%
Low Quarter    3/31/92   -2.28%



Average Annual Total Return (as of 12/31/01)



                                                   U.S. Core    Salomon Broad
                                                Fixed Income       Investment
                                                   Portfolio Grade Bond Index
-----------------------------------------------------------------------------
One Year                                               10.58             8.50
Five Year                                               7.16             7.43
Ten Year                                                7.60             7.28
Since Inception 9/29/87                                 9.06             8.80


The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


The Salomon Broad Investment Grade Bond Index is a market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, Government-sponsored, mortgage, and investment-grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.

  Institutional Class Prospectus


  January 31, 2002



U.S. Core Fixed Income Portfolio (Cont'd)



mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Balanced Portfolio




Objective
The Balanced Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45-75% of its assets in equity securities and 25-55% of its assets in fixed income securities. The Portfolio may invest up to 25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser determines the Portfolio's equity and fixed income investment strategies separately and then determines the mix of those strategies that it believes will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flow and other fundamentals, as well as high valuations relative to the Portfolio's potential investment universe.


Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.


The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.



Balanced Portfolio
Commenced operations on December 31, 1992

                                    [CHART]

   1993    1994    1995    1996    1997    1998   1999    2000     2001
   -----   -----   -----   -----   -----   ----   -----   -----   -----
   10.37   -1.93   27.34   15.37   19.61   15.4   16.29   -0.72   -5.37


High Quarter        12/31/98       12.06%
Low Quarter          9/30/01       -7.26%


34


Average Annual Total Return (as of 12/31/01)



                                                      Salomon Broad   60/40
                                  Balanced S&P 500       Investment Blended
                                 Portfolio   Index Grade Bond Index   Index
---------------------------------------------------------------------------
One Year                             -5.37  -11.88             8.50   -3.31
Five Year                             8.56   10.70             7.43    9.96
Since Inception 12/31/92             10.21   13.54             7.25   11.33




The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.



The Salomon Broad Investment Grade Bond Index is a market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, Government-sponsored, mortgage, and investment-grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.



The 60/40 Blended Index is an unmanaged index comprised of 60% S&P 500 Index and 40% Salomon Broad Investment Grade Bond Index.

  Institutional Class Prospectus


  January 31, 2002


Balanced Portfolio (Cont'd)




The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.


Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.



At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.


The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Multi-Asset-Class Portfolio




Objective
The Multi-Asset-Class Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests in equity securities and fixed income securities of U.S. and foreign issuers in accordance with the Adviser's target allocation among certain asset classes. These securities may include, to a limited extent, emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio seeks to invest in a combination of asset classes that do not move in tandem with each other, in an effort to improve potential return and control the Portfolio's overall risks. The Portfolio's neutral position is generally 50% domestic equity securities, 24% domestic fixed income securities, 14% foreign equity securities, 6% foreign fixed income securities and 6% high yield securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser makes strategic judgments based on proprietary measures used to compare the relative risks and returns of stock and bond markets around the world. The Adviser's asset allocation team sets the target exposures for domestic and international equity and fixed income securities, high yield securities and cash, depending on the Adviser's appraisal of the relative attractiveness of each type of investment. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flows and other fundamentals, as well as high valuations relative to the Portfolio's investment opportunities.


Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.


The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.






                                    [CHART]

Multi-Asset-Class Portfolio
Commenced operations on July 29, 1994

1995     1996     1997    1998    1999    2000     2001
----     ----     ----    ----    ----    ----     ----
24.62    15.93    17.48   13.87   16.84   -8.43    -8.93



High Quarter    12/31/98        12.82%
Low Quarter     9/30/98         -8.64%

Average Annual Total Return (as of 12/31/01)



                    Multi-Asset-            Salomon Broad
                           Class S&P 500       Investment MSCI EAFE Blended
                       Portfolio   Index Grade Bond Index     Index   Index
    -----------------------------------------------------------------------
    One Year               -8.93  -11.88             8.50    -21.44   -6.48
    Five Year               5.44   10.70             7.43      0.89    8.01
    Since Inception         8.69   15.18             7.75      2.60   10.76
     7/29/94




The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.



The Salomon Broad Investment Grade Bond Index is a market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, Government-sponsored, mortgage, and investment-grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.



The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.



The Blended Index is an unmanaged index comprised of 50% S&P 500 Index, 24% Salomon Broad Investment Grade Index, 14% MSCI EAFE Index, 6% Salomon World Government Bond Ex-U.S. Index and 6% CS First Boston Global High Yield Index.

  Institutional Class Prospectus


  January 31, 2002


Multi-Asset-Class Portfolio (Cont'd)



The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.


The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. A substantial portion of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Fees and Expenses of the Portfolios


The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.



Annual Portfolio Operating Expenses for the fiscal year ended September 30, 2001

(expenses that are deducted from Portfolio assets)


                                                                                 Total Annual
                                        Management Distribution    Other  Portfolio Operating
                                              Fees (12b-1) Fees Expenses             Expenses
Equity Portfolio                             0.50%         None     0.12%                0.62%
-----------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                      0.50         None     0.11                 0.61
-----------------------------------------------------------------------------------------------
Mid Cap Growth II Portfolio                   0.75         None     2.55                 3.30**
-----------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                       0.75         None     0.11                 0.86
-----------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                    1.00         None     0.14                 1.14**
-----------------------------------------------------------------------------------------------
Small Cap Value Portfolio                     0.75         None     0.11                 0.86
-----------------------------------------------------------------------------------------------
Strategic Small Value Portfolio               1.00         None     2.00                 3.00**
-----------------------------------------------------------------------------------------------
Value Portfolio                               0.50         None     0.12                 0.62
-----------------------------------------------------------------------------------------------
Cash Reserves Portfolio                       0.25         None     0.20                 0.45**
-----------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio             0.375         None    0.105                 0.48
-----------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio      0.375         None     0.12                 0.50
-----------------------------------------------------------------------------------------------
Global Fixed Income Portfolio                0.375         None     0.23                 0.61
-----------------------------------------------------------------------------------------------
High Yield Portfolio                          0.45         None     0.12                 0.57
-----------------------------------------------------------------------------------------------
Intermediate Duration Portfolio              0.375         None     0.16                 0.54
-----------------------------------------------------------------------------------------------
International Fixed Income Portfolio         0.375         None     0.17                 0.55
-----------------------------------------------------------------------------------------------
Limited Duration Portfolio                    0.30         None     0.13                 0.43
-----------------------------------------------------------------------------------------------
Municipal Portfolio                          0.375         None     0.14                 0.52**
-----------------------------------------------------------------------------------------------
Special Purpose Fixed Income Portfolio       0.375         None     0.12                 0.50
-----------------------------------------------------------------------------------------------
Targeted Duration Portfolio+                 0.375         None     0.19*                0.57**
-----------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio             0.375         None     0.13                 0.51**
-----------------------------------------------------------------------------------------------
Balanced Portfolio                            0.45         None     0.13                 0.58
-----------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                   0.65         None     0.18                 0.83**
-----------------------------------------------------------------------------------------------



Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.


 *Other Expenses are based on estimated amounts.


**The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rates shown in the table below. Fee waivers, expense offsets and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.


+As of the fiscal year ended September 30, 2001, the Targeted Duration
 Portfolio had not commenced operations.



                                                       Total Annual Portfolio Operating Expenses
                                                             After Morgan Stanley Investments LP
                                                                  Waiver/Reimbursement & Offsets
Mid Cap Growth II Portfolio                                                                 .90%
------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                                                                  1.15
------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio                                                             1.15
------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                                                                      .32
------------------------------------------------------------------------------------------------
Municipal Portfolio                                                                          .50
------------------------------------------------------------------------------------------------
Targeted Duration Portfolio+                                                                 .45
------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                                                             .50
------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                                                  .78
------------------------------------------------------------------------------------------------


+As of the fiscal year ended September 30, 2001, the Targeted Duration
 Portfolio had not commenced operations.

  Institutional Class Prospectus

  January 31, 2002

Fees and Expenses of the Portfolios


The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.





Example


This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.



                                             1 Year 3 Years 5 Years 10 Years
Equity Portfolio                               $ 63  $  199  $  346   $  774
----------------------------------------------------------------------------
Mid Cap Growth Portfolio                         62     195     340      762
----------------------------------------------------------------------------
Mid Cap Growth II Portfolio                     333   1,015   1,722    3,595
----------------------------------------------------------------------------
Mid Cap Value Portfolio                          88     274     477    1,061
----------------------------------------------------------------------------
Small Cap Growth Portfolio                      116     362     628    1,386
----------------------------------------------------------------------------
Small Cap Value Portfolio                        88     274     477    1,061
----------------------------------------------------------------------------
Strategic Small Value Portfolio                 303     927   1,577    3,318
----------------------------------------------------------------------------
Value Portfolio                                  63     199     346      774
----------------------------------------------------------------------------
Cash Reserves Portfolio                          46     144     252      567
----------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                 49     154     269      604
----------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio          51     160     280      628
----------------------------------------------------------------------------
Global Fixed Income Portfolio                    62     195     340      762
----------------------------------------------------------------------------
High Yield Portfolio                             58     183     318      714
----------------------------------------------------------------------------
Intermediate Duration Portfolio                  55     173     302      677
----------------------------------------------------------------------------
International Fixed Income Portfolio             56     176     307      689
----------------------------------------------------------------------------
Limited Duration Portfolio                       44     138     241      542
----------------------------------------------------------------------------
Municipal Portfolio                              51     167     291      653
----------------------------------------------------------------------------
Special Purpose Fixed Income Portfolio           52     160     280      628
----------------------------------------------------------------------------
Targeted Duration Portfolio+                     58     183     318      714
----------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                 52     164     285      640
----------------------------------------------------------------------------
Balanced Portfolio                               59     186     324      726
----------------------------------------------------------------------------
Multi-Asset-Class Portfolio                      85     265     460    1,025
----------------------------------------------------------------------------


+As of the fiscal year ended September 30, 2001, the Targeted Duration
 Portfolio had not commenced operations.

Investment Strategies and Related Risks



This section discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries. The Portfolios' investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.



An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Equity Securities

Equity securities include common stock, preferred stock, convertible securities, ADRs, rights, warrants and shares of investment companies. The Portfolios may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities.




ADRs are U.S.-dollar denominated securities that represent claims to shares of foreign stocks. The Portfolios treat ADRs as U.S. securities for purposes of foreign investment limitations.

Growth stocks generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.

IPOs

Equity Portfolios of the Fund may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio's total returns during any period that the Portfolio has a small asset base. As the Portfolio's assets grow, any impact of IPO investments on the Portfolio's total return may decline.


Fixed Income Securities
Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. Government securities, securities issued by federal or federally sponsored agencies ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.



Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration
The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

  Institutional Class Prospectus


  January 31, 2002





High Yield Securities

Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.


Mortgage Securities
These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.







Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency

Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.


Emerging Market Securities
Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.



If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.



The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.



Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940, as amended ("1940 Act"). The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.



CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered
Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.


Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.



Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.



Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater

  Institutional Class Prospectus


  January 31, 2002





price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.


Temporary Defensive Investments
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the Statement of Additional Information. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

Portfolio Turnover

Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.


Non-Diversification of Investments

A Portfolio of investments in a small number of issuers or industries or in securities denominated in only a few foreign currencies increases risk. The Global Fixed Income Portfolio and the International Fixed Income Portfolio are non-diversifed funds for purposes of the 1940 Act. A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single issuer than a diversified Portfolio. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit, currency or other risks.

Purchasing Shares



Institutional Class Shares are available to clients of the Adviser with combined investments of $5,000,000 and corporations or other institutions such as trusts and foundations.

Institutional Class Shares of the Portfolios may be purchased directly from Morgan Stanley Institutional Fund Trust or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing Institutional Class Shares through a financial intermediary, please consult your intermediary for purchase instructions.


Institutional Class Shares of the Portfolios may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Institutional Class Shares of the Portfolios.



Institutional Class Shares of each Portfolio, except for the Cash Reserves Portfolio, may be purchased at the net asset value per share (NAV) next determined after we receive your purchase order. Institutional Class Shares of the Cash Reserves Portfolio may be purchased at the NAV next determined after we receive your purchase order and the Fund's Custodian Bank, J.P. Morgan Chase & Co. (the "Custodian") receives monies credited by a Federal Reserve Bank ("Federal Funds").


Initial Purchase by Mail

You may open an account, subject to acceptance by Morgan Stanley Institutional Fund Trust, by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan"), the Fund's transfer agent, which you can obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108 together with a check payable to Morgan Stanley Institutional Fund Trust.


Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire

You may purchase Institutional Class Shares of each Portfolio by wiring Federal Funds to the Custodian. You should forward a completed Account Registration Form to J.P. Morgan in advance of the wire. For all Portfolios, except the Cash Reserves Portfolio, notification must be given to J.P. Morgan at 1-800-548-7786 prior to the determination of NAV. See the section below entitled "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:


J.P. Morgan Chase & Co.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-734143
Attn: Morgan Stanley Institutional Fund
Trust Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)


You can also make purchases in the Cash Reserves Portfolio by Federal Funds wire to the Custodian. If notification of your order is received prior to 12:00 noon (Eastern Time) and the Custodian receives the funds the same day, then your purchase will become effective and begin to earn income on that day. Otherwise, your purchase will be effective on the next business day.


Additional Investments

You may make additional investments of Institutional Class Shares (minimum additional investment $1,000) at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley Institutional Fund Trust) to J.P. Morgan at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above. For all Portfolios, except the Cash Reserves Portfolio, notification must be given to J.P. Morgan at 1-800-548-7786 prior to the determination of NAV. For the Cash Reserves Portfolio, J.P. Morgan must receive notification of receipt of your Federal Funds wire by 12:00 noon (Eastern Time). We normally credit purchases made by check in the Cash Reserves Portfolio at the NAV determined two business days after we receive the check.

  Institutional Class Prospectus


  January 31, 2002





Other Purchase Information

The Fund may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.



Frequent trading by shareholders can disrupt management of a Portfolio and raise its expenses. Therefore, we may not accept any request for a purchase, redemption or exchange when we think it is being used as a tool for market timing, and we may bar a shareholder who trades excessively from making further purchases for an indefinite period.



Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.


Redeeming Shares


You may redeem shares of each Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Each Portfolio will redeem shares at the NAV next determined after the request is received in good order.

By Mail

Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108.


To be in good order, redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;


(c) Any required signature guarantees; and


(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone

If you have authorized the Telephone Redemption Option on the Account Registration Form, you may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares.





The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.


If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

General Shareholder Information


Valuation of Shares

The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolios are open for business, except for the NAV of the Cash Reserves Portfolio which is determined as of 12:00 noon (Eastern Time).




Each Portfolio values its securities at market value, except the Cash Reserves Portfolio, which values its securities using amortized cost valuation. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.



Exchange Privilege
You may exchange each Portfolio's Institutional Class Shares for Institutional Class Shares of other available portfolios of the Fund or for Class A shares of available portfolios of Morgan Stanley Institutional Fund, Inc. based on their respective NAVs. We charge no fee for exchanges. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your financial intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases.




Taxes

Income dividends you receive (except from the Municipal Portfolio) will be taxable as ordinary income, whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolios from U.S. corporations. Capital gain distributions may be taxable at different rates depending on the length of time the Portfolio holds its assets.


The Municipal Portfolio intends to pay "exempt-interest" dividends which are excluded from your gross income for federal income tax purposes. When you receive exempt-interest dividends they may be subject to state and local taxes, although some states allow you to exclude that portion of a portfolio's tax-exempt income which is accountable to municipal securities issued within your state of residence.

Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. The Portfolios may be able to pass through to you for foreign tax credit purposes the amount of foreign income taxes that they paid.

Distributions paid in January but declared by a Portfolio in October, November or December of the previous year are taxable to you in the previous year.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.



Exchanges and redemptions of shares in a Portfolio are taxable events and may result in a taxable gain or loss to you.



When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

  Institutional Class Prospectus


  January 31, 2002




Dividends and Distributions
The Portfolios normally distribute substantially all of their net investment income to shareholders as follows:


            Portfolio                     Monthly Quarterly Annually
            Equity                                        .
            --------------------------------------------------------
            Mid Cap Growth                                         .
            --------------------------------------------------------
            Mid Cap Growth II                                      .
            --------------------------------------------------------
            Mid Cap Value                                          .
            --------------------------------------------------------
            Small Cap Growth                                       .
            --------------------------------------------------------
            Small Cap Value                                        .
            --------------------------------------------------------
            Strategic Small Value                                  .
            --------------------------------------------------------
            Value                                         .
            --------------------------------------------------------
            Cash Reserves                       .
            --------------------------------------------------------
            Core Plus Fixed Income                        .
            --------------------------------------------------------
            Investment Grade Fixed Income                 .
            --------------------------------------------------------
            Global Fixed Income                           .
            --------------------------------------------------------
            High Yield                                    .
            --------------------------------------------------------
            Intermediate Duration               .
            --------------------------------------------------------
            International Fixed Income                    .
            --------------------------------------------------------
            Limited Duration                    .
            --------------------------------------------------------
            Municipal                           .
            --------------------------------------------------------
            Special Purpose Fixed Income                  .
            --------------------------------------------------------
            Targeted Duration                   .
            --------------------------------------------------------
            U.S. Core Fixed Income                        .
            --------------------------------------------------------
            Balanced                                      .
            --------------------------------------------------------
            Multi-Asset-Class                             .
            --------------------------------------------------------


If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify Morgan Stanley Institutional Fund Trust in writing.

Fund Management


Adviser

The Adviser to the Fund, Morgan Stanley Investments LP ("MSI" or the "Adviser") (formerly "Miller Andersen & Sherrerd LP"), is a Pennsylvania limited liability partnership founded in 1969. The Adviser is wholly-owned by subsidiaries of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management, and credit services. The Adviser is an investment advisory affiliate of Morgan Stanley Investment Management Inc. ("MSIM") and is located at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, PA 19428-2881. The Adviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2001, MSI, together with its affiliated asset management companies, had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.



The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table on the following page shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2001 fiscal year.

Sub Adviser

Morgan Stanley Investment Advisors Inc. ("MSIA") serves as Sub-Adviser to the Cash Reserves Portfolio. As Sub-Adviser, MSIA makes day-to-day investment decisions for the Cash Reserves Portfolio and places the Portfolio's purchase and sales orders. The Adviser pays MSIA 40% of the fee the Adviser receives from the Cash Reserves Portfolio as compensation for its sub-advisory services. MSIA, located at 1221 Avenue of the Americas, New York, New York 10020, is a wholly-owned subsidiary of Morgan Stanley. MSIA develops, markets and manages a broad spectrum of proprietary mutual funds that are sold by Morgan Stanley financial advisors and offers professional money management services on a customized basis to individuals, institutional investors and retirement plan sponsors.

  Institutional Class Prospectus


  January 31, 2002








Adviser's Rates of Compensation


                                                   FY 2001            FY 2001
                                               Contractual             Actual
                                         Compensation Rate  Compensation Rate
 Equity Portfolio                                    0.500%             0.500%
 -----------------------------------------------------------------------------
 Mid Cap Growth Portfolio                            0.500              0.500
 -----------------------------------------------------------------------------
 Mid Cap Growth II Portfolio*                        0.750                 --
 -----------------------------------------------------------------------------
 Mid Cap Value Portfolio                             0.750              0.750
 -----------------------------------------------------------------------------
 Small Cap Growth Portfolio*                         1.000              1.000
 -----------------------------------------------------------------------------
 Small Cap Value Portfolio                           0.750              0.750
 -----------------------------------------------------------------------------
 Strategic Small Value Portfolio*                    1.000                 --
 -----------------------------------------------------------------------------
 Value Portfolio                                     0.500              0.500
 -----------------------------------------------------------------------------
 Cash Reserves Portfolio*                            0.250              0.195
 -----------------------------------------------------------------------------
 Core Plus Fixed Income Portfolio                    0.375              0.375
 -----------------------------------------------------------------------------
 Investment Grade Fixed Income Portfolio             0.375              0.375
 -----------------------------------------------------------------------------
 Global Fixed Income Portfolio                       0.375              0.375
 -----------------------------------------------------------------------------
 High Yield Portfolio                                0.450              0.450
 -----------------------------------------------------------------------------
 Intermediate Duration Portfolio                     0.375              0.375
 -----------------------------------------------------------------------------
 International Fixed Income Portfolio                0.375              0.375
 -----------------------------------------------------------------------------
 Limited Duration Portfolio                          0.300              0.300
 -----------------------------------------------------------------------------
 Municipal Portfolio*                                0.375              0.363
 -----------------------------------------------------------------------------
 Special Purpose Fixed Income Portfolio              0.375              0.375
 -----------------------------------------------------------------------------
 Targeted Duration Portfolio*+                       0.375                 --
 -----------------------------------------------------------------------------
 U.S. Core Fixed Income Portfolio                    0.375              0.375
 -----------------------------------------------------------------------------
 Balanced Portfolio                                  0.450              0.375
 -----------------------------------------------------------------------------
 Multi-Asset-Class Portfolio*                        0.650              0.612
 -----------------------------------------------------------------------------


*The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the Mid Cap Growth II Portfolio, the Small Cap Growth Portfolio, the Strategic Small Value Portfolio, the Cash Reserves Portfolio, the Municipal Portfolio, the Targeted Duration Portfolio, the U.S. Core Fixed Income Portfolio and the Multi-Asset-Class Portfolio to keep Total Operating Expenses from exceeding .90%, 1.15%, 1.15%, .32%, .50%, .45%, .50%, and .78%,
 respectively.


+As of the fiscal year ended September 30, 2001, the Targeted Duration
 Portfolio had not commenced operations.



Portfolio Management





Equity Portfolio




The Portfolio's assets are managed by the Small/Mid-Cap Value/Core Team. Current members of the team include Brian Kramp, Executive Director, and Eric
F. Scharpf, Vice President.



Mid Cap Growth Portfolio and Mid Cap Growth II Portfolio




The Portfolio's assets are managed by the Small/Mid-Cap Growth Team. Current members of the team include David P. Chu, Executive Director, Dennis Lynch, Vice President, David Cohen, Vice President, and David Reidinger, Vice President.

Mid Cap Value Portfolio




The Portfolio's assets are managed by the Small/Mid-Cap Value/Core Team. Current members of the team include Bradley S. Daniels, Executive Director, William B. Gerlach, Managing Director, and Charles Purcell, Vice President.



Small Cap Growth Portfolio




The Portfolio's assets are managed by the Small/Mid-Cap Growth Team. Current members of the team include David P. Chu, Executive Director, Dennis Lynch, Vice President, and John Roscoe, Vice President.



Small Cap Value Portfolio




The Portfolio's assets are managed by the Small/Mid-Cap Value/Core Team. Current members of the team include Bradley S. Daniels, Executive Director, James Jolinger, Executive Director, and Matthew Todorow, Vice President.



Strategic Small Value Portfolio




The Portfolio's assets are managed by the Small/Mid-Cap Value/Core Team. Current members of the team include Bradley S. Daniels, Executive Director, William B. Gerlach, Managing Director, and James Jolinger, Executive Director.



Value Portfolio




The Portfolio's assets are managed by the Large Cap Value and Small/Mid-Cap Value/Core Teams. Current members of the teams include Richard M. Behler, Managing Director, Brian Kramp, Executive Director, and Eric F. Scharpf, Vice President.





Core Plus Fixed Income Portfolio, Investment Grade Fixed Income Portfolio and Special Purpose Fixed Income Portfolio




The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include W. David Armstrong, Managing Director, Thomas L. Bennett, Managing Director, and Roberto M. Sella, Managing Director.



Global Fixed Income Portfolio and International Fixed Income Portfolio




The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include J. David Germany, Managing Director, Michael Kushma, Executive Director, Paul F. O'Brien, Executive Director, and Christian
G. Roth, Executive Director.



High Yield Portfolio




The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Stephen F. Esser, Managing Director, Gordon W. Loery, Executive Director, and Deanna L. Loughnane, Executive Director.



Intermediate Duration Portfolio




The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Angelo G. Manioudakis, Executive Director, Charles Moon, Executive Director, and Scott F. Richard, Managing Director.



Limited Duration Portfolio




The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include David S. Horowitz, Vice President, William Lawrence, Executive Director, and Scott F. Richard, Managing Director.





Municipal Portfolio




Steven K. Kreider, Managing Director, MSIM joined MSI in 1988. He joined the management team for the Municipal Portfolio in 1992. Neil Stone, Executive Director, MSIM joined MSI in 1996. He served as Director of Fixed Income Research at CS First Boston Corporation from 1985 to 1995, and as Vice President of Mortgage Research at Morgan Stanley from 1995 to 1996. He joined the management team for the Municipal Portfolio in 1998.

  Institutional Class Prospectus

  January 31, 2002





Targeted Duration Portfolio




The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include David S. Horowitz, Vice President, and Scott F. Richard, Managing Director.



U.S. Core Fixed Income Portfolio


The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include W. David Armstrong, Managing Director, Angelo G. Manioudakis, Executive Director, and Scott F. Richard, Managing Director.



Balanced Portfolio




Thomas L. Bennett, Managing Director, MSIM and MSIA, joined MSI in 1984. He joined the management team for the Balanced Portfolio in 1992. Cyril Moulle-Berteaux, Managing Director, MSIM, joined MSIM in 2001. He joined the management team for the Balanced Portfolio in 2001. Brian Kramp, Executive Director, MSIM, joined MSI in 1997. He joined the management team for the Balanced Portfolio in 2002.



Multi-Asset-Class Portfolio




Thomas L. Bennett, Managing Director, MSIM and MSIA, joined MSI in 1984. He joined the management team for the Multi-Asset-Class Portfolio in 1994. Barton M. Biggs, Managing Director, MSIM, since 1975, Chairman of MSIM since 1980 and a Director of Morgan Stanley Group, Inc. He is also a Managing Director of MSIA and a director and chairman of various registered investment companies to which MSIM and certain of its affiliates provide investment advisory services. He joined the management team for the Multi-Asset-Class Portfolio in 1999. J. David Germany, Managing Director, MSIM, joined MSI in 1991. He joined the management team for the Multi-Asset-Class Portfolio in 1994. Cyril Moulle-Berteaux, Managing Director, MSIM, joined MSIM in 2001. He joined the management team for the Multi-Asset Class Portfolio in 2001. Brian Kramp, Executive Director, MSIM, joined MSI in 1997. He joined the management team for the Multi-Asset-Class Portfolio in 2002.


Distributor
Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc. ("MSDI"), a wholly-owned subsidiary of the Adviser. MSDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.

Financial Highlights


The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). As of the fiscal year ended September 30, 2001, the Targeted Duration Portfolio had not commenced operations. The information for the year 2001 has been extracted from the Fund's



                                  Net Gains
        Net Asset                 or Losses                     Dividend     Capital Gain
           Value-        Net  on Securities  Total from    Distributions    Distributions
        Beginning Investment  (realized and  Investment  (net investment    (realized net          Other
        of Period     Income    unrealized)  Activities          income)   capital gains)  Distributions
----------------------------------------------------------------------------------------------------------
Equity Portfolio (Commencement of Institutional Class Operations 11/14/84)
2001+++    $17.28      $0.09         ($4.78)     ($4.69)          ($0.09)          ($0.61)        ($2.14)#
2000+++     19.82       0.05           3.53        3.58            (0.05)           (6.07)            --
1999        20.44       0.14           5.24        5.38            (0.17)           (5.83)            --
1998        29.45       0.24          (1.04)      (0.80)           (0.28)           (7.93)            --
1997        25.67       0.36           8.22        8.58            (0.40)           (4.40)            --
----------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio (Commencement of Institutional Class Operations 3/30/90)
2001       $35.15     ($0.05)       ($16.44)    ($16.49)              --               --         ($3.86)#
2000        25.77      (0.06)         13.71       13.65               --           ($4.27)            --
1999        18.62      (0.01)         10.65       10.64           ($0.00).          (3.49)            --
1998        21.84      (0.03)          0.24        0.21               --            (3.43)            --
1997        20.53      (0.01)          4.75        4.74               --            (3.43)            --
----------------------------------------------------------------------------------------------------------
Mid Cap Growth II Portfolio (Commencement of Institutional Class Operations 12/28/00)
2001       $10.00     ($0.03)        ($5.12)     ($5.15)              --               --             --
----------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio (Commencement of Institutional Class Operations 12/30/94)
2001+++    $25.07      $0.05         ($4.91)     ($4.86)          ($0.08)          ($1.33)        ($1.89)#
2000+++     21.88       0.06           5.78        5.84            (0.08)           (2.57)            --
1999+++     18.12       0.12           5.01        5.13            (0.06)           (1.31)            --
1998+++     21.80       0.08          (1.53)      (1.45)           (0.04)           (2.19)            --
1997+++     14.49       0.05           8.37        8.42            (0.10)           (1.01)            --
----------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio (Commencement of Institutional Class Operations 6/30/98)
2001       $52.96     ($0.35)       ($25.78)    ($26.13)              --               --         ($2.79)#
2000        32.28      (0.34)         25.42       25.08               --           ($4.40)            --
1999+++      8.57      (0.13)         23.84       23.71               --               --             --
1998        10.00      (0.01)         (1.42)      (1.43)              --               --             --
----------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio (Commencement of Institutional Class Operations 7/01/86)
2001+++    $21.18      $0.10+        ($4.35)     ($4.25)          ($0.07)              --         ($1.70)#
2000+++     18.62       0.09           4.01        4.10            (0.14)          ($1.40)            --
1999+++     17.37       0.13           3.65        3.78            (0.07)           (2.46)            --
1998        24.97       0.16          (4.33)      (4.17)           (0.14)           (3.29)            --
1997        19.64       0.15           8.39        8.54            (0.11)           (3.10)            --
----------------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio (Commencement of Institutional Class Operations 6/30/00)
2001       $10.62      $0.09         ($0.15)     ($0.06)          ($0.05)              --             --
2000        10.00       0.03           0.59        0.62               --               --             --
----------------------------------------------------------------------------------------------------------

  Institutional Class Prospectus

  January 31, 2002



financial statements which were audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's September 30, 2001 Annual Report to Shareholders.


                                       Net Assets-    Ratio of      Ratio of
                  Net Asset                 End of    Expenses    Net Income   Portfolio
        Total        Value-    Total        Period  to Average    to Average    Turnover
Distributions End of Period Return**   (thousands) Net Assets+    Net Assets        Rate
-----------------------------------------------------------------------------------------
      ($2.84)        $ 9.75   (30.58%)  $  403,062        0.62%         0.71%        160%
       (6.12)         17.28    19.83       615,078        0.61          0.27         211
       (6.00)         19.82    30.15       635,593        0.62          0.64         103
       (8.21)         20.44    (2.66)      872,662        0.61          0.94          77
       (4.80)         29.45    38.46     1,312,547        0.60          1.30          85
-----------------------------------------------------------------------------------------
      ($3.86)        $14.80   (50.80%)  $1,063,186        0.61%        (0.25%)       145%
       (4.27)         35.15    56.60     2,109,750        0.62         (0.21)        169
       (3.49)         25.77    64.27       785,659        0.62         (0.07)        208
       (3.43)         18.62     2.00       429,955        0.62         (0.13)        172
       (3.43)         21.84    28.05       446,963        0.63         (0.07)        134
-----------------------------------------------------------------------------------------
           --        $ 4.85   (51.50%)  $    2,500        2.10%*       (0.61)*       247%
-----------------------------------------------------------------------------------------
      ($3.30)        $16.91   (21.23%)  $1,096,021        0.86%         0.22%        176%
       (2.65)         25.07    29.48     1,374,275        0.87          0.28         226
       (1.37)         21.88    29.44       721,015        0.87          0.57         244
       (2.23)         18.12    (6.92)      420,555        0.90          0.40         213
       (1.11)         21.80    61.40       220,260        0.90++        0.28         184
-----------------------------------------------------------------------------------------
      ($2.79)        $24.04   (50.83%)  $  193,469        1.14%        (0.98%)       176%
       (4.40)         52.96    80.31       437,898        1.14         (0.77         206
           --         32.28   276.66        93,229        1.18++       (0.50)        300
           --          8.57   (14.30)        3,004        1.16*++      (0.46)*        67
-----------------------------------------------------------------------------------------
      ($1.77)        $15.16   (21.25%)  $1,017,346        0.86%         0.52%        157%
       (1.54)         21.18    23.11     1,269,171        0.86          0.43         193
       (2.53)         18.62    23.83       897,629        0.86          0.70         251
       (3.43)         17.37   (18.34)      716,729        0.86          0.71         163
       (3.21)         24.97    49.81       897,396        0.86          0.70         107
-----------------------------------------------------------------------------------------
      ($0.05)        $10.51    (0.60%)  $    2,434        1.15%++       0.73%         80%
           --         10.62     6.20         2,506        1.31*++       1.15*         33
-----------------------------------------------------------------------------------------

                                         Net Gains
                Net Asset                or Losses                     Dividend    Capital Gain
                   Value-        Net on Securities  Total from    Distributions   Distributions
                Beginning Investment (realized and  Investment  (net investment   (realized net          Other
                of Period     Income   unrealized)  Activities          income)  capital gains)  Distributions
------------------------------------------------------------------------------------------------------------------
Value Portfolio (Commencement of Institutional Class Operations 11/05/84)
2001+++            $12.86     $ 0.19       $  0.93     $  1.12           ($0.18)             --             --
2000+++             13.59       0.16          0.95        1.11            (0.18)          (1.27)         (0.39)#
1999+++             15.16       0.21          1.11        1.32            (0.28)          (2.61)            --
1998                20.37       0.34         (3.38)      (3.04)           (0.36)          (1.81)            --
1997+++             15.61       0.34          5.75        6.09            (0.30)          (1.03)            --
------------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio (Commencement of Institutional Class Operations 8/29/90)
2001               $1.000     $0.049            --     $ 0.049          ($0.049)             --             --
2000                1.000      0.058            --       0.058           (0.058)             --             --
1999                1.000      0.048            --       0.048           (0.048)             --             --
1998                1.000       .053            --        .053            (.053)             --             --
1997                1.000       .052            --        .052            (.052)             --             --
------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio (Commencement of Institutional Class Operations 11/14/84)
2001               $11.25     $ 0.75       $  0.62     $  1.37           ($0.78)             --             --
2000+++             11.26       0.77         (0.02)       0.75            (0.76)             --             --
1999+++             12.22       0.77         (0.72)       0.05            (0.71)             --          (0.30)#
1998+++             12.22       0.78          0.14        0.92            (0.75)          (0.17)            --
1997+++             11.83       0.80          0.50        1.30            (0.78)          (0.13)            --
------------------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio (Commencement of Institutional Class Operations 8/31/90)
2001               $10.67     $ 0.68       $  0.70     $  1.38           ($0.73)             --             --
2000                10.74       0.78         (0.12)       0.66            (0.73)             --             --
1999                11.69       0.69         (0.75)      (0.06)           (0.63)             --          (0.26)#
1998                11.46       0.61          0.40        1.01            (0.66)          (0.12)            --
1997                11.23       0.74          0.39        1.13            (0.79)          (0.11)            --
------------------------------------------------------------------------------------------------------------------
Global Fixed Income Portfolio (Commencement of Institutional Class Operations 4/30/93)
2001               $ 9.23     $ 0.49        ($0.01)    $  0.48               --              --          (0.37)##
2000                10.42       0.53         (1.06)      (0.53)           (0.11)             --          (0.28)#
1999                11.03       0.51         (0.49)       0.02            (0.44)          (0.19)            --
1998                10.64       0.55          0.38        0.93            (0.39)          (0.15)            --
1997+++             11.01       0.60         (0.22)       0.38            (0.59)          (0.16)            --
------------------------------------------------------------------------------------------------------------------
High Yield Portfolio (Commencement of Institutional Class Operations 2/28/89)
2001+++            $ 7.86     $ 0.78        ($1.95)     ($1.17)          ($0.94)             --             --
2000+++              8.77       0.89         (0.88)       0.01            (0.92)             --             --
1999+++              8.99       0.86         (0.10)       0.76            (0.79)          (0.04)         (0.15)#
1998+++             10.15       0.85         (0.93)      (0.08)           (0.82)          (0.26)            --
1997+++              9.32       0.86          0.87        1.73            (0.87)          (0.03)            --
------------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio (Commencement of Institutional Class Operations 10/3/94)
2001               $ 9.67     $ 0.57       $  0.69     $  1.26           ($0.56)             --             --
2000+++              9.77       0.67         (0.19)       0.48            (0.58)             --             --
1999                10.68       0.72         (0.65)       0.07            (0.76)             --          (0.22)#
1998                10.48       0.58          0.28        0.86            (0.56)          (0.10)            --
1997+++             10.28       0.61          0.27        0.88            (0.53)          (0.15)            --
------------------------------------------------------------------------------------------------------------------
International Fixed Income Portfolio (Commencement of Institutional Class Operations 4/29/94)
2001+++            $ 8.88     $ 0.28       $  0.04     $  0.32               --              --          (0.24)##
2000                10.12       0.35         (1.15)      (0.80)              --           (0.04)         (0.40)###
1999                10.75       0.34         (0.41)      (0.07)           (0.28)          (0.22)         (0.06)##
1998                10.19       0.45          0.56        1.01            (0.36)          (0.09)            --
1997                10.77       0.50         (0.44)       0.06            (0.38)          (0.26)            --
------------------------------------------------------------------------------------------------------------------

  Institutional Class Prospectus


  January 31, 2002




                                       Net Assets-    Ratio of      Ratio of
                  Net Asset                 End of    Expenses    Net Income  Portfolio
        Total        Value-    Total        Period  to Average    to Average   Turnover
Distributions End of Period Return**   (thousands) Net Assets+    Net Assets       Rate
----------------------------------------------------------------------------------------
      ($0.18)        $13.80     8.68%   $  656,007        0.62%         1.26%        38%
       (1.84)         12.86     9.67       690,859        0.61          1.32         50
       (2.89)         13.59     8.30     1,079,356        0.63          1.38         53
       (2.17)         15.16   (16.41)    2,288,236        0.60          1.76         56
       (1.33)         20.37    41.25     3,542,772        0.62          1.93         46
----------------------------------------------------------------------------------------
     ($0.049)        $1.000     5.03%   $  132,901        0.39%++       4.86%       N/A
      (0.058)         1.000     5.91       115,513        0.37++        5.72        N/A
      (0.048)         1.000     4.93       156,510        0.33++        4.77        N/A
       (.053)         1.000     5.47       168,228        0.32++        5.33        N/A
       (.052)         1.000     5.32        98,464        0.33++        5.20        N/A
----------------------------------------------------------------------------------------
      ($0.78)        $11.84    12.74%   $4,142,009        0.48%         6.46%       111%
       (0.76)         11.25     7.02     4,087,553        0.48          7.03         62
       (1.01)         11.26     0.33     4,338,939        0.48          6.62        103
       (0.92)         12.22     7.90     4,625,015        0.48          6.49        121
       (0.91)         12.22    11.47     3,219,987        0.49          6.73        179
----------------------------------------------------------------------------------------
      ($0.73)        $11.32    13.45%   $  278,657        0.50%         6.19%        89%
       (0.73)         10.67     6.48       279,141        0.49          6.99         43
       (0.89)         10.74    (0.57)      384,893        0.48          6.20        106
       (0.78)         11.69     9.23       443,923        0.50          6.19         92
       (0.90)         11.46    10.58       226,662        0.50          6.54        182
----------------------------------------------------------------------------------------
      ($0.37)        $ 9.34     5.26%   $   36,143        0.61%         5.16%        49%
       (0.66)          9.23    (5.39)       34,827        0.62          4.87         54
       (0.63)         10.42    (0.05)       64,059        0.54          4.83         56
       (0.54)         11.03     9.18        71,834        0.56          5.11         88
       (0.75)         10.64     3.53        77,493        0.57          5.65        137
----------------------------------------------------------------------------------------
      ($0.94)        $ 5.75   (16.27%)  $  583,110        0.57%        11.44%        67%
       (0.92)          7.86    (0.22)      848,507        0.56         10.50         55
       (0.98)          8.77     8.81       937,482        0.49          9.61         45
       (1.08)          8.99    (1.17)      703,110        0.50          8.74         75
       (0.90)         10.15    19.90       523,899        0.51          9.05         96
----------------------------------------------------------------------------------------
      ($0.56)        $10.37    13.42%   $   50,814        0.54%         5.62%        59%
       (0.58)          9.67     5.84        37,686        0.54          6.95         76
       (0.98)          9.77     0.64        50,513        0.49          6.20         97
       (0.66)         10.68     8.57       116,891        0.52          5.84        131
       (0.68)         10.48     8.93        72,119        0.55++        5.93        204
----------------------------------------------------------------------------------------
      ($0.24)        $ 8.96     3.63%   $   77,363        0.55%         3.31%        71%
       (0.44)          8.88    (8.23)      112,456        0.56          3.76         91
       (0.56)         10.12    (0.93)      125,981        0.52          3.68         64
       (0.45)         10.75    10.38       150,313        0.52          4.59         75
       (0.64)         10.19     0.44       152,752        0.53          5.27        107
----------------------------------------------------------------------------------------

                                        Net Gains
               Net Asset                or Losses                     Dividend    Capital Gain
                  Value-        Net on Securities  Total from    Distributions   Distributions
               Beginning Investment (realized and  Investment  (net investment   (realized net          Other
               of Period     Income   unrealized)  Activities          income)  capital gains)  Distributions
-----------------------------------------------------------------------------------------------------------------
Limited Duration Portfolio (Commencement of Institutional Class Operations 3/31/92)
2001              $10.17      $0.59         $0.42       $1.01           ($0.59)             --             --
2000               10.18       0.60         (0.03)       0.57            (0.58)             --             --
1999               10.54       0.68         (0.31)       0.37            (0.73)             --             --
1998               10.49       0.59          0.03        0.62            (0.57)             --             --
1997               10.38       0.62          0.08        0.70            (0.59)             --             --
-----------------------------------------------------------------------------------------------------------------
Municipal Portfolio (Commencement of Institutional Class Operations 10/1/92)
2001              $11.43      $0.48         $0.72       $1.20           ($0.49)             --             --
2000               11.39       0.62          0.10        0.72            (0.62)          (0.06)            --
1999               11.96       0.55         (0.53)       0.02            (0.59)             --             --
1998               11.64       0.54          0.28        0.82            (0.50)             --             --
1997               11.23       0.53          0.40        0.93            (0.52)             --             --
-----------------------------------------------------------------------------------------------------------------
Special Purpose Fixed Income Portfolio (Commencement of Institutional Class Operations 3/31/92)
2001              $11.31      $0.82         $0.60       $1.42           ($0.84)             --             --
2000               11.32       0.81         (0.06)       0.75            (0.76)             --             --
1999               12.33       0.78         (0.69)       0.09            (0.73)         ($0.04)         (0.33)#
1998               12.58       0.84          0.03        0.87            (0.85)          (0.27)            --
1997+++            12.26       0.85          0.52        1.37            (0.87)          (0.18)            --
-----------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio (Commencement of Institutional Class Operations 9/29/87)
2001+++           $10.46      $0.65         $0.73       $1.38           ($0.69)             --             --
2000+++            10.55       0.71         (0.12)       0.59            (0.68)             --             --
1999               11.40       0.71         (0.83)      (0.12)           (0.52)             --          (0.21)#
1998               11.27       0.73          0.32        1.05            (0.79)          (0.13)            --
1997               10.89       0.74          0.33        1.07            (0.67)          (0.02)            --
-----------------------------------------------------------------------------------------------------------------
Balanced Portfolio (Commencement of Institutional Class Operations 12/31/92)
2001+++           $13.37      $0.35        ($2.07)     ($1.72)          ($0.38)             --         ($0.67)#
2000+++            13.83       0.44          1.45        1.89            (0.46)         ($1.89)            --
1999+++            13.46       0.45          1.71        2.16            (0.43)          (1.36)            --
1998+++            15.30       0.48         (0.11)       0.37            (0.49)          (1.72)            --
1997               13.81       0.51          2.91        3.42            (0.54)          (1.39)            --
-----------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio (Commencement of Institutional Class Operations 7/29/94)
2001              $11.62      $0.33        ($2.24)     ($1.91)          ($0.07)             --         ($0.77)###
2000               12.43       0.36          0.60        0.96            (0.31)         ($1.36)         (0.10)#
1999               11.74       0.37          1.62        1.99            (0.34)          (0.96)            --
1998+++            13.64       0.38         (0.45)      (0.07)           (0.34)          (1.49)            --
1997+++            12.28       0.38          2.57        2.95            (0.51)          (1.08)            --
-----------------------------------------------------------------------------------------------------------------

  Institutional Class Prospectus


  January 31, 2002




                                       Net Assets-    Ratio of      Ratio of
                  Net Asset                 End of    Expenses    Net Income  Portfolio
        Total        Value-    Total        Period  to Average    to Average   Turnover
Distributions End of Period Return**   (thousands) Net Assets+    Net Assets       Rate
----------------------------------------------------------------------------------------
       (0.59)        $10.59    10.23%     $224,358        0.43%         5.67%        59%
       (0.58)         10.17     6.37       177,776        0.42          6.61         57
       (0.73)         10.18     3.61       161,538        0.41          6.16        102
       (0.57)         10.54     6.13       252,711        0.42          5.89        107
       (0.59)         10.49     6.98       155,570        0.43++        6.15        130
----------------------------------------------------------------------------------------
      ($0.49)        $12.14    10.69%     $164,504        0.51%++       4.03%        70%
       (0.68)         11.43     6.66       115,217        0.51++        5.51         82
       (0.59)         11.39     0.11       121,917        0.51++        4.72         88
       (0.50)         11.96     7.20        82,282        0.52++        4.58        140
       (0.52)         11.64     8.47        75,120        0.51++        4.70         54
----------------------------------------------------------------------------------------
      ($0.84)        $11.89    13.04%     $294,858        0.50%         6.55%       103%
       (0.76)         11.31     6.99       429,327        0.49          7.13         53
       (1.10)         11.32     0.71       459,674        0.49          6.46        124
       (1.12)         12.33     7.31       552,269        0.49          6.89        105
       (1.05)         12.58    11.78       492,784        0.49          6.88        198
----------------------------------------------------------------------------------------
      ($0.69)        $11.15    13.68%     $195,467        0.51%         6.04%        86%
       (0.68)         10.46     5.88       181,884        0.51++        6.86         51
       (0.73)         10.55    (1.12)      189,860        0.51          6.09        115
       (0.92)         11.40     9.83        76,042        0.51++        6.32        145
       (0.69)         11.27    10.20        96,954        0.51++        6.48        217
----------------------------------------------------------------------------------------
      ($1.05)        $10.60   (13.51)%    $397,666        0.58%         2.98%       157%
       (2.35)         13.37    14.75       505,078        0.58          3.29        162
       (1.79)         13.83    16.99       341,886        0.58          3.21        111
       (2.21)         13.46     2.85       382,339        0.59          3.36        100
       (1.93)         15.30    27.44       343,284        0.58          3.56        145
----------------------------------------------------------------------------------------
      ($0.84)        $ 8.87   (17.23)%    $122,912        0.79%++       3.02%       149%
       (1.77)         11.62     7.74       143,434        0.78++        2.93        152
       (1.30)         12.43    17.71       152,862        0.78++        2.86        101
       (1.83)         11.74    (0.46)      165,039        0.78++        2.98        107
       (1.59)         13.64    26.50       173,155        0.74++        3.07        141
----------------------------------------------------------------------------------------

Notes to the Financial Highlights

  *  Annualized
 **  Total return figures for partial years are not annualized.
  #  Represents distributions in excess of net realized gains.
 ##  Represents distributions in excess of net investment income.

### For International Fixed Income Portfolio and Multi-Asset-Class Portfolio represents distributions in excess of net investment income of 0.27 and 0.02, respectively, and distributions in excess of net realized gains of
     0.13 and 0.75, respectively.

  + For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.


          ------------------------------------------------------------
                    Ratio of Expenses to Average Net Assets
          ------------------------------------------------------------
          Portfolio                      1997  1998  1999  2000  2001
          Equity                        0.59% 0.59% 0.60% 0.61% 0.62%
          -----------------------------------------------------------
          Mid Cap Growth                0.61  0.60  0.60  0.61  0.60
          -----------------------------------------------------------
          Mid Cap Growth II               --    --    --    --  0.90*
          -----------------------------------------------------------
          Mid Cap Value                 0.88  0.88  0.86  0.85  0.85
          -----------------------------------------------------------
          Small Cap Growth                --  1.15* 1.15  1.12  1.12
          -----------------------------------------------------------
          Small Cap Value               0.86  0.86  0.86  0.85  0.86
          -----------------------------------------------------------
          Strategic Small Value           --    --    --  1.15* 1.15
          -----------------------------------------------------------
          Value                         0.61  0.59  0.62  0.60  0.61
          -----------------------------------------------------------
          Cash Reserves                 0.32  0.32  0.32  0.32  0.32
          -----------------------------------------------------------
          Core Plus Fixed Income        0.48  0.47  0.47  0.47  0.47
          -----------------------------------------------------------
          Investment Grade Fixed Income 0.49  0.49  0.47  0.48  0.50
          -----------------------------------------------------------
          Global Fixed Income           0.57  0.56  0.53  0.60  0.60
          -----------------------------------------------------------
          High Yield                    0.50  0.48  0.48  0.55  0.56
          -----------------------------------------------------------
          Intermediate Duration         0.52  0.51  0.48  0.53  0.54
          -----------------------------------------------------------
          International Fixed Income    0.53  0.52  0.52  0.55  0.55
          -----------------------------------------------------------
          Limited Duration              0.42  0.41  0.41  0.41  0.43
          -----------------------------------------------------------
          Municipal                     0.50  0.50  0.50  0.50  0.50
          -----------------------------------------------------------
          Special Purpose Fixed Income  0.48  0.48  0.48  0.48  0.49
          -----------------------------------------------------------
          U.S. Core Fixed Income        0.50  0.50  0.49  0.50  0.50
          -----------------------------------------------------------
          Balanced                      0.56  0.57  0.57  0.57  0.57
          -----------------------------------------------------------
          Multi-Asset-Class             0.74  0.78  0.78  0.78  0.78
          -----------------------------------------------------------

 ++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the voluntarily waived and/or reimbursed expenses totaled the below listed amounts.


   ---------------------------------------------------------------------------------
                                 Voluntarily waived and/or reimbursed expenses for:
   ---------------------------------------------------------------------------------
   Portfolio                         1997            1998     1999    2000     2001
   Mid Cap Growth II                 --              --      --        --    1.20%
   --------------------------------------------------------------------------------
   Mid Cap Value                   0.02%             --      --        --      --
   --------------------------------------------------------------------------------
   Small Cap Growth                  --            3.67%*  0.15%       --      --
   --------------------------------------------------------------------------------
   Strategic Small Value             --              --      --      4.23%*  1.85
   --------------------------------------------------------------------------------
   Cash Reserves                   0.07            0.05    0.04      0.05    0.06
   --------------------------------------------------------------------------------
   Intermediate Duration           0.05              --      --        --      --
   --------------------------------------------------------------------------------
   Limited Duration                0.00..            --      --        --      --
   --------------------------------------------------------------------------------
   Municipal                       0.05            0.04    0.09      0.01    0.01
   --------------------------------------------------------------------------------
   Multi-Asset-Class               0.08            0.04    0.02      0.03    0.04
   --------------------------------------------------------------------------------
   U.S. Core Fixed Income          0.01            0.01      --      0.01      --
   --------------------------------------------------------------------------------


+++  Per share amounts for the year are based on average shares outstanding.
  .  Amount is less than $0.01.

 ..  Amount is less than 0.01%.

Where to find Additional Information




In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 31, 2002, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.



The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year.


You may obtain the SAI and Shareholder Reports, without charge, by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust

One Tower Bridge


100 Front Street, Suite 1100


West Conshohocken, PA 19428-2881.


For Shareholder Inquiries,

call 1-800-548-7786.


Prices and Investment Results are available at www.morganstanley.com/im. 901-promasinst-0101

                             [LOGO] Morgan Stanley

  Adviser Class Prospectus


  January 31, 2002


Morgan Stanley Institutional Fund Trust






          Equity Portfolios
          Equity Portfolio



          Mid Cap Growth Portfolio
          Mid Cap Growth II Portfolio
          Mid Cap Value Portfolio
          Small Cap Growth Portfolio
          Small Cap Value Portfolio
          Value Portfolio

          Fixed Income Portfolios



          Core Plus Fixed Income Portfolio


          Investment Grade Fixed Income Portfolio

          High Yield Portfolio

          U.S. Core Fixed Income Portfolio


          Balanced Portfolios
          Balanced Portfolio
          Multi-Asset-Class Portfolio

Shareholder Services
1-800-548-7786
------------------------------------

Prices and Investment Results:
www.morganstanley.com/im
------------------------------------


Investment Adviser: Morgan Stanley Investments LP

------------------------------------


Morgan Stanley Institutional Fund Trust (the "Fund") is a no-load mutual fund consisting of 29 different investment portfolios, 13 of which are described in this prospectus. Morgan Stanley Investments LP (the "Adviser"), an investment advisory affiliate of Morgan Stanley Investment Management Inc., is the Fund's investment adviser. This prospectus offers Adviser Class Shares of the portfolios (each a "Portfolio" and collectively the "Portfolios") described herein.

------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Adviser Class Prospectus


  January 31, 2002


Table of Contents


                                                                      Page
Equity Portfolios
--------------------------------------------------------------------------
Equity                                                                   1
--------------------------------------------------------------------------
Mid Cap Growth                                                           2
--------------------------------------------------------------------------
Mid Cap Growth II                                                        4
--------------------------------------------------------------------------
Mid Cap Value                                                            6
--------------------------------------------------------------------------
Small Cap Growth                                                         7
--------------------------------------------------------------------------
Small Cap Value                                                          9
--------------------------------------------------------------------------
Value                                                                   10
--------------------------------------------------------------------------

Fixed Income Portfolios
--------------------------------------------------------------------------
Core Plus Fixed Income                                                  11
--------------------------------------------------------------------------
Investment Grade Fixed Income                                           13
--------------------------------------------------------------------------
High Yield                                                              15
--------------------------------------------------------------------------
U.S. Core Fixed Income                                                  17
--------------------------------------------------------------------------

Balanced Portfolios
--------------------------------------------------------------------------
Balanced                                                                19
--------------------------------------------------------------------------
Multi-Asset-Class                                                       21
--------------------------------------------------------------------------

Fees and Expenses of the Portfolios                                     23
--------------------------------------------------------------------------
Investment Strategies and Related Risks                                 25
--------------------------------------------------------------------------
Purchasing Shares                                                       29
--------------------------------------------------------------------------
Redeeming Shares                                                        30
--------------------------------------------------------------------------
General Shareholder Information                                         31
--------------------------------------------------------------------------
Fund Management                                                         33
--------------------------------------------------------------------------
Financial Highlights                                                    36
--------------------------------------------------------------------------

  Adviser Class Prospectus


  January 31, 2002


Equity Portfolio




Objective
The Equity Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $5 billion. The Portfolio may invest, to a limited extent, in stocks of small companies and foreign equity securities.


Process
The Adviser assigns each member of the portfolio management team to specific "value" or "growth" sectors. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser seeks to diversify the Portfolio's investments across market sectors, and to obtain the best values within each sector. In determining whether securities should be sold, the Adviser considers factors such as deteriorating fundamentals and relative valuation.


Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in common stocks.


Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.


The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.


Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                    [CHART]

Equity Portfolio
Commenced operations on January 16, 1998

1999     2000     2001
----     ----     ----
28.29   -9.95    -17.33

High Quarter    12/31/99   19.99%
Low Quarter      9/20/01  -15.34%

Average Annual Total Return (as of 12/31/01)



                                                             Equity S&P 500
                                                          Portfolio   Index
---------------------------------------------------------------------------
One Year                                                     -17.33  -11.88
Since Inception 1/16/98                                        3.94    5.95



The bar chart and table show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

Mid Cap Growth Portfolio




Objective
The Mid Cap Growth Portfolio seeks long-term capital growth.

Approach

The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalizations of generally less than $35 billion.




Process

The Adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and the Adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Adviser closely tracks companies' earnings quality through detailed financial modeling to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Portfolio. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in common stocks of mid cap companies. A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.



The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject



                                    [CHART]
Mid Cap Growth Portfolio
Commenced operations on January 31, 1997

1998    1999    2000     2001
---     ---     ---      ---
37.00   67.89  -7.57   -29.78



High Quarter   12/31/99     39.22%
Low Quarter     9/30/01     27.66%





Average Annual Total Return (as of 12/31/01)



                          Mid Cap
                           Growth S&P MidCap
                        Portfolio  400 Index
--------------------------------------------
One Year                   -29.78      -0.58
Since Inception 1/31/97     14.30      15.55



The bar chart and table show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks that are chosen for market size, liquidity, and industry group representation.

  Adviser Class Prospectus


  January 31, 2002


Mid Cap Growth Portfolio (Cont'd)



to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.



Purchases of shares issued in IPOs expose the Portfolio to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. From time to time, market conditions have allowed the Portfolio to profit from the purchase and sale of shares issued as part of, or a short period after, companies' IPOs. However, the Adviser cannot guarantee continued access to IPOs.


Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Mid Cap Growth II Portfolio


Objective
The Mid Cap Growth II Portfolio seeks long-term capital growth.

Approach

The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalizations of generally less than $35 billion.




Process

The Adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and the Adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Adviser closely tracks companies' earnings quality through detailed financial modeling to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Portfolio. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in common stocks of mid cap companies. A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.



The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited





                                    [CHART]

Mid Cap Growth II Portfolio
Commenced operations on December 28, 2000

2001
-----
-39.44


High Quarter    12/31/01   21.24%
Low Quarter     03/31/01  -32.75%









Average Annual Total Return (as of 12/31/01)



                                           Mid Cap      Russell
                                         Growth II      Mid Cap
                                         Portfolio Growth Index
                -----------------------------------------------
                One Year                    -39.44       -20.15
                Since Inception 12/28/00    -40.94       -22.04


The bar chart and table show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Adviser Class Shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.





The Russell Mid Cap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

  Adviser Class Prospectus


  January 31, 2002



Mid Cap Growth II Portfolio (Cont'd)






markets, financial resources and product lines, and may lack the depth of management of larger companies.



Purchases of shares issued in IPOs expose the Portfolio to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. From time to time, market conditions have allowed the Portfolio to profit from the purchase and sale of shares issued as part of, or a short period after, companies' IPOs. However, the Adviser cannot guarantee continued access to IPOs.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Mid Cap Value Portfolio




Objective
The Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in common stocks of companies with capitalizations generally in the range of companies included in the S&P MidCap 400 Index. The Portfolio may purchase stocks that typically do not pay dividends.


Process

The Adviser analyzes securities to identify stocks that are believed to be undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the S&P MidCap 400 Index. For example, if the energy sector represents 10% of the S&P MidCap 400 Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets.
There are more than a dozen sectors represented in the S&P MidCap 400 Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in common stocks of mid cap companies. A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.



The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.


Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.







                                    [CHART]
Mid Cap Value Portfolio
Commenced operations on July 17, 1998

1999       2000       2001
---        ---        ---
19.56      11.59      -3.57

High Quarter  12/31/01     20.15%
Low Quarter    9/30/01    -20.65%



Average Annual Total Return (as of 12/31/01)



                                                       Mid Cap Value S&P MidCap
                                                           Portfolio  400 Index
-------------------------------------------------------------------------------
One Year                                                       -3.57      -0.58
Since Inception 7/17/98                                         8.07      10.47



The bar chart and table show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.





The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks that are chosen for market size, liquidity, and industry group representation.

  Adviser Class Prospectus


  January 31, 2002


Small Cap Growth Portfolio



Objective
The Small Cap Growth Portfolio seeks long-term capital growth.

Approach

The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of small cap companies, most with market capitalizations of generally less than $2.5 billion.


Process

The Adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and the Adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Adviser closely tracks companies' earnings quality through detailed financial modeling to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Portfolio. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in common stocks of small cap companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.



The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in small companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.



                                    [CHART]

Small Cap Growth Portfolio
Commenced operations on January 10, 2001

1999       2000     2001
---        ----     ----
313.91    (18.96)  (20.56)



High Quarter     12/31/99     69.51%
Low Quarter       9/30/01    (26.46)%


Average Annual Total Return (as of 12/31/01)



                               Small Cap Russell 2000
                        Growth Portfolio        Index
-----------------------------------------------------
One Year                          -20.56         2.49
Since Inception 1/10/01            43.24         3.27



The bar chart and table show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Adviser Class Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.





The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The average market capitalization of the companies contained in the Index is approximately $530 million.

Purchases of shares issued in IPOs expose the Portfolio to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. From time to time, market conditions have allowed the Portfolio to profit from the purchase and sale of shares issued as part of, or a short period after, companies' IPOs. A significant portion of the Portfolio's performance to date is related to its investment in IPOs. However, the Adviser cannot guarantee continued access to IPOs, or the Portfolio's ability to profit from them.


Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Adviser Class Prospectus


  January 31, 2002


Small Cap Value Portfolio




Objective
The Small Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in common stocks of companies with capitalizations generally in the range of companies included in the Russell 2000 Index. The Portfolio may purchase stocks that typically do not pay dividends.


Process

The Adviser analyzes securities to identify stocks that are believed to be undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the Russell 2000 Index. For example, if the energy sector represents 10% of the Russell 2000 Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets. There are more than a dozen sectors represented in the Russell 2000 Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in common stocks of small cap companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.



The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.


Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                    [CHART]
Small Cap Value Portfolio
Commenced operations on January 22, 1999

2000      2001
---       ---
3.27     -7.08


High Quarter    12/31/01     16.69%
Low Quarter      9/30/01    -19.56%



Average Annual Total Return (as of 12/31/01)



                              Small Cap    Russell
                        Value Portfolio 2000 Index
--------------------------------------------------
One Year                          -7.08       2.49
Since Inception 1/22/99            6.71       6.48



The bar chart and table show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.





The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The average market capitalization of the companies contained in the Index is approximately $530 million.

Value Portfolio




Objective
The Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $2.5 billion. The Portfolio focuses on stocks that are believed to be undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities.


Process

The Adviser selects investments through a three part analysis. The Adviser identifies stocks with low price/earnings ratios. The Adviser then applies fundamental analysis and its investment judgment to determine which of those securities are the most attractive. Finally, the Adviser may favor securities of companies that are in undervalued industries. The Adviser employs a formal sell discipline, under which the Portfolio sells securities when either their price/earnings ratios or alternative valuation parameters rise to what are believed to be unacceptable levels. Securities may also be sold if the Adviser determines that a significant deterioration in the fundamental outlook of a company has occurred.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.



The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.


Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.



                                    [CHART]
Value Portfolio
Commenced operations on July 17, 1996

1997     1998    1999    2000    2001
---      ---     ---     ---     ---
22.99   -3.11   -2.34    23.20   4.27


High Quarter    12/31/00     15.68%
Low Quarter      9/30/98    -19.10%

Average Annual Total Return (as of 12/31/01)



                            Value S&P 500
                        Portfolio   Index
-----------------------------------------
One Year                     4.27  -11.88
Five Year                    8.37   10.70
Since Inception 7/17/96     11.94   13.14



The bar chart and table show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

  Adviser Class Prospectus


  January 31, 2002



Core Plus Fixed Income Portfolio





Objective

The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.


Approach

The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio ordinarily will seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in high yield securities (commonly referred to as "junk bonds"). The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in fixed income securities.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.



                                    [CHART]

Core Plus Fixed Income Portfolio
Commenced operations on November 7, 1996

1997        1998     1999     2000     2001
---         ---      ---      ---      ---
9.34        6.63    -0.84     10.58    10.00


High Quarter    6/30/97      3.98%
Low Quarter     6/30/99     -1.57%
Average Annual Total Return (as of 12/31/00)


                           Core Plus    Salomon Broad
                        Fixed Income Investment Grade
                           Portfolio       Bond Index
-----------------------------------------------------
One Year                       10.00             8.50
Five Year                       7.06             7.43
Since Inception 11/7/96         6.98             7.25



The bar chart and table show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Salomon Broad Investment Grade Bond Index is a market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, Government-sponsored, mortgage, and investment-grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Adviser Class Prospectus



  January 31, 2002



Investment Grade Fixed Income Portfolio





Objective

The Investment Grade Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.


Approach

The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities that carry an investment grade rating at the time of purchase, and may invest opportunistically in non-dollar denominated securities. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by investment grade securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in investment grade fixed income securities.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments


                                    [CHART]
Investment Grade Fixed Income Portfolio
Commenced operations on August 31, 1990

1992   1993     1994    1995   1996   1997   1998    1999   2000    2001
----   ----     ----    ----   ----   ----   ----    ----   ----    ----
7.03   12.62   -5.15   18.67   5.53   9.29   7.54   -1.20   10.51   11.04

High Quarter    6/30/95  5.67%
Low Quarter     3/31/92 -2.77%


Average Annual Total Return (as of 12/31/01)



                                   Investment Grade    Salomon Broad
                                       Fixed Income       Investment
                                          Portfolio Grade Bond Index
           ---------------------------------------------------------
           One Year                           11.04             8.50
           Five Year                           7.34             7.43
           Ten Year                            7.39             7.28
           Since Inception 8/31/90             8.92             8.35



The bar chart and table show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Adviser Class Shares would have had similar annual returns, but returns would have been generally lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Salomon Broad Investment Grade Bond Index is a market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, Government-sponsored, mortgage, and investment-grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.

will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.



Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Adviser Class Prospectus


  January 31, 2002


High Yield Portfolio




Objective
The High Yield Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. Government, corporate and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that it believes have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio seeks to maintain a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in high yield securities.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.


The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.




                                    [CHART]
High Yield Portfolio
Commenced operations on January 31, 1997

1998      1999    2000    2001
----      ----    ----    ----
2.83      7.61   -10.84  -5.96

High Quarter      12/31/01      5.31%
Low Quarter        9/30/01     -9.18%

Average Annual Total Return (as of 12/31/01)



                                   CS First Boston
                        High Yield     Global High
                         Portfolio     Yield Index
--------------------------------------------------
One Year                     -5.96            5.80
Since Inception 1/31/97       1.06            3.16



The bar chart and table show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The CS First Boston Global High Yield Index is an unmanaged index of high yield corporate bonds.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Adviser Class Prospectus


  January 31, 2002



U.S. Core Fixed Income Portfolio






Objective

The U.S. Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.


Approach

The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities issued by U.S. - based entities that carry an investment grade rating at the time of purchase. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. Government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in fixed income securities of U.S. issuers.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.



The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's


                                    [CHART]
U.S. Core Fixed Income Portfolio
Commenced operations on March 1, 1999

2000      2001
----      ----
10.30     10.35


High Quarter    12/31/00     4.15%
Low Quarter      3/31/00     0.88%


Average Annual Total Return (as of 12/31/01)



                          U.S. Core    Salomon Broad
                       Fixed Income       Investment
                          Portfolio Grade Bond Index
----------------------------------------------------
One Year                      10.35             8.50
Since Inception 3/1/99         6.95             7.21



The bar chart and table show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Salomon Broad Investment Grade Bond Index is a market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, Government-sponsored, mortgage, and investment-grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.

return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates.
Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Adviser Class Prospectus


  January 31, 2002


Balanced Portfolio




Objective
The Balanced Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45-75% of its assets in equity securities and 25-55% of its assets in fixed income securities. The Portfolio may invest up to 25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser determines the Portfolio's equity and fixed income investment strategies separately and then determines the mix of those strategies that it believes will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flow and other fundamentals, as well as high valuations relative to the Portfolio's potential investment universe.


Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.


The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments,



Balanced Portfolio
Commenced operations on November 1, 1996

1997      1998     1999     2000     2001
----      ----     ----     ----     ----
19.26     15.09    15.91   -0.93    -5.65

High Quarter    12/31/98      12.08%
Low Quarter      9/30/01      -7.40%










Average Annual Total Return (as of 12/31/01)



                                          Salomon Broad
                                             Investment   60/40
                         Balanced S&P 500    Grade Bond Blended
                        Portfolio   Index         Index   Index
---------------------------------------------------------------
One Year                    -5.65  -11.88          8.50   -3.31
Five Year                    8.26   10.70          7.43    9.96
Since Inception 11/1/96      8.73   11.52          7.36   10.40





The bar chart and table show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.



The Salomon Broad Investment Grade Bond Index is a market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, Government-sponsored, mortgage, and investment-grade (BBB/Baa3 or better) corporate securities with maturities of one year or longer.



The 60/40 Blended Index is an unmanaged index comprised of 60% S&P 500 Index and 40% Salomon Broad Investment Grade Index.

particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.


The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.


Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.



At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.


The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Adviser Class Prospectus


  January 31, 2002



Multi-Asset-Class Portfolio (Not Currently Open)



Objective
The Multi-Asset-Class Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests in equity securities and fixed income securities of U.S. and foreign issuers in accordance with the Adviser's target allocation among certain asset classes. These securities may include, to a limited extent, emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio seeks to invest in a combination of asset classes that do not move in tandem with each other, in an effort to improve potential return and control the Portfolio's overall risks. The Portfolio's neutral position is generally 50% domestic equity securities, 24% domestic fixed income securities, 14% foreign equity securities, 6% foreign fixed income securities and 6% high yield securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser makes strategic judgments based on proprietary measures used to compare the relative risks and returns of stock and bond markets around the world. The Adviser's asset allocation team sets the target exposures for domestic and international equity and fixed income securities, high yield securities and cash, depending on the Adviser's appraisal of the relative attractiveness of each type of investment. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flows and other fundamentals, as well as high valuations relative to the Portfolio's investment opportunities.


Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.


                                    [CHART]
Multi-Asset-Class Portfolio
Commenced operations on July 29, 1994

1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----
24.62   15.93   17.48   13.87   16.84  -8.43   -8.93


High Quarter      12/31/98      12.82%
Low Quarter        9/30/98      -8.64%


Average Annual Total Return (as of 12/31/01)



                                            Salomon Broad
                             Multi-            Investment
                        Asset-Class S&P 500    Grade Bond MSCI EAFE Blended
                          Portfolio   Index         Index     Index   Index
---------------------------------------------------------------------------
One Year                      -8.93  -11.88          8.50    -21.44   -6.48
Five Year                      5.44   10.70          7.43      0.89    8.01
Since Inception 7/29/94        8.69   15.18          7.75      2.60   10.76





The bar chart and table show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Adviser Class Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.



The Salomon Broad Investment Grade Bond Index is a market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, Government-sponsored, mortgage, and investment-grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.



The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.



The Blended Index is an unmanaged index comprised of 50% S&P 500 Index, 24% Salomon Broad Investment Grade Index, 14% MSCI EAFE Index, 6% Salomon World Government Bond Ex-U.S. Index and 6% CS First Boston Global High Yield Index.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.


The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. A substantial portion of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Adviser Class Prospectus


  January 31, 2002


Fees and Expenses of the Portfolios


The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.


Annual Portfolio Operating Expenses for the fiscal year ended September 30, 2001


(expenses that are deducted from Portfolio assets)



                                                                                     Total Annual
                                         Management  Distribution     Other   Portfolio Operating
                                               Fees  (12b-1) Fees  Expenses              Expenses
Equity Portfolio                                .50%          .25%      .11%                  .86%
---------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                        .50           .25       .11                   .86
---------------------------------------------------------------------------------------------------
Mid Cap Growth II Portfolio+                    .75           .25      2.55                  3.55
---------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                         .75           .25       .11                  1.11
---------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                     1.00           .25       .15                  1.40**
---------------------------------------------------------------------------------------------------
Small Cap Value Portfolio                       .75           .25       .11                  1.11
---------------------------------------------------------------------------------------------------
Value Portfolio                                 .50           .25       .12                   .87
---------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio               .375           .25       .10                   .73
---------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio+       .375           .25       .12*                  .75
---------------------------------------------------------------------------------------------------
High Yield Portfolio                            .45           .25       .13                   .83
---------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio               .375           .25       .12                   .75
---------------------------------------------------------------------------------------------------
Balanced Portfolio                              .45           .25       .14                   .84
---------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio+                    .65           .25        .18*                1.08**
---------------------------------------------------------------------------------------------------



Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.


 *Other Expenses are based on estimated amounts.


**The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rates shown in the table below. Fee waivers, expense offsets and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.


+As of the fiscal year ended September 30, 2001, the Adviser Class of shares of the Portfolio had not commenced operations.



                                                  Total Annual Portfolio Operating Expenses
                                                        After Morgan Stanley Investments LP
                                                             Waiver/Reimbursement & Offsets
Mid Cap Growth II Portfolio+                                                           1.15%
--------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                                                             1.40
--------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                                                        .75
--------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                                            1.03
--------------------------------------------------------------------------------------------



+As of the fiscal year ended September 30, 2001, the Adviser Class of shares of the Portfolio had not commenced operations.

Fees and Expenses of the Portfolios


The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.


Example
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.


                                               1 Year 3 Years 5 Years 10 Years
Equity Portfolio                                 $ 88  $  274  $  477  $ 1,061
------------------------------------------------------------------------------
Mid Cap Growth Portfolio                           88     274     477    1,061
------------------------------------------------------------------------------
Mid Cap Growth II Portfolio+                      358   1,088   1,840    3,818
------------------------------------------------------------------------------
Mid Cap Value Portfolio                           113     353     612    1,352
------------------------------------------------------------------------------
Small Cap Growth Portfolio                        143     443     766    1,680
------------------------------------------------------------------------------
Small Cap Value Portfolio                         113     353     612    1,352
------------------------------------------------------------------------------
Value Portfolio                                    89     278     482    1,073
------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                   75     233     406      906
------------------------------------------------------------------------------
Investment Grade Fixed Income+                     77     240     417      930
------------------------------------------------------------------------------
High Yield Portfolio                               83     259     450    1,002
------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                   77     240     417      930
------------------------------------------------------------------------------
Balanced Portfolio                                 85     265     460    1,029
------------------------------------------------------------------------------
Multi-Asset-Class Portfolio+                      110     343     595    1,317
------------------------------------------------------------------------------



+As of the fiscal year ended September 30, 2001, the Portfolio had not commenced operations.

  Adviser Class Prospectus


  January 31, 2002


Investment Strategies and Related Risks



This section discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries. The Portfolios' investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.



An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Equity Securities

Equity securities include common stock, preferred stock, convertible securities, ADRs, rights, warrants and shares of investment companies. The Portfolios may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities.




ADRs are U.S. dollar-denominated securities that represent claims to shares of foreign stocks. The Portfolios treat ADRs as U.S. securities for purposes of foreign investment limitations.

Growth stocks generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.

IPOs
Equity Portfolios of the Fund may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio's total returns during any period that the Portfolio has a small asset base. As the Portfolio assets grow, any impact of IPO investments on the Portfolio's total return may decline.

Fixed Income Securities
Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. Government securities, securities issued by federal or federally sponsored agencies ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.



Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration
The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

High Yield Securities
Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage Securities
These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.



Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency

Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.


Emerging Market Securities
Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"),

  Adviser Class Prospectus


  January 31, 2002




stripped mortgage-backed securities ("SMBS"), and structured notes.


A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.


If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.


Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940, as amended ("1940 Act"). The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.



Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities (SMBS) are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.






Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.



Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.



Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.


Temporary Defensive Investments
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the Statement of Additional Information. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

Portfolio Turnover

Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

  Adviser Class Prospectus


  January 31, 2002


Purchasing Shares


Adviser Class Shares are available to clients of the Adviser with combined investments of $500,000 and corporations or other institutions, such as trusts and foundations.

Adviser Class Shares of the Portfolios may be purchased directly from Morgan Stanley Institutional Fund Trust or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing Adviser Class Shares through a financial intermediary, please consult your intermediary for purchase instructions.


Adviser Class shares of the Portfolios may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Adviser Class Shares of the Portfolios.


Adviser Class Shares of each Portfolio may be purchased at the net asset value per share (NAV) next determined after we receive your purchase order.

Initial Purchase by Mail

You may open an account, subject to acceptance by Morgan Stanley Institutional Fund Trust, by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan"), the Fund's Transfer Agent, which you can obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108 together with a check payable to Morgan Stanley Institutional Fund Trust.


Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire

You may purchase Adviser Class Shares of each Portfolio by wiring Federal Funds to the Fund's Custodian Bank, J.P. Morgan Chase & Co. (the "Custodian"). You should forward a completed Account Registration Form to J.P. Morgan in advance of the wire. For all Portfolios, notification must be given to J.P. Morgan at 1-800-548-7786 prior to the determination of NAV. See the section below entitled "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:


J.P. Morgan Chase & Co.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-734143
Attn: Morgan Stanley Institutional Fund Trust Subscription Account
Ref: (Portfolio Name, Account Number, Account Name)

Additional Investments

You may make additional investments in Adviser Class Shares (minimum additional investment $1,000) at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley Institutional Fund Trust) to J.P. Morgan at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above. For all Portfolios, notification must be given to J.P. Morgan at 1-800-548-7786 prior to the determination of NAV.


Other Purchase Information

The Fund may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.



Frequent trading by shareholders can disrupt management of a Portfolio and raise its expenses. Therefore, we may not accept any request for a purchase, redemption or exchange when we think it is being used as a tool for market timing, and we may bar a shareholder who trades excessively from making further purchases for an indefinite period.



Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Redeeming Shares




You may redeem shares of each Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Each Portfolio will redeem shares at the NAV next determined after the request is received in good order.


By Mail


Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108.


To be in good order, redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;


(c) Any required signature guarantees; and


(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone

If you have authorized the Telephone Redemption Option on the Account Registration Form, you may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares.





The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.


If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

  Adviser Class Prospectus


  January 31, 2002


General Shareholder Information


Valuation of Shares

The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolios are open for business.




Each Portfolio values its securities at market value. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

The NAV of Adviser Class Shares may differ from that of other classes because of class-specific expenses that each class may pay, the distribution fees charged to Adviser Class Shares and the shareholder servicing fees charged to Investment Class Shares.



Exchange Privilege
You may exchange each Portfolio's Adviser Class Shares for Adviser Class Shares of other available portfolios of the Fund or for Class B shares of available portfolios of Morgan Stanley Institutional Fund, Inc. based on their respective NAVs. We charge no fee for exchanges. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your financial intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases.

Dividends and Distributions
The Portfolios normally distribute substantially all of their net investment income to shareholders as follows:


                Portfolio                     Quarterly Annually
                Equity                                .
                ------------------------------------------------
                Mid Cap Growth                                 .
                ------------------------------------------------
                Mid Cap Growth II                              .
                ------------------------------------------------
                Mid Cap Value                                  .
                ------------------------------------------------
                Small Cap Growth                               .
                ------------------------------------------------
                Small Cap Value                                .
                ------------------------------------------------
                Value                                 .
                ------------------------------------------------
                Core Plus Fixed Income                .
                ------------------------------------------------
                Investment Grade Fixed Income         .
                ------------------------------------------------
                High Yield                            .
                ------------------------------------------------
                U.S. Core Fixed Income                .
                ------------------------------------------------
                Balanced                              .
                ------------------------------------------------
                Multi-Asset-Class                     .
                ------------------------------------------------


If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify Morgan Stanley Institutional Fund Trust in writing.

Taxes

Income dividends you receive will be taxable as ordinary income, whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolios from U.S. corporations. Capital gains distributions may be taxable at different rates depending on the length of time the Portfolio holds its assets.


Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. The Portfolios may be able to pass through to you for foreign tax credit purposes the amount of foreign income taxes that they paid.

Distributions paid in January but declared by a Portfolio in October, November or December of the previous year are taxable to you in the previous year.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.



Exchanges and redemptions of shares in a Portfolio are taxable events and may result in a taxable gain or loss to you.



When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

  Adviser Class Prospectus


  January 31, 2002


Fund Management


Adviser

The Adviser to the Fund, Morgan Stanley Investments LP ("MSI" or the "Adviser") (formerly "Miller Anderson & Sherrerd LP"), is a Pennsylvania limited liability partnership founded in 1969. The Adviser is wholly-owned by subsidiaries of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management, and credit services. The Adviser is an investment advisory affiliate of Morgan Stanley Investment Management Inc. ("MSIM") and is located at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, PA 19428-2881. The Adviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2001, MSI, together with its affiliated asset management companies, had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.





The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The following table shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2001 fiscal year.


Adviser's Rates of Compensation


                                         FY2001 Contractual      FY2001 Actual
                                          Compensation Rate  Compensation Rate
 Equity Portfolio                                       .50%               .50%
 ------------------------------------------------------------------------------
 Mid Cap Growth Portfolio                               .50                .50
 ------------------------------------------------------------------------------
 Mid Cap Growth II Portfolio*                           .75                 --
 ------------------------------------------------------------------------------
 Mid Cap Value Portfolio                                .75                .75
 ------------------------------------------------------------------------------
 Small Cap Growth Portfolio*                           1.00               1.00
 ------------------------------------------------------------------------------
 Small Cap Value Portfolio                              .75                .75
 ------------------------------------------------------------------------------
 Value Portfolio                                        .50                .50
 ------------------------------------------------------------------------------
 Core Plus Fixed Income Portfolio                      .375               .375
 ------------------------------------------------------------------------------
 Investment Grade Fixed Income Portfolio               .375               .375
 ------------------------------------------------------------------------------
 High Yield Portfolio                                   .45                .45
 ------------------------------------------------------------------------------
 U.S. Core Fixed Income Portfolio*                     .375               .375
 ------------------------------------------------------------------------------
 Balanced Portfolio                                     .45                .45
 ------------------------------------------------------------------------------
 Multi-Asset-Class Portfolio*                           .65                .61
 ------------------------------------------------------------------------------



*The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the Mid Cap Growth II Portfolio, the Small Cap Growth Portfolio, U.S. Core Fixed Income Portfolio and the Multi-Asset-Class Portfolio to keep Total Operating Expenses from exceeding 1.15%, 1.40%, .75% and 1.03%, respectively.



Portfolio Management





Equity Portfolio


The Portfolio's assets are managed by the Small/Mid-Cap Value/Core Team. Current members of the team include Brian Kramp, Executive Director, and Eric
F. Scharpf, Vice President.




Mid Cap Growth Portfolio and Mid Cap Growth II Portfolio


The Portfolio's assets are managed by the Small/Mid-Cap Growth Team. Current members of the team include David P. Chu, Executive Director, Dennis Lynch, Vice President, David Cohen, Vice President, and David Reidinger, Vice President.

Mid Cap Value Portfolio




The Portfolio's assets are managed by the Small/Mid-Cap Value/Core Team. Current members of the team include Bradley S. Daniels, Executive Director, William B. Gerlach, Managing Director, and Charles Purcell, Vice President.



Small Cap Growth Portfolio




The Portfolio's assets are managed by the Small/Mid-Cap Growth Team. Current members of the team include David P. Chu, Executive Director, Dennis Lynch, Vice President, and John Roscoe, Vice President.



Small Cap Value Portfolio




The Portfolio's assets are managed by the Small/Mid-Cap Value/Core Team. Current members of the team include Bradley S. Daniels, Executive Director, James Jolinger, Executive Director, and Matthew Todorow, Vice President.



Value Portfolio




The Portfolio's assets are managed by the Large Cap Value and Small/Mid-Cap Value/Core Teams. Current members of the teams include Richard M. Behler, Managing Director, Brian Kramp, Executive Director, and Eric F. Scharpf, Vice President.





Core Plus Fixed Income Portfolio and Investment Grade Fixed Income Portfolio




The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include W. David Armstrong, Managing Director, Thomas L. Bennett, Managing Director, and Roberto M. Sella, Managing Director.



High Yield Portfolio




The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Stephen F. Esser, Managing Director, Gordon W. Loery, Executive Director, and Deanna L. Loughnane, Executive Director.



U.S. Core Fixed Income Portfolio


The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include W. David Armstrong, Managing Director, Angelo G. Manioudakis, Executive Director, and Scott F. Richard, Managing Director.



Balanced Portfolio




Thomas L. Bennett, Managing Director, MSIM and MSIA, joined MSI in 1984. He joined the management team for the Balanced Portfolio in 1992. Cyril Moulle-Berteaux, Managing Director, MSIM, joined MSIM in 2001. He joined the management team for the Balanced Portfolio in 2001. Brian Kramp, Executive Director, MSIM, joined MSI in 1997. He joined the management team for the Balanced Portfolio in 2002.



Multi-Asset-Class Portfolio




Thomas L. Bennett, Managing Director, MSIM and MSIA, joined MSI in 1984. He joined the management team for the Multi-Asset-Class Portfolio in 1994. Barton
M. Biggs, Managing Director, MSIM, since 1975, Chairman of MSIM since 1980 and a Director of Morgan Stanley Group, Inc. He is also a Managing Director of MSIA and a director and chairman of various registered investment companies to which MSIM and certain of its affiliates provide investment advisory services. He joined the management team for the Multi-Asset-Class Portfolio in 1999. J. David Germany, Managing Director, MSIM, joined MSI in 1991. He joined the management team for the Multi-Asset-Class Portfolio in 1994. Cyril Moulle-Berteaux, Managing Director, MSIM, joined MSIM in 2001. He joined the management team for the Multi-Asset-Class Portfolio in 2001. Brian Kramp, Executive Director, MSIM, joined MSI in 1997. He joined the management team for the Multi-Asset-Class Portfolio in 2002.





Distributor


Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc. ("MSDI"), a wholly-owned subsidiary of the Adviser. MSDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.

  Adviser Class Prospectus


  January 31, 2002





Distribution Plan
The Fund has adopted a Plan of Distribution for each Portfolio's Adviser Class Shares pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Under the Plan, each Portfolio pays the Distributor a monthly distribution fee at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Adviser Class Shares. The Distributor may keep any or all of this fee as compensation for its services in connection with distributing Adviser Class Shares or providing shareholder or account maintenance services. The Distributor also may use this fee to pay financial intermediaries, plan fiduciaries, and investment professionals, including the Adviser, for providing distribution support services, and/or account maintenance services to shareholders (including, when applicable, any underlying beneficial owners) of Adviser Class Shares.

Financial Highlights


The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information for the year 2001 has been extracted from the Fund's financial statements which were audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the



                                      Net Gains or
               Net Asset                    Losses                     Dividend    Capital Gain
                   Value        Net  on Securities  Total from    Distributions   Distributions
               Beginning Investment  (realized and  Investment  (net investment   (realized net          Other
               of Period     Income    unrealized)  Activities          income)  capital gains)  Distributions
----------------------------------------------------------------------------------------------------------------
Equity Portfolio (Commencement of Adviser Class Operations 1/16/98)
2001+++          $17.24     $ 0.06         ($4.78)     ($4.72)          ($0.06)         ($0.61)        ($2.14)#
2000+++           19.79       0.01           3.53        3.54            (0.02)          (6.07)            --
1999              20.42       0.11           5.21        5.32            (0.12)          (5.83)            --
1998              20.50       0.10          (0.09)       0.01            (0.09)             --             --
----------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio (Commencement of Adviser Class Operations 1/31/97)
2001             $34.79    ($ 0.10)       ($16.24)    ($16.34)                              --         ($3.86)#
2000              25.59      (0.09)         13.56       13.47               --           (4.27)            --
1999              18.55      (0.05)         10.58       10.53               --           (3.49)            --
1998              21.81      (0.03)          0.20        0.17               --           (3.43)            --
1997              17.04      (0.02)          4.79        4.77               --              --             --
----------------------------------------------------------------------------------------------------------------
Mid Cap Growth II Portfolio (Commencement of Institutional Class Operations 12/28/00)
2001             $10.00    ($ 0.03)        ($5.12)     ($5.15)              --              --             --
----------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio (Commencement of Adviser Class Operations 7/17/98)
2001+++          $25.02    ($ 0.01)        ($4.88)     ($4.89)          ($0.04)         ($1.33)        ($1.89)#
2000+++           21.86       0.01           5.76        5.77            (0.04)          (2.57)            --
1999+++           18.12       0.07           5.01        5.08            (0.03)          (1.31)            --
1998+++           21.82       0.01          (3.71)      (3.70)              --              --             --
----------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio (Commencement of Adviser Class Operations 1/10/01)
2001             $34.71    ($ 0.24)       ($10.45)    ($10.69)              --              --             --
----------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio (Commencement of Adviser Class Operations 1/22/99)
2001             $21.15     $ 0.05+        ($4.34)     ($4.29)          ($0.03)             --         ($1.70)#
2000+++           18.62       0.04           4.02        4.06            (0.13)          (1.40)            --
1999+++           17.32       0.06           1.24        1.30               --              --             --
----------------------------------------------------------------------------------------------------------------
Value Portfolio (Commencement of Adviser Class Operations 07/17/96)
2001+++          $12.83     $ 0.15+         $0.94       $1.09           ($0.14)             --             --
2000+++           13.57       0.13           0.94        1.07            (0.15)          (1.27)         (0.39)#
1999+++           15.13       0.17           1.12        1.29            (0.24)          (2.61)            --
1998              20.35       0.29          (3.38)      (3.09)           (0.32)          (1.81)            --
1997+++           15.61       0.30           5.74        6.04            (0.27)          (1.03)            --
----------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio (Commencement of Adviser Class Operations 11/07/96)
2001             $11.24     $ 0.71          $0.63       $1.34           ($0.75)             --             --
2000+++           11.26       0.75          (0.02)       0.73            (0.75)             --             --
1999+++           12.23       0.74          (0.72)       0.02            (0.69)             --          (0.30)#
1998+++           12.22       0.75           0.14        0.89            (0.71)          (0.17)            --
1997+++           12.04       0.70           0.20        0.90            (0.59)          (0.13)            --
----------------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio (Commencement of Institutional Class Operations 8/31/90)
2001             $10.67     $ 0.68          $0.70       $1.38           ($0.73)             --             --
2000              10.74       0.78          (0.12)       0.66            (0.73)             --             --
1999              11.69       0.69          (0.75)      (0.06)           (0.63)             --          (0.26)#
1998              11.46       0.61           0.40        1.01            (0.66)          (0.12)            --
1997              11.23       0.74           0.39        1.13            (0.79)          (0.11)            --
----------------------------------------------------------------------------------------------------------------

  Adviser Class Prospectus


  January 31, 2002



Fund's Statement of Additional Information and are included in the Fund's September 30, 2001 Annual Report to Shareholders. The Adviser Class Shares of the Mid Cap Growth II Portfolio, the Investment Grade Fixed Income Portfolio and the Multi-Asset-Class Portfolio had not commenced operations as of September 30, 2001, therefore Institutional Class Share information is provided to investors for informational purposes only and should be referred to as a historical guide to a portfolio's operations and expenses. Past performance does not indicate future results.



                                        Net Assets    Ratio of      Ratio of
                  Net Asset                 End of    Expenses    Net Income    Portfolio
        Total         Value    Total        Period  to Average    to Average     Turnover
Distributions End of Period Return**   (thousands) Net Assets+    Net Assets         Rate
-------------------------------------------------------------------------------------------
      ($2.81)        $ 9.71   (30.81%)    $  1,063        0.86%         0.48%         160%
       (6.09)         17.24    19.58         5,039        0.86          0.04          211
       (5.95)         19.79    29.80         2,123        0.87          0.34          103
       (0.09)         20.42    (0.02)          373        0.88*         0.65*          77
-------------------------------------------------------------------------------------------
           --        $14.59   (50.91%)    $656,786        0.86%        (0.50%)        145%
      ($4.27)         34.79    56.24       979,694        0.87         (0.46)         169
       (3.49)         25.59    63.87       263,312        0.88         (0.31)         208
       (3.43)         18.55     1.79        51,058        0.87         (0.25)         172
           --         21.81    27.99         1,200        0.88*        (0.41)*        134
------------------------------------------------------------------------------------------
           --        $ 4.85   (51.50%)    $  2,500        2.10%*       (0.61%)*       247%
-------------------------------------------------------------------------------------------
      ($3.26)        $16.87   (21.40%)    $105,479        1.11%        (0.03%)        176%
       (2.61)         25.02    29.12        98,588        1.12          0.03          226
       (1.34)         21.86    29.12        40,636        1.12          0.33          244
           --         18.12   (16.96)        4,919        1.24*         0.25*         213
-------------------------------------------------------------------------------------------
           --        $24.02   (30.80%)    $ 10,022        1.40%*       (1.24%)*       176%
-------------------------------------------------------------------------------------------
      ($1.73)        $15.13   (21.46%)    $ 55,259        1.11%         0.26%         157%
       (1.53)         21.15    22.83        47,708        1.11          0.18          193
           --         18.62     7.51        16,117        1.11*         0.45*         251
-------------------------------------------------------------------------------------------
      ($0.14)        $13.78     8.49%     $805,799        0.87%         0.99%          38%
       (1.81)         12.83     9.31       301,497        0.86          1.05           50
       (2.85)         13.57     8.10       254,483        0.88          1.10           53
       (2.13)         15.13   (16.66)      325,272        0.85          1.52           56
       (1.30)         20.35    40.87       201,253        0.90          1.63           46
-------------------------------------------------------------------------------------------
      ($0.75)        $11.83    12.43%     $176,849        0.73%         6.20%         111%
       (0.75)         11.24     6.79       144,754        0.73          6.78           62
       (0.99)         11.26     0.07       141,709        0.73          6.38          103
       (0.88)         12.23     7.63       131,303        0.73          6.22          121
       (0.72)         12.22     7.79        76,683        0.77*++       6.50*         179
-------------------------------------------------------------------------------------------
      ($0.73)        $11.32    13.45%     $278,657        0.50%         6.19%          89%
       (0.73)         10.67     6.48       279,141        0.49          6.99           43
       (0.89)         10.74    (0.57)      384,893        0.48          6.20          106
       (0.78)         11.69     9.23       443,923        0.50          6.19           92
       (0.90)         11.46    10.58       226,662        0.50          6.54          182
------------------------------------------------------------------------------------------

                               Net Gains or                                Capital Gain
        Net Asset                    Losses                     Dividend  Distributions
            Value        Net  on Securities  Total from    Distributions  (realized net
        Beginning Investment  (realized and  Investment  (net investment        capital          Other
        of Period     Income    unrealized)  Activities          income)         gains)  Distributions
---------------------------------------------------------------------------------------------------------
High Yield Portfolio (Commencement of Adviser Class Operations 1/31/97)
2001+++    $ 7.85      $0.72+        ($1.92)     ($1.20)          ($0.93)            --             --
2000+++      8.76       0.87          (0.88)      (0.01)           (0.90)            --             --
1999+++      8.99       0.84          (0.11)       0.73            (0.77)         (0.04)         (0.15)#
1998+++     10.15       0.83          (0.93)      (0.10)           (0.80)         (0.26)            --
1997+++      9.39       0.56           0.59        1.15            (0.39)            --             --
---------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio (Commencement of Adviser Class Operations 3/01/99)
2001+++    $10.43      $0.62        $  0.72     $  1.34         ($  0.67)            --             --
2000+++     10.53       0.68          (0.11)      (0.57)           (0.67)            --             --
1999        10.85       0.39          (0.43)      (0.04)           (0.28)            --             --
----------------------------------------------------------------------------------------------------------
Balanced Portfolio (Commencement of Adviser Class Operations 11/01/96)
2001+++    $13.34      $0.33+        ($2.09)     ($1.76)          ($0.34)            --        ($ 0.67)#
2000+++     13.80       0.41           1.44        1.85            (0.42)         (1.89)            --
1999+++     13.43       0.42           1.71        2.13            (0.40)         (1.36)            --
1998+++     15.30       0.44          (0.12)       0.32            (0.47)         (1.72)            --
1997        14.05       0.42           2.60        3.02            (0.38)         (1.39)            --
----------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio (Commencement of Institutional Class Operations 7/29/94)
2001       $11.62      $0.33       ($  2.24)   ($  1.91)        ($  0.07)            --        ($ 0.77)##
2000        12.43       0.36           0.60        0.96            (0.31)         (1.36)         (0.10)#
1999        11.74       0.37           1.62        1.99            (0.34)         (0.96)            --
1998+++     13.64       0.38          (0.45)      (0.07)           (0.34)         (1.49)            --
1997+++     12.28       0.38           2.57        2.95            (0.51)         (1.08)            --
---------------------------------------------------------------------------------------------------------


Notes to the Financial Highlights
*Annualized
**Total return figures for partial years are not annualized.
#Represents distributions in excess of net realized gains.

##Represents distributions in excess of net investment income of 0.02 and distributions in excess of net realized gains of 0.75.

+For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following portfolios excludes the effect of expense offsets.
If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.


      ----------------------------------------------------------------------
                                    Ratio of Expenses to Average Net Assets
      ----------------------------------------------------------------------
      Portfolio                       1997      1998     1999  2000   2001
      Equity                            --      0.82*%  0.85%  0.86%  0.86%
      ---------------------------------------------------------------------
      Mid Cap Growth                  0.86*%    0.84    0.86   0.86   0.85
      ---------------------------------------------------------------------
      Mid Cap Value                     --      1.17*   1.11   1.10   1.10
      ---------------------------------------------------------------------
      Small Cap Growth                  --        --      --     --   1.38*
      ---------------------------------------------------------------------
      Small Cap Value                   --        --    1.10*  1.10   1.11
      ---------------------------------------------------------------------
      Value                           0.89      0.84    0.87   0.85   0.86
      ---------------------------------------------------------------------
      Core Plus Fixed Income          0.76*     0.72    0.72   0.72   0.72
      ---------------------------------------------------------------------
      Investment Grade Fixed Income   0.49      0.49    0.47   0.48   0.50
      ---------------------------------------------------------------------
      High Yield                      0.76*     0.73    0.73   0.80   0.82
      ---------------------------------------------------------------------
      U.S. Core Fixed Income            --        --    0.74*  0.75   0.75
      ---------------------------------------------------------------------
      Balanced                        0.84*     0.82    0.82   0.82   0.83
      ---------------------------------------------------------------------
      Multi-Asset-Class               0.74      0.78    0.78   0.78   0.78
      ---------------------------------------------------------------------

  Adviser Class Prospectus


  January 31, 2002





              Net Asset             Net Assets    Ratio of      Ratio of
                  Value                 End of    Expenses    Net Income  Portfolio
        Total    End of    Total        Period  to Average    to Average   Turnover
Distributions    Period Return**   (thousands) Net Assets+    Net Assets       Rate
-------------------------------------------------------------------------------------
      ($0.93)    $ 5.72   (16.62%)    $ 95,483        0.83%        11.03%        67%
       (0.90)      7.85    (0.42)       22,781        0.81         10.34         55
       (0.96)      8.76     8.44        13,701        0.74          9.29         45
       (1.06)      8.99    (1.37)       10,236        0.75          8.55         75
       (0.39)     10.15    12.63         4,327        0.78*         8.68*        96
-------------------------------------------------------------------------------------
      ($0.67)    $11.10    13.29%     $  4,635        0.75%         5.72%        86%
       (0.67)     10.43     5.68         1,625        0.76++        6.61         51
       (0.28)     10.53    (0.40)        1,192        0.75*         6.73*       115
-------------------------------------------------------------------------------------
      ($1.01)    $10.57   (13.79%)    $ 57,172        0.84%         2.77%       157%
       (2.31)     13.34    14.46        33,928        0.83          3.04        162
       (1.76)     13.80    16.76        29,210        0.83          2.97        111
       (2.19)     13.43     2.49        24,654        0.84          3.11        100
       (1.77)     15.30    23.82        27,366        0.85*++       3.24*       145
-------------------------------------------------------------------------------------
      ($0.84)    $ 8.87   (17.23)%    $122,912        0.79%++       3.02%       149%
       (1.77)     11.62     7.74       143,434        0.78++        2.93        152
       (1.30)     12.43    17.71       152,862        0.78++        2.86        101
       (1.83)     11.74    (0.46)      165,039        0.78++        2.98        107
       (1.59)     13.64    26.50       173,155        0.74++        3.07        141
-------------------------------------------------------------------------------------


                        ++For the periods indicated, the Adviser voluntarily
                          agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the voluntarily waived and reimbursed expenses totaled the below listed amounts.


      --------------------------------------------------------------------------
                             Voluntarily waived and/or reimbursed expenses for:
      --------------------------------------------------------------------------
      Portfolio                  1997           1998     1999     2000    2001
      Mid Cap Growth II          --            --       --       --      1.20%*
      -------------------------------------------------------------------------
      Core Plus Fixed Income   0.01%*          --       --       --        --
      -------------------------------------------------------------------------
      U.S. Core Fixed Income   0.01          0.01%      --     0.01%       --
      -------------------------------------------------------------------------
      Balanced                 0.03*           --       --       --        --
      -------------------------------------------------------------------------
      Multi-Asset-Class        0.55          0.04     0.02%    0.03      0.04%
      -------------------------------------------------------------------------


                       +++Per share amounts for the year are based on average
                          shares outstanding.

Where to find Additional Information




In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 31, 2002, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.



The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year.


You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust

One Tower Bridge


100 Front Street, Suite 1100


West Conshohocken, PA 19428-2881.


For Shareholder Inquiries,

call 1-800-548-7786


Prices and Investment Results are available at www.morganstanley.com/im. 903-promasadv-0101

[LOGO] MORGAN STANLEY



  Investment Class Prospectus


  January 31, 2002



Morgan Stanley Institutional Fund Trust






          Equity Portfolios
          Equity Portfolio
          Mid Cap Value Portfolio
          Value Portfolio

          Fixed Income Portfolios



          Core Plus Fixed Income Portfolio

          High Yield Portfolio

          U.S. Core Fixed Income Portfolio


          Balanced Portfolios
          Balanced Portfolio
          Multi-Asset-Class Portfolio

Shareholder Services:


1-800-548-7786

------------------------------------

Prices and Investment Results:

www.morganstanley.com/im

------------------------------------


Investment Adviser: Morgan Stanley Investments LP

------------------------------------


Morgan Stanley Institutional Fund Trust (the "Fund") is a no-load mutual fund consisting of 29 different investment portfolios, 8 of which are described in this prospectus. Morgan Stanley Investments LP (the "Adviser"), an investment advisory affiliate of Morgan Stanley Investment Management Inc., is the Fund's investment adviser. This prospectus offers Investment Class Shares of the portfolios (each a "Portfolio" and collectively the "Portfolios") described herein.

------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Investment Class Prospectus


  January 31, 2002


Table of Contents


                                                          Page

                  Equity Portfolios
                  --------------------------------------------
                  Equity                                     1
                  --------------------------------------------
                  Mid Cap Value                              2
                  --------------------------------------------
                  Value                                      3
                  --------------------------------------------

                  Fixed Income Portfolios
                  --------------------------------------------
                  Core Plus Fixed Income                     4
                  --------------------------------------------
                  High Yield                                 6
                  --------------------------------------------
                  U.S. Core Fixed Income                     8
                  --------------------------------------------

                  Balanced Portfolios
                  --------------------------------------------
                  Balanced                                  10
                  --------------------------------------------
                  Multi-Asset-Class                         12
                  --------------------------------------------

                  Fees and Expenses of the Portfolios       14
                  --------------------------------------------
                  Investment Strategies and Related Risks   15
                  --------------------------------------------
                  Purchasing Shares                         19
                  --------------------------------------------
                  Redeeming Shares                          20
                  --------------------------------------------
                  General Shareholder Information           21
                  --------------------------------------------
                  Fund Management                           23
                  --------------------------------------------
                  Financial Highlights                      26
                  --------------------------------------------

  Investment Class Prospectus


  January 31, 2002


Equity Portfolio (Not currently open in the Investment Class)



Objective
The Equity Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $5 billion. The Portfolio may invest, to a limited extent, in stocks of small companies and foreign equity securities.


Process
The Adviser assigns each member of the portfolio management team to specific "value" or "growth" sectors. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser seeks to diversify the Portfolio's investments across market sectors, and to obtain the best values within each sector. In determining whether securities should be sold, the Adviser considers factors such as deteriorating fundamentals and relative valuation.


Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in common stocks.


Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.


The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.


Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.






Average Annual Total Return (as of 12/31/01)



                                                             Equity S&P 500
                                                          Portfolio   Index
---------------------------------------------------------------------------
One Year                                                     -17.03  -11.88
Five Year                                                      7.86   10.70
Since Inception 11/14/84                                      13.83   14.98



The bar chart shows the Portfolio's Investment Class Shares performance year-by-year, during the period the Portfolio was operational, April 10, 1996-June 1, 2000. The performance is that of the Portfolio's Investment Class Shares for the periods prior to 6/1/00. Performance for the period 6/1/00 to 12/31/00 is based on the performance of the Portfolio's Institutional Class Shares, modified to reflect the fee structure of the Investment Class Shares. Performance for the period 1/1/01 to 12/31/01 is based on the performance of the Institutional Class Shares. The table shows the Portfolio's Institutional Class Shares performance for the 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Investment Class Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.





The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

                                    [CHART]


Equity Portfolio
Commenced operations on April 10, 1996

 1997    1998    1999    2000     2001
-----   -----   -----   -----    -----
25.58   19.52   28.57   -9.41   -17.03

High Quarter  12/31/98   21.29%
-------------------------------
Low Quarter    9/30/98  -14.45%

Mid Cap Value Portfolio



Objective
The Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in common stocks of companies with capitalizations generally in the range of companies included in the S&P MidCap 400 Index. The Portfolio may purchase stocks that typically do not pay dividends.


Process

The Adviser analyzes securities to identify stocks that are believed to be undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the S&P MidCap 400 Index. For example, if the energy sector represents 10% of the S&P MidCap 400 Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets.
There are more than a dozen sectors represented in the S&P MidCap 400 Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in common stocks of mid cap companies. A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies.





Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.



The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.


Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                    [CHART]


Mid Cap Value Portfolio
Commenced operations on May 10, 1996

    1997    1998    1999    2000    2001
   -----   -----   -----   -----   -----
   39.28   15.93   19.61   11.77   -3.58

High Quarter    12/31/98        22.48%
--------------------------------------
Low Quarter      9/30/01       -20.65%



Average Annual Total Return (as of 12/31/01)



                                                             Mid Cap S&P MidCap
                                                     Value Portfolio  400 Index
-------------------------------------------------------------------------------
One Year                                                       -3.58      -0.58
Five Year                                                      15.79      16.12
Since Inception 5/10/96                                        21.38       0.14



The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks that are chosen for market size, liquidity, and industry group representation.

  Investment Class Prospectus


  January 31, 2002


Value Portfolio



Objective
The Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $2.5 billion. The Portfolio focuses on stocks that are believed to be undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities.


Process

The Adviser selects investments through a three part analysis. The Adviser identifies stocks with low price/earnings ratios. The Adviser then applies fundamental analysis and its investment judgment to determine which of those securities are the most attractive. Finally, the Adviser may favor securities of companies that are in undervalued industries. The Adviser employs a formal sell discipline, under which the Portfolio sells securities when either their price/earnings ratios or alternative valuation parameters rise to what are believed to be unacceptable levels. Securities may also be sold if the Adviser determines that a significant deterioration in the fundamental outlook of a company has occurred.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.




The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.


Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                    [CHART]

Value Portfolio
Commenced operations on May 6, 1996

     1997    1998    1999    2000   2001
    -----   -----   -----   -----   ----
    23.18   -3.02   -2.25   23.29   4.42

High Quarter    12/31/00         15.59%
---------------------------------------
Low Quarter      9/30/98        -19.08%



Average Annual Total Return (as of 12/31/01)



                                                                Value S&P 500
                                                            Portfolio   Index
-----------------------------------------------------------------------------
One Year                                                         4.42  -11.88
Five Year                                                        8.50   10.70
Since Inception 5/6/96                                          14.84   14.86



The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.





The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

Core Plus Fixed Income Portfolio





Objective

The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.


Approach

The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio ordinarily will seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in high yield securities (commonly referred to as "junk bonds"). The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser employs a value approach toward fixed income investing. The Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.




Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in fixed income securities.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there


                                    [CHART]

Core Plus Fixed Income Portfolio
Commenced operations on October 15, 1996

1997    1998     1999    2000    2001
----    ----    -----   -----   -----
9.52    6.72    -0.73   10.63   10.21

High Quarter    6/30/97          3.98%
--------------------------------------
Low Quarter     6/30/99         -1.66%



Average Annual Total Return (as of 12/31/01)



                                                    Core Plus Salomon Broad
                                                        Fixed    Investment
                                                       Income         Grade
                                                    Portfolio    Bond Index
---------------------------------------------------------------------------
One Year                                                10.21          8.50
Five Year                                                7.18          7.43
Since Inception 10/15/96                                 9.89          0.06



The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Salomon Broad Investment Grade Bond Index is a market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, Government-sponsored, mortgage, and investment-grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.

  Investment Class Prospectus


  January 31, 2002



Core Plus Fixed Income Portfolio (Cont'd)




is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.


The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

High Yield Portfolio




Objective
The High Yield Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. Government, corporate and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that it believes have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio seeks to maintain a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.




Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in high yield securities.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under


                                    [CHART]

High Yield Portfolio
Commenced operations on May 21, 1996

 1997   1998    1999     2000     2001
-----   ----    ----    ------   -----
15.73   2.94    7.73    -10.66   -5.91

High Quarter    6/30/97  6.90%
-----------------------------
Low Quarter     9/30/01 -9.14%

Average Annual Total Return (as of 12/31/01)



                                                               CS First Boston
                                                  High Yield Global High Yield
                                                   Portfolio             Index
------------------------------------------------------------------------------
One Year                                               -5.91              5.80
Five Year                                               1.53              3.25
Since Inception 5/21/96                                 7.59              0.08



The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index, CS First Boston High Yield Index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The CS First Boston Global High Yield Index in an unmanaged index of high yield corporate bonds.

  Investment Class Prospectus


  January 31, 2002


High Yield Portfolio (Cont'd)



traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

U.S. Core Fixed Income Portfolio (Not currently open in the Investment Class)



Objective

The U.S. Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.


Approach

The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities issued by U.S. - based entities that carry an investment grade rating at the time of purchase. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser employs a value approach toward fixed income investing. The Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. Government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in fixed income securities of U.S. issuers.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations


                                    [CHART]

U.S. Core Fixed Income Portfolio
Commenced operations on September 29, 1987

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    -----   -----   -----   ----    ----    ----    -----   -----   -----
9.12    13.75   -3.89   18.85   3.89    9.62    7.23    -1.64   10.50   10.58

High Quarter    6/30/95     6.05%
---------------------------------
Low Quarter     3/31/92    -2.28%



Average Annual Total Return (as of 12/31/01)



                                                               Salomon Broad
                                                     U.S. Core    Investment
                                                  Fixed Income    Grade Bond
                                                     Portfolio         Index
----------------------------------------------------------------------------
One Year                                                 10.58          8.50
Five Year                                                 7.16          7.43
Ten Year                                                  7.60          7.28
Since Inception 9/29/87                                   9.06          8.80



The bar chart and table show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Investment Class Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Salomon Broad Investment Grade Bond Index is a market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, Government-sponsored, mortgage, and investment-grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.

  Investment Class Prospectus


  January 31, 2002



U.S. Core Fixed Income Portfolio (Cont'd)




are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Balanced Portfolio




Objective
The Balanced Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45-75% of its assets in equity securities and 25-55% of its assets in fixed income securities. The Portfolio may invest up to 25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser determines the Portfolio's equity and fixed income investment strategies separately and then determines the mix of those strategies that it believes will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flow and other fundamentals, as well as high valuations relative to the Portfolio's potential investment universe.






Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.


The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.




The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments


                                    [CHART]

Balanced Portfolio
Commenced operations on April 4, 1997

 1998    1999    2000    2001
-----   -----   -----   -----
15.09   16.09   -0.87   -5.57

High Quarter  12/31/98  12.08%
------------------------------
Low Quarter    9/30/01  -7.29%




Average Annual Total Return (as of 12/31/01)



                                                          Salomon Broad
                                                             Investment   60/40
                                         Balanced S&P 500    Grade Bond Blended
                                        Portfolio   Index         Index   Index
-------------------------------------------------------------------------------
One Year                                    -5.57  -11.88          8.50   -3.31
Since Inception 4/4/97                      10.10   13.54          7.25    0.11





The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.



The Salomon Broad Investment Grade Bond Index is a market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, Government-sponsored, mortgage, and investment-grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.



The 60/40 Blended Index is an unmanaged index comprised of 60% S&P 500 Index and 40% Salomon Broad Investment Grade Index.

  Investment Class Prospectus


  January 31, 2002


Balanced Portfolio (Cont'd)



will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.


The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.


Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.



At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.


The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Multi-Asset-Class Portfolio


Objective
The Multi-Asset-Class Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests in equity securities and fixed income securities of U.S. and foreign issuers in accordance with the Adviser's target allocation among certain asset classes. These securities may include, to a limited extent, emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio seeks to invest in a combination of asset classes that do not move in tandem with each other, in an effort to improve potential return and control the Portfolio's overall risks. The Portfolio's neutral position is generally 50% domestic equity securities, 24% domestic fixed income securities, 14% foreign equity securities, 6% foreign fixed income securities and 6% high yield securities. The Portfolio will ordinarily seek to maintain an average weighted maturity of fixed income securities in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser makes strategic judgments based on proprietary measures used to compare the relative risks and returns of stock and bond markets around the world. The Adviser's asset allocation team sets the target exposures for domestic and international equity and fixed income securities, high yield securities and cash, depending on the Adviser's appraisal of the relative attractiveness of each type of investment. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flows and other fundamentals, as well as high valuations relative to the Portfolio's investment opportunities.


Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.


The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income


                                    [CHART]

Multi-Asset-Class Portfolio
Commenced operations on June 10, 1996

 1997    1998    1999    2000    2001
-----   -----   -----   -----   -----
17.21   13.80   16.55   -8.57   -9.00

High Quarter  12/31/98   12.08%
-------------------------------
Low Quarter    9/30/01   -8.60%




Average Annual Total Return (as of 12/31/01)



                                             Salomon Broad
                        Multi-Asset-            Investment
                               Class S&P 500    Grade Bond MSCI EAFE Blended
                           Portfolio   Index         Index     Index   Index
----------------------------------------------------------------------------
One Year                       -9.00  -11.88          8.50     21.44   -6.49
Five Year                       5.28   10.70          7.43      0.89    7.97
Since Inception 6/10/96         8.57   15.18          7.75      2.60    0.13



The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.



The Salomon Broad Investment Grade Bond Index is a market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, Government-sponsored, mortgage, and investment-grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.



The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.



The Blended Index is an unmanaged index comprised of 50% S&P 500 Index, 24% Salomon Broad Investment Grade Index, 14% MSCI EAFE Index, 6% Salomon World Government Bond Ex-U.S. Index and 6% CS First Boston Global High Yield Index.

  Investment Class Prospectus


  January 31, 2002


Multi-Asset-Class Portfolio (Cont'd)


securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.


The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. A substantial portion of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Fees and Expenses of the Portfolios

The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.




The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.



Annual Portfolio Operating Expenses for the fiscal year ended September 30, 2001

(expenses that are deducted from Portfolio assets)


                                                           Shareholder                  Total Annual
                                   Management Distribution   Servicing    Other  Portfolio Operating
                                         Fees (12b-1) Fees         Fee Expenses             Expenses
Equity Portfolio++                      0.50%         None       0.15%     .12%                 .77%
-----------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                   .75         None        0.15      .11                 1.01
-----------------------------------------------------------------------------------------------------
Value Portfolio                           .50         None        0.15      .12                  .77
-----------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio         .375         None        0.15     .105                  .63
-----------------------------------------------------------------------------------------------------
High Yield Portfolio                      .45         None        0.15      .12                  .72
-----------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio++       .375         None        0.15      .12+                 .65*
-----------------------------------------------------------------------------------------------------
Balanced Portfolio                        .45         None        0.15      .13                  .73
-----------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio               .65         None        0.15      .18                  .98*
-----------------------------------------------------------------------------------------------------



Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.




 +Other Expenses are based on estimated amounts.


*The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rates shown in the table below. Fee waivers, expense offsets and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.


++As of the fiscal year ended September 30, 2001, the Investment Class of shares of the Portfolio was not operational.



                                                                                 Total Annual
                                                                 Portfolio Operating Expenses
                                                          After Morgan Stanley Investments LP
                                                               Waiver/Reimbursement & Offsets
U.S. Core Fixed Income Portfolio                                                         .65%
---------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                                               .93
---------------------------------------------------------------------------------------------


Example
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.


                                                            1 Year 3 Years 5 Years 10 Years
Equity Portfolio++                                           $ 79   $246    $428    $  954
-------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                                       103    322     558     1,236
-------------------------------------------------------------------------------------------
Value Portfolio                                                79    246     428       954
-------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                               64    202     351       786
-------------------------------------------------------------------------------------------
High Yield Portfolio                                           74    230     401       894
-------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio++                             66    208     362       810
-------------------------------------------------------------------------------------------
Balanced Portfolio                                             75    233     406       906
-------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                   100    312     542     1,201
-------------------------------------------------------------------------------------------



++As of the fiscal year ended September 30, 2001, the Investment Class of shares of the Portfolio was not operational.

  Investment Class Prospectus


  January 31, 2002


Investment Strategies and Related Risks



This section discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries. The Portfolios' investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.



An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other govenment agency.


Equity Securities

Equity securities include common stock, preferred stock, convertible securities, ADRs, rights, warrants and shares of investment companies. The Portfolios may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities.


ADRs are U.S.-dollar denominated securities that represent claims to shares of foreign stocks. The Portfolios treat ADRs as U.S. securities for purposes of foreign investment limitations.

Growth stocks generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.


IPOs


Equity Portfolios of the Fund may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio's total returns during any period that the Portfolio has a small asset base. As the Portfolio's assets grow, any impact of IPO investments on the Portfolio's total return may decline.


Fixed Income Securities
Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. Government securities, securities issued by federal or federally sponsored agencies ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.



Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration
The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

High Yield Securities

Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.


Mortgage Securities
These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.



Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency

Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.


Emerging Market Securities
Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.

  Investment Class Prospectus


  January 31, 2002





A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.


Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940, as amended ("1940 Act"). The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.



CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered
Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.




Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.



Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.



Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.


Temporary Defensive Investments
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the Statement of Additional Information. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

Portfolio Turnover

Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

  Investment Class Prospectus


  January 31, 2002


Purchasing Shares


Investment Class Shares are available to clients of the Adviser with combined investments of $1,000,000 and corporations or other institutions, such as trusts and foundations.


Investment Class Shares of the Portfolios may be purchased directly from Morgan Stanley Institutional Fund Trust or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing Investment Class Shares through a financial intermediary, please consult your intermediary for purchase instructions.



Investment Class Shares of the Portfolios may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Investment Class Shares of the Portfolios.


Investment Class Shares of each Portfolio may be purchased at the net asset value per share (NAV) next determined after we receive your purchase order.

Initial Purchase by Mail

You may open an account, subject to acceptance by Morgan Stanley Institutional Fund Trust, by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan"), the Fund's Transfer Agent, which you may obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108 together with a check payable to Morgan Stanley Institutional Fund Trust.


Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire

You may purchase Investment Class Shares of each Portfolio by wiring Federal Funds to the Fund's Custodian Bank, J.P. Morgan Chase & Co. (the "Custodian"). You should forward a completed Account Registration Form to J.P. Morgan in advance of the wire. For all Portfolios, notification must be given to J.P. Morgan at 1-800-548-7786 prior to the determination of NAV. See the section below entitled "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:


J.P. Morgan Chase & Co.
1 Chase Manhattan Plaza
New York, NY 10081
ABA #021000021
DDA #910-2-734143

Attn: Morgan Stanley Institutional Fund Trust Subscription Account

Ref: (Portfolio Name, Account Number, Account Name)

Additional Investments

You may make additional investments in Investment Class Shares (minimum additional investment $1,000) at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley Institutional Fund Trust) to J.P. Morgan at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above. For all Portfolios, notification must be given to J.P. Morgan at 1-800-548-7786 prior to the determination of NAV.


Other Purchase Information

The Fund may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.



Frequent trading by shareholders can disrupt management of a Portfolio and raise its expenses. Therefore, we may not accept any request for a purchase, redemption or exchange when we think it is being used as a tool for market timing, and we may bar a shareholder who trades excessively from making further purchases for an indefinite period.



Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Redeeming Shares


You may redeem shares of each Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of each Portfolio will be redeemed at the net asset value (NAV) next determined after we receive your redemption request in good order.

By Mail

Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108.


To be in good order, redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;


(c) Any required signature guarantees; and


(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone

If you have authorized the Telephone Redemption Option on the Account Registration Form, you may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares.





The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed, or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.


If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

  Investment Class Prospectus


  January 31, 2002


General Shareholder Information

Valuation of Shares

The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolios are open for business.




Each Portfolio values its securities at market value. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

The NAV of Investment Class Shares may differ from that of other classes because of class-specific expenses that each class may pay, the distribution fees charged to Adviser Class Shares and the shareholder servicing fees charged to Investment Class Shares.





Exchange Privilege



You may exchange each Portfolio's Investment Class Shares for Investment Class Shares of other available portfolios of the Fund based on their respective
NAVs. We charge no fee for exchanges. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange.



You can process your exchange by contacting your financial intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3919. Exchange requests can also be made by calling 1-800-548-7786.



When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases.

Dividends and Distributions
The Portfolios normally distribute substantially all of their net investment income to shareholders as follows:


Portfolio                                                 Quarterly Annually
Equity                                                            .
----------------------------------------------------------------------------
Mid Cap Value                                                              .
----------------------------------------------------------------------------
Value                                                             .
----------------------------------------------------------------------------
Fixed Income                                                      .
----------------------------------------------------------------------------
High Yield                                                        .
----------------------------------------------------------------------------
U.S. Core Fixed Income                                            .
----------------------------------------------------------------------------
Balanced                                                          .
----------------------------------------------------------------------------
Multi-Asset-Class                                                 .
----------------------------------------------------------------------------

If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify Morgan Stanley Institutional Fund Trust in writing.


Taxes

Income dividends you receive will be taxable as ordinary income, whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolios from U.S. corporations. Capital gains distributions may be taxable at different rates depending on the length of time the Portfolio holds its assets.



Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. The Portfolios may be able to pass through to you for foreign tax credit purposes the amount of foreign income taxes that they paid.



Distributions paid in January but declared by a Portfolio in October, November or December of the previous year are taxable to you in the previous year.



Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.



Exchanges and redemptions of shares in a Portfolio are taxable events and may result in a taxable gain or loss to you.



When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

  Investment Class Prospectus


  January 31, 2002


Fund Management


Adviser

The Adviser to the Fund, Morgan Stanley Investments LP ("MSI" or the "Adviser"), is a Pennsylvania limited liability partnership founded in 1969. The Adviser is wholly-owned by subsidiaries of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management, and credit services. The Adviser is an investment advisory affiliate of Morgan Stanley Investment Management Inc. ("MSIM") and is located at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, PA 19428-2881. The Adviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2001, MSI, together with its affiliated asset management companies, had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.



The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The following table shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2001 fiscal year.



Adviser's Rates of Compensation


                                                    FY 2001           FY 2001
                                                Contractual            Actual
                                          Compensation Rate Compensation Rate
Equity Portfolio                                       .50%               .50%
------------------------------------------------------------------------------
Mid Cap Value Portfolio                                .75%               .75%
------------------------------------------------------------------------------
Value Portfolio                                        .50%               .50%
------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                      .375%              .375%
------------------------------------------------------------------------------
High Yield Portfolio                                   .45%               .45%
------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio*                     .375%              .363%
------------------------------------------------------------------------------
Balanced Portfolio                                     .45%               .45%
------------------------------------------------------------------------------
Multi-Asset-Class Portfolio*                           .65%              .613%
------------------------------------------------------------------------------



*The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the U.S. Core Fixed Income Portfolio and the Multi-Asset-Class Portfolio to keep Total Operating Expenses from exceeding 0.65% and 0.93%, respectively.



Portfolio Management




Equity Portfolio


The Portfolio's assets are managed by the Small/Mid-Cap Value/Core Team. Current members of the team include Brian Kramp, Executive Director, and Eric
F. Scharpf, Vice President.



Mid Cap Value Portfolio


The Portfolio's assets are managed by the Small/Mid-Cap Value/Core Team. Current members of the team include Bradley S. Daniels, Executive Director, William B. Gerlach, Managing Director, and Charles Purcell, Vice President.



Value Portfolio


The Portfolio's assets are managed by the Large Cap Value and Small/Mid-Cap Value/Core Teams. Current members of the teams include Richard M. Behler, Managing Director, Brian Kramp, Executive Director, and Eric F. Scharpf, Vice President.






Core Plus Fixed Income Portfolio


The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include W. David Armstrong, Managing Director, Thomas L. Bennett, Managing Director, and Roberto M. Sella, Managing Director.

High Yield Portfolio


The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Stephen F. Esser, Managing Director, Gordon W. Loery, Executive Director, and Deanna L. Loughnane, Executive Director.





U.S. Core Fixed Income Portfolio


The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include W. David Armstrong, Managing Director, Angelo G. Manioudakis, Executive Director, and Scott F. Richard, Managing Director.


Balanced Portfolio


Thomas L. Bennett, Managing Director, MSIM and MSIA, joined MSI in 1984. He joined the management team for the Balanced Portfolio in 1992. Cyril Moulle-Berteaux, Managing Director, MSIM, joined MSIM in 2001. He joined the management team for the Balanced Portfolio in 2001. Brian Kramp, Executive Director, MSIM, joined MSI in 1997. He joined the management team for the Balanced Portfolio in 2002.





Multi-Asset-Class Portfolio


Thomas L. Bennett, Managing Director, MSIM and MSIA, joined MSI in 1984. He joined the management team for the Multi-Asset Class Portfolio in 1994. Barton
M. Biggs, Managing Director, MSIM, since 1975, Chairman of MSIM since 1980 and a Director of Morgan Stanley Group, Inc. He is also a Managing Director of MSIA and a director and chairman of various registered investment companies to which MSIM and certain of its affiliates provide investment advisory services. He joined the management team for the Multi-Asset-Class Portfolio in 1999. J. David Germany, Managing Director, MSIM, joined MSI in 1991. He joined the management team for the Multi-Asset-Class Portfolio in 1994. Cyril Moulle-Berteaux, Managing Director, MSIM, joined MSIM in 2001. He joined the management team for the Multi-Asset-Class Portfolio in 2001. Brian Kramp, Executive Director, MSIM, joined MSI in 1997. He joined the management team for the Multi-Asset Class Portfolio in 2002.




Distributor

Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc. ("MSDI"), a wholly-owned subsidiary of the Adviser. MSDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.


Service Plan
The Fund has adopted a Service Plan (the "Service Plan") for each Portfolio's Investment Class Shares. Under the Service Plan, each Portfolio pays the Distributor a monthly shareholder servicing fee at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to Investment Class Shares. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Investment Class Shares. Shareholder servicing fees are separate fees of the Investment Class Shares of each Portfolio and will reduce the net investment income and total return of the Investment Class Shares of these Portfolios.

                (This page intentionally left blank)

Financial Highlights


The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information for the year 2001 has been extracted from the Fund's financial statements which were audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's September 30, 2001 Annual Report to Shareholders.



                              Net Gains or
        Net Asset                Losses on                     Dividend    Capital Gain
           Value-        Net    Securities  Total from    Distributions   Distributions
        Beginning Investment (realized and  Investment  (net investment   (realized net          Other
        of Period     Income   unrealized)  Activities          income)  capital gains)  Distributions
---------------------------------------------------------------------------------------------------------
Equity Portfolio (Commencement of Investment Class Operations 04/10/96 through 06/01/00)
2000***     19.80       0.01          3.21        3.22            (0.02)          (6.07)            --
1999        20.42       0.07          5.27        5.34            (0.13)          (5.83)            --
1998        29.42       0.20         (1.03)      (0.83)           (0.24)          (7.93)            --
1997        25.66       0.34          8.17        8.51            (0.35)          (4.40)            --
--------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio (Commencement of Investment Class Operations 05/10/96)
2001+++    $24.97      $0.01        ($4.88)     ($4.87)          ($0.05)         ($1.33)        ($1.89)#
2000+++     21.80       0.03          5.75        5.78            (0.04)          (2.57)            --
1999+++     18.05       0.09          5.00        5.09            (0.03)          (1.31)            --
1998+++     21.75       0.05         (1.53)      (1.48)           (0.03)          (2.19)            --
1997+++     14.48       0.01          8.36        8.37            (0.09)          (1.01)            --
--------------------------------------------------------------------------------------------------------
Value Portfolio (Commencement of Investment Class Operations 05/06/96)
2001+++    $12.86      $0.16         $0.93       $1.09           ($0.15)             --             --
2000+++     13.58       0.15          0.94        1.09            (0.15)          (1.27)         (0.39)#
1999+++     15.15       0.19          1.12        1.31            (0.27)          (2.61)            --
1998        20.36       0.31         (3.38)      (3.07)           (0.33)          (1.81)            --
1997+++     15.60       0.31          5.75        6.06            (0.27)          (1.03)            --
--------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio (Commencement of Investment Class Operations 10/15/96)
2001       $11.25      $0.72         $0.64       $1.36           ($0.77)             --             --
2000+++     11.27       0.76         (0.03)       0.73            (0.75)             --             --
1999+++     12.22       0.76         (0.72)       0.04            (0.69)             --          (0.30)#
1998+++     12.22       0.76          0.14        0.90            (0.73)          (0.17)            --
1997+++     11.80       0.75          0.40        1.15            (0.60)          (0.13)            --
--------------------------------------------------------------------------------------------------------

  Investment Class Prospectus


  January 31, 2002







The Investment Class Shares of the U.S. Core Fixed Income Portfolio had not commenced operations as of September 30, 2001. Therefore, Institutional Class Share financial information is provided to investors for informational purposes only and should be referred to as an historical guide to the Portfolio's operations and expenses. Past performance does not indicate future results.


                                       Net Assets-    Ratio of      Ratio of
                  Net Asset                 End of    Expenses    Net Income  Portfolio
        Total        Value-    Total        Period  to Average    to Average   Turnover
Distributions End of Period Return**   (thousands) Net Assets+    Net Assets       Rate
----------------------------------------------------------------------------------------
      $(6.09)        $16.93  $ 10.30       $    --       $0.76*        $0.08*      $211
       (5.96)         19.80    29.92           986        0.77          0.52        103
       (8.17)         20.42    (2.78)        2,029        0.76          0.78         77
       (4.75)         29.42    38.12         2,354        0.80++        1.12         85
----------------------------------------------------------------------------------------
      ($3.27)        $16.83   (21.36%)     $46,063        1.01%         0.05%       176%
       (2.61)         24.97    29.25        29,593        1.02          0.14        226
       (1.34)         21.80    29.30        25,197        1.02          0.42        244
       (2.22)         18.05    (7.08)       18,861        1.05          0.25        213
       (1.10)         21.75    61.05         1,238        1.09++        0.04        184
----------------------------------------------------------------------------------------
      ($0.15)        $13.80     8.46%      $19,552        0.77%         1.08%        38%
       (1.81)         12.86     9.50         4,069        0.76          1.19         50
       (2.88)         13.58     8.20         9,673        0.78          1.25         53
       (2.14)         15.15   (16.55)       24,527        0.75          1.62         56
       (1.30)         20.36    41.01        29,847        0.80++        1.75         46
----------------------------------------------------------------------------------------
      ($0.77)        $11.84    12.59%      $74,905        0.63%         6.28%       111%
       (0.75)         11.25     6.84        63,944        0.63          6.89         62
       (0.99)         11.27     0.24        39,165        0.63          6.50        103
       (0.90)         12.22     7.72        48,944        0.63          6.31        121
       (0.73)         12.22    10.07         9,527        0.66*++       6.57*       179
----------------------------------------------------------------------------------------

                                Net Gains or
          Net Asset                Losses on                     Dividend    Capital Gain
             Value-        Net    Securities  Total from    Distributions   Distributions
          Beginning Investment (realized and  Investment  (net investment   (realized net          Other
          of Period     Income   unrealized)  Activities          income)  capital gains)  Distributions
-----------------------------------------------------------------------------------------------------------
High Yield Portfolio (Commencement of Investment Class Operations 05/21/96)
2001+++      $ 7.87      $0.77        ($1.96)     ($1.19)          ($0.93)             --             --
2000+++        8.78       0.88         (0.89)      (0.01)           (0.90)             --             --
1999+++        9.00       0.85         (0.10)       0.75            (0.78)          (0.04)         (0.15)#
1998+++       10.16       0.83         (0.93)      (0.10)           (0.80)          (0.26)            --
1997+++        9.31       0.84          0.88        1.72            (0.84)          (0.03)            --
-----------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio (Commencement of Institutional Class Operations 09/29/87)
2001+++      $10.46      $0.65         $0.73       $1.38           ($0.69)             --             --
2000+++       10.55       0.71         (0.12)       0.59            (0.68)             --             --
1999          11.40       0.71         (0.83)      (0.12)           (0.52)             --          (0.21)#
1998          11.27       0.73          0.32        1.05            (0.79)          (0.13)            --
1997          10.89       0.74          0.33        1.07            (0.67)          (0.02)            --
-----------------------------------------------------------------------------------------------------------
Balanced Portfolio (Commencement of Investment Class Operations 04/04/97)
2001+++      $13.37      $0.34        ($2.08)     ($1.74)          ($0.35)             --         ($0.67)#
2000+++       13.82       0.42          1.45        1.87            (0.43)          (1.89)            --
1999+++       13.45       0.42          1.72        2.14            (0.41)          (1.36)            --
1998+++       15.30       0.46         (0.13)       0.33            (0.46)          (1.72)            --
1997          13.11       0.30          2.09        2.39            (0.20)             --             --
-----------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio (Commencement of Investment Class Operations 6/10/96)
2001         $11.58      $0.29        ($2.21)     ($1.92)          ($0.07)             --         ($0.77)##
2000          12.41       0.33          0.60        0.93            (0.30)          (1.36)         (0.10)
1999          11.74       0.35          1.62        1.97            (0.34)          (0.96)            --
1998+++       13.63       0.36         (0.45)      (0.09)           (0.31)          (1.49)            --
1997+++       12.27       0.36          2.57        2.93            (0.49)          (1.08)            --
-----------------------------------------------------------------------------------------------------------


Notes to the Financial Highlights
  *Annualized
 **Total return figures for partial years are not annualized.
***Amounts for the period from October 1, 1999 to June 1, 2000 are unaudited.
  #Represents distribution in excess of net realized gains.

##Represents distributions in excess of net investment income of 0.02 and distributions in excess of net realized gains of 0.75.

  +For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.


----------------------------------------------------------------------------------------------------------------
                                                                        Ratio of Expenses to Average Net Assets
----------------------------------------------------------------------------------------------------------------
Portfolio                                                                 1997      1998   1999   2000    2001
Equity                                                                   0.80%     0.74%  0.75%   0.76%*    --
---------------------------------------------------------------------------------------------------------------
Mid Cap Value                                                            1.07      1.03   1.01    1.00    1.00%
---------------------------------------------------------------------------------------------------------------
Value                                                                    0.79      0.74   0.77    0.75    0.76
---------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income                                                   0.65*     0.62   0.62    0.62    0.62
---------------------------------------------------------------------------------------------------------------
High Yield                                                               0.69      0.63   0.63    0.70    0.71
---------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income                                                   0.50      0.50   0.49    0.50    0.50
---------------------------------------------------------------------------------------------------------------
Balanced                                                                 0.70*     0.72   0.72    0.72    0.72
---------------------------------------------------------------------------------------------------------------
Multi-Asset-Class                                                        0.96      0.93   0.93    0.93    0.93
---------------------------------------------------------------------------------------------------------------

  Investment Class Prospectus


  January 31, 2002



                                       Net Assets-    Ratio of      Ratio of
                  Net Asset                 End of    Expenses    Net Income  Portfolio
        Total        Value-    Total        Period  to Average    to Average   Turnover
Distributions End of Period Return**   (thousands) Net Assets+    Net Assets       Rate
----------------------------------------------------------------------------------------
      ($0.93)        $ 5.75   (16.42%)    $  9,603        0.72%        11.32%        67%
       (0.90)          7.87    (0.40)       10,151        0.71         10.43         55
       (0.97)          8.78     8.67         7,041        0.64          9.50         45
       (1.06)          9.00    (1.37)       11,262        0.65          8.58         75
       (0.87)         10.16    19.77        10,916        0.70++        8.84         96
----------------------------------------------------------------------------------------
      ($0.69)        $11.15    13.68%     $195,467        0.51%         6.04%        86%
       (0.68)         10.46     5.88       181,884        0.51++        6.86         51
       (0.73)         10.55    (1.12)      189,860        0.51          6.09        115
       (0.92)         11.40     9.83        76,042        0.51++        6.32        145
       (0.69)         11.27    10.20        96,954        0.51++        6.48        217
----------------------------------------------------------------------------------------
      ($1.02)        $10.61   (13.65%)    $  6,284        0.73%         2.83%       157%
       (2.32)         13.37    14.59         8,085        0.73          3.13        162
       (1.77)         13.82    16.84           208        0.74          3.03        111
       (2.18)         13.45     2.56           445        0.74          3.24        100
       (0.20)         15.30    18.40         3,943        0.73*         3.32*       145
----------------------------------------------------------------------------------------
      ($0.84)        $ 8.82   (17.42%)    $  4,555        0.94%++       2.85%       149%
       (1.76)         11.58     7.54         5,565        0.93++        2.77        152
       (1.30)         12.41    17.53         7,246        0.93++        2.72        101
       (1.80)         11.74    (0.61)        6,233        0.93++        2.86        107
       (1.57)         13.63    26.32         5,075        0.96++        2.85        141
----------------------------------------------------------------------------------------


                        ++For the periods indicated, the Adviser voluntarily
                          agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the voluntarily waived and/or reimbursed expenses totaled the below listed amounts.


-----------------------------------------------------------------------------------------
                                      Voluntarily waived and/or reimbursed expenses for:
-----------------------------------------------------------------------------------------
Portfolio                                  1997          1998     1999     2000     2001
Equity                                 1.28%            --       --       --       --
----------------------------------------------------------------------------------------
Mid Cap Value                          4.60             --       --       --       --
----------------------------------------------------------------------------------------
Value                                  0.09             --       --       --       --
----------------------------------------------------------------------------------------
Core Plus Fixed Income                 0.12*            --       --       --       --
----------------------------------------------------------------------------------------
High Yield                             0.22             --       --       --       --
----------------------------------------------------------------------------------------
U.S. Core Fixed Income                 0.01           0.01%      --     0.01%      --
----------------------------------------------------------------------------------------
Multi-Asset-Class                      0.55           0.04     0.02%    0.03     0.04%
----------------------------------------------------------------------------------------


                       +++Per share amounts for the year are based on average
                          shares outstanding.

Where to find Additional Information




In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 31, 2002, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.



The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year.


You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary. Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090); (2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.


Morgan Stanley Institutional Fund Trust

One Tower Bridge,

100 Front Street, Suite 1100


West Conshohocken, PA 19428-2881.


For Shareholder Inquiries,

call 1-800-548-7786.



Prices and Investment Results are available at www.morganstanley.com/im.

902-prosmasinvt-0101

[LOGO] Morgan Stanley

  Advisory Portfolios Prospectus


  January 31, 2002



Morgan Stanley Institutional Fund Trust




          Advisory Foreign Fixed Income Portfolio

          Advisory Foreign Fixed Income II Portfolio

          Advisory Mortgage Portfolio

          These Portfolios are available only to private advisory clients of the Adviser.

Shareholder Services:


1-800-354-8185

------------------------------------

Prices and Investment Results:

www.morganstanley.com/im

------------------------------------


Investment Adviser: Morgan Stanley Investments LP



------------------------------------


Morgan Stanley Institutional Fund Trust (the "Fund") is a no-load mutual fund consisting of 29 different investment portfolios, 3 of which are described in this prospectus. Morgan Stanley Investments LP (the "Adviser"), an investment advisory affiliate of Morgan Stanley Investment Management Inc., is the Fund's investment adviser. This prospectus offers shares of the portfolios (each a "Portfolio" and collectively the "Portfolios") described herein.

------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Advisory Portfolios Prospectus


  January 31, 2002


Table of Contents



                  Portfolios
                  -------------------------------------------
                  Advisory Foreign Fixed Income            1
                  -------------------------------------------
                  Advisory Foreign Fixed Income II         3
                  -------------------------------------------
                  Advisory Mortgage                        5
                  -------------------------------------------

                  Fees and Expenses of the Portfolios      7
                  -------------------------------------------
                  Investment Strategies and Related Risks  8
                  -------------------------------------------
                  Purchasing Shares                       11
                  -------------------------------------------
                  Redeeming Shares                        11
                  -------------------------------------------
                  General Shareholder Information         12
                  -------------------------------------------
                  Fund Management                         13
                  -------------------------------------------
                  Financial Highlights                    14
                  -------------------------------------------

  Advisory Portfolios Prospectus


  January 31, 2002


Advisory Foreign Fixed Income Portfolio




Objective
The Advisory Foreign Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in fixed income securities of government and corporate issuers in countries other than the U.S., including both investment grade and high yield securities rated B or higher (commonly referred to as "junk bonds"). The Portfolio may invest, to a limited degree, in issuers located in emerging markets. A portion of these securities may be asset-backed and, to a lesser extent, mortgage securities. The securities held by the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. There is no minimum or maximum maturity for any individual security. The Adviser may use futures, forwards, swaps and other derivatives in managing the Portfolio.


Process

The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness of foreign government, corporate, mortgage and asset-backed securities. The Adviser relies upon value measures, particularly the relative attractiveness of securities issued by foreign governments, against those of corporations and other private entities. The Adviser also measures various types of risk, by monitoring interest rates, the shape of the yield curve, credit risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in fixed income securities of non-U.S. issuers.


Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally move in correlation to changes in an issuer's credit rating.



The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These



                                    [CHART]
Advisory Foreign Fixed Income Portfolio
Commenced operations on October 7, 1994

1995   1996     1997     1998  1999     2000   2001
----    ----     ---     ---     ---     ----   ----
17.50   14.98    9.83   10.74   1.81    14.20    -0.01

High Quarter    9/30/01 11.67%
________________________________
Low Quarter     6/30/01 -4.55%


Average Annual Total Return (as of 12/31/01)



                                            Advisory Foreign    Salomon Broad
                                                Fixed Income Investment Grade
                                                   Portfolio       Bond Index
-----------------------------------------------------------------------------
One Year                                               -0.01             8.50
Five Year                                               7.17             7.43
Since Inception 10/7/94                                 9.62             8.22



The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


The Salomon Broad Investment Grade Bond Index is a market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, Government-sponsored, mortgage, and investment-grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.

investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.


Asset-backed and mortgage securities are subject to the risk that changes in interest rates and other factors may affect the prepayment of the receivable, mortgage, loan or other assets underlying the security. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower rates. Prepayment rates also can shorten or extend the average life of the Portfolio's asset-backed or mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Changes in the values of foreign currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Advisory Portfolios Prospectus


  January 31, 2002




Advisory Foreign Fixed Income II Portfolio




Objective
The Advisory Foreign Fixed Income II Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers in countries other than the U.S., including, to a limited degree, issuers located in emerging markets. A portion of these securities may be asset-backed and, to a lesser extent, mortgage securities. The securities held by the Portfolio ordinarily will be denominated in foreign currencies, including the Euro.There is no minimum or maximum maturity for any individual security. The Adviser may use futures, forwards, swaps and other types of derivatives in managing the Portfolio.


Process

The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness of foreign government, corporate, mortgage and asset-backed securities. The Adviser relies upon value measures, particularly the relative attractiveness of securities issued by foreign governments, against those of corporations and other private entities. The Adviser also measures various types of risk, by monitoring interest rates, the shape of the yield curve, credit risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in fixed income securities of non-U.S. issuers.


Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally move in correlation to changes in an issuer's credit rating.



Asset-backed and mortgage securities are subject to the risk that changes in interest rates and other factors may


                                    [CHART]
Advisory Foreign Fixed Income II Portfolio
Commenced operations on June 20, 2000

                                   2001 -0.39
High Quarter    9/30/01 11.09%
______________________________

Low Quarter     6/30/01 -4.47%


Average Annual Total Return (as of 12/31/01)



                                                              Salomon Broad
                                             Advisory Foreign    Investment
                                                 Fixed Income    Grade Bond
                                                    Portfolio         Index
---------------------------------------------------------------------------
One Year                                                -0.39          8.50
Since Inception 6/20/00                                  6.29         10.70


The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


The Salomon Broad Investment Grade Bond Index is a market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, Government-sponsored, mortgage, and investment-grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.

affect the prepayment of the receivable, mortgage, loan or other assets underlying the security. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower rates. Prepayment rates also can shorten or extend the average life of the Portfolio's asset-backed or mortgage securities.


Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Changes in the values of foreign currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Advisory Portfolios Prospectus


  January 31, 2002


Advisory Mortgage Portfolio




Objective
The Advisory Mortgage Portfolio seeks returns consistent with returns generated by the market for mortgage securities.

Approach

The Portfolio invests primarily in investment grade mortgage securities of the U.S. Government and private issuers, and in mortgage derivatives. The Portfolio also invests in other U.S. Government securities and investment grade fixed income securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of seven years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser employs a value approach toward mortgage investing. The Adviser's research teams determine the relative attractiveness of mortgage securities, mortgage derivatives, and other U.S. Government and fixed income securities. The Adviser measures returns generated by the market for mortgage securities by reference to the Portfolio's benchmark index. The Adviser also measures various types of risk, by monitoring interest rates, sensitivity to interest rate changes, credit risk, prepayment rates and the shape of the yield curve. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in mortgage securities.


Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally move in correlation to changes in an issuer's credit rating.

Mortgage securities are also subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower rates. Prepayment rates also can shorten or extend the average life of the Portfolio's mortgage securities.


                                    [CHART]
Advisory Mortgage Portfolio
Commenced operations on April 12, 1995

1996   1997     1998   1999     2000  2001
____________________________________________

6.52    10.43   7.60    -0.49   10.55   10.85

High Quarter    9/30/01 4.14%
______________________________

Low Quarter     6/30/99 -1.36%


Average Annual Total Return (as of 12/31/01)



                                                             Advisory   Lehman
                                                             Mortgage Mortgage
                                                            Portfolio    Index
------------------------------------------------------------------------------
One Year                                                        10.85     8.22
Five Year                                                        7.70     7.49
Since Inception 4/12/95                                          8.14     7.85



The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Lehman Mortgage Index includes GNMA, FNMA and FHLMC Pass-Through securities with original maturities of 15, 20 and 30 years, as well as balloon mortgages. It excludes buydowns, graduated equity mortgages, project loans, ARMS, non-agency mortgages and CMOs.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Advisory Portfolios Prospectus


  January 31, 2002


Fees and Expenses of the Portfolios


The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.




Annual Portfolio Operating Expenses for the fiscal year ended September 30, 2001

(expenses that are deducted from Portfolio assets)


                                                                                     Total Annual
                                           Management  Distribution    Other  Portfolio Operating
                                                 Fees  (12b-1) Fees Expenses           Expenses**
Advisory Foreign Fixed Income Portfolio          .375%         None      .13%                 .51%
--------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio       .375          None      .21                  .59
--------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                      .375          None      .10                  .48
--------------------------------------------------------------------------------------------------



Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.




**The Adviser has voluntarily agreed to reduce its advisory fee and reimburse the Portfolios so that total expenses will not exceed the rates shown in the table below. Fee waivers, expense offsets and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.



                                                         Total Annual Portfolio Operating Expenses
                                                               After Morgan Stanley Investments LP
                                                                    Waiver/Reimbursement & Offsets
Advisory Foreign Fixed Income Portfolio                                                        .15%
---------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio                                                     .15
---------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                                                                    .08
---------------------------------------------------------------------------------------------------



The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.



Example
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.


                                                                   1 Year 3 Years 5 Years 10 Years
Advisory Foreign Fixed Income Portfolio                               $52    $164    $285     $640
--------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio                             60     189     329      738
--------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                                            49     154     269      604
--------------------------------------------------------------------------------------------------

Investment Strategies and Related Risks



This secton discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries. The Portfolios' investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.





An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Fixed Income Securities

Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. Government securities, securities issued by federal or federally sponsored agencies ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.


These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.



Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration
The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

Mortgage and Asset-Backed Securities
Mortgage and asset-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans or assets such as truck and auto loans, leases and credit card receivables. Due to the possibility of prepayment of the assets underlying these securities, it may not be possible to determine in advance the actual maturity date or average life of the security. Rising interest rates tend to discourage refinancings, and, as a result, the average life and volatility of the security will increase. When interest rates fall, the underlying asset must be reinvested at lower rates.

High Yield Securities
Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.





Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions

  Advisory Portfolios Prospectus


  January 31, 2002




and custodial expenses, can be higher than in the United States.

Foreign Currency

Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may, in its discretion, choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.


Emerging Market Securities
Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.




A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. The portfolios may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.


If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.


Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940, as amended ("1940 Act"). The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.




CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.






Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.



Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.



Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.


Temporary Defensive Investments
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in securities of U.S. issuers for temporary defensive purposes, as described in the Statement of Additional Information. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

Portfolio Turnover

Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.


Non-diversification of Investments

A Portfolio of investments in a small number of issuers or industries or in securities denominated in only a few foreign currencies increases risk. The Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios are non-diversified funds, for purposes of the 1940 Act. A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single issuer than a diversified Portfolio. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit, currency or other risks.

  Advisory Portfolios Prospectus


  January 31, 2002


Purchasing Shares


Shares of each Portfolio may be purchased at the net asset value per share
(NAV) next determined after we receive your purchase order. Institutional Class shares are available to clients of the Adviser with combined investments of $5,000,000 (minimum additional investment $1,000).

Other Purchase Information

The Fund may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.



Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.


Redeeming Shares



You may redeem shares of each Portfolio at no charge by writing to Morgan Stanley Institutional Fund Trust, c/o J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108 or by calling 1-800-548-7786. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of each Portfolio will be redeemed at the net asset value (NAV) next determined after we receive your redemption request.



The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

General Shareholder Information


Valuation of Shares

The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolios are open for business.


Each Portfolio values its securities at market value. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the primary market for the securities, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees. Dividends and Distributions
The Portfolios normally distribute substantially all of their net investment income to shareholders as follows:

Portfolio                                                   Monthly Quarterly
Advisory Foreign Fixed Income                                               .
-----------------------------------------------------------------------------
Advisory Foreign Fixed Income II                                            .
-----------------------------------------------------------------------------
Advisory Mortgage                                                 .
-----------------------------------------------------------------------------

If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify Morgan Stanley Institutional Fund Trust in writing.


Taxes

Income dividends you receive will be taxable as ordinary income, whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations. Capital gains distributions may be taxable at different rates depending on the length of time the Portfolio holds its assets.


Investment income received by the Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios from sources within foreign countries may be subject to foreign income taxes. These Portfolios may be able to pass through to you for foreign tax credit purposes the amount of foreign income taxes that they paid.

Distributions paid in January but declared by a Portfolio in October, November or December of the previous year are taxable to you in the previous year.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.



Exchanges and redemptions of shares in a Portfolio are taxable events and may result in a taxable gain or loss to you.



When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

  Advisory Portfolios Prospectus


  January 31, 2002


Fund Management

Adviser

The Adviser to the Fund, Morgan Stanley Investments LP ("MSI" or the "Adviser"), is a Pennsylvania limited liability partnership founded in 1969. The Adviser is wholly-owned by subsidiaries of Morgan Stanley Dean Witter & Co., ("Morgan Stanley"). Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management, and credit services. The Adviser is an investment advisory affiliate of Morgan Stanley Investment Management Inc. ("MSIM") and is located at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, PA 19428-2881. The Adviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2001, MSI, together with its affiliated asset management companies, had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.



The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table below shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2001 fiscal year.


                                                       FY2001           FY 2001
                                                  Contractual            Actual
Adviser's Rates of Compensation             Compensation Rate Compensation Rate
Advisory Foreign Fixed Income Portfolio*                .375%               .00
-------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio*              .375               .00
-------------------------------------------------------------------------------
Advisory Mortgage Portfolio*                             .375               .00
-------------------------------------------------------------------------------



*The Adviser is voluntarily waiving its fee and reimbursing certain expenses for the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios, to the extent necessary, to keep Total Operating Expenses from exceeding .15%, .15% and .08%, respectively.


Portfolio Management




Advisory Foreign Fixed Income Portfolio and Advisory Foreign Fixed Income II Portfolio


The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include J. David Germany, Managing Director, Michael Kushma, Executive Director, Paul F. O'Brien, Executive Director, and Christian
G. Roth, Executive Director.



Advisory Mortgage Portfolio


The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Roberto M. Sella, Managing Director, Scott F. Richard, Managing Director, and David S. Horowitz, Vice President.




Distributor

Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc., a wholly-owned subsidiary of the Adviser.

Financial Highlights


The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information for the year 2001 has been extracted from the Fund's financial statements which were audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information and


                              Net Gains or
        Net Asset                   Losses                     Dividend    Capital Gain
           Value-        Net on Securities  Total from    Distributions   Distributions
        Beginning Investment (realized and  Investment  (net investment   (realized net          Other
        of Period     Income   unrealized)  Activities          income)  capital gains)  Distributions
--------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio (Commencement of Operations 10/7/94)
2001+++    $ 3.71      $0.19        $ 0.21      $ 0.40          ($ 0.14)             --             --
2000+++      3.85       0.18          0.03        0.21            (0.35)             --             --
1999+++     10.18       0.19            --        0.19            (5.52)          (1.00)
1998+++     10.32       0.48          0.48        0.96            (1.10)             --             --
1997+++     11.73       0.58          0.80        1.38            (1.88)          (0.88)         (0.03)#
--------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio (Commencement of Operations 6/20/00)
2001+++    $10.18      $0.50        $ 0.51      $ 1.01          ($ 0.27)             --             --
2000+++     10.00       0.14          0.04        0.18               --              --             --
--------------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio (Commencement of Operations 4/12/95)
2001       $10.00      $0.62        $ 0.66      $ 1.28          ($ 0.65)             --             --
2000        10.03       0.72         (0.08)       0.64            (0.67)             --             --
1999        10.86       0.66         (0.69)      (0.03)           (0.58)             --          (0.22)#
1998        10.59       0.69          0.36        1.05            (0.67)          (0.11)            --
1997        10.29       0.75          0.34        1.09            (0.71)          (0.08)            --
--------------------------------------------------------------------------------------------------------


Notes to the Financial Highlights
*Annualized


#Represents distribution in excess of net realized gains.

+For the periods ended September 30, 1997, September 30, 1998, September 30,
 1999, September 30, 2000 and September 30, 2001, the Ratio of Expenses to Average Net Assets for the Advisory Foreign Fixed Income and Advisory Mortgage Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.14%, and 0.08%, respectively, for 1997, 0.12%, and 0.08%, respectively, for 1998, 0.14%, and 0.08%, respectively, for 1999, 0.15% and 0.08%, respectively, for 2000, 0.13% and 0.08%, respectively, for 2001. Likewise, for the period ended September 30, 2000 and September 30, 2001, the Ratio of Expenses to Average Net Assets for the Advisory Foreign Fixed Income II Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.15% (annualized) for both periods.


++The Adviser has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios from exceeding 0.15%, 0.15% and 0.08%, respectively. Voluntarily waived and/or reimbursed expenses of the Advisory Foreign Fixed Income and Advisory Mortgage Portfolios totaled 0.38% and 0.40%, respectively, for the year ended September 30, 1997, 0.38%, 0.40%, respectively, for the year ended September 30, 1998, 0.39% and 0.39%, respectively for the year ended September 30, 1999, 0.57% and 0.38% respectively for the year ended September 30, 2000 and 0.37% and 0.39% respectively for the year ended September 30, 2001. Voluntarily waived and/or reimbursed expenses of the Advisory Foreign Fixed Income II Portfolio totalled 3.02% (annualized) for the year ended September 30, 2000 and 0.43% for the year ended September 30, 2001.

+++Per share amounts for the year are based on average shares outstanding.

  Advisory Portfolios Prospectus


  January 31, 2002




are included in the Fund's September 30, 2001 Annual Report to Shareholders.



              Net Asset           Net Assets-       Ratio of    Ratio of
                 Value-                End of       Expenses  Net Income  Portfolio
        Total    End of    Total       Period     to Average  to Average   Turnover
Distributions    Period Return**  (thousands) Net Assets+,++  Net Assets       Rate
------------------------------------------------------------------------------------
      ($0.14)    $ 3.97    11.12%  $  215,557           0.14%       5.02%        10%
       (0.35)      3.71     5.86        9,052           0.16        4.87          0
       (6.52)      3.85     2.87       14,322           0.15        4.24          0
       (1.10)     10.18    10.19       17,683           0.12        4.84        318
       (2.79)     10.32    14.08       93,939           0.14        5.68        208
-------------------------------------------------------------------------------------
      ($0.27)    $10.92    10.13%  $   58,010           0.16%       4.80%         4%
           --     10.18     1.80        1,806           0.15*       5.09*         0
-------------------------------------------------------------------------------------
      ($0.65)    $10.63    13.30%  $7,963,569           0.09%       6.01%       134%
       (0.67)     10.00     6.76    7,019,170           0.09        7.19         49
       (0.80)     10.03    (0.32)   8,463,568           0.09        6.62         94
       (0.78)     10.86    10.36    6,396,764           0.09        6.83        126
       (0.79)     10.59    11.03    3,071,427           0.09        7.55        144
------------------------------------------------------------------------------------

Where to find Additional Information






In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 31, 2002, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.



The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year.


You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and ExchangeCommission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.


Morgan Stanley Institutional Fund Trust

One Tower Bridge,

100 Front Street, Suite 1100


West Conshohocken, PA 19428-2881.


For Shareholder Inquiries,

1-800-354-8185.



Prices and Investment Results are available at www.morganstanley.com/im.






905-promasadvy-0101

                                    [GRAPHIC]



  Stable Value Investment Class Prospectus


  January 31, 2002



Morgan Stanley Institutional Fund Trust







          Cash Reserves Portfolio


          Core Plus Fixed Income Portfolio


          Intermediate Duration Portfolio

          Targeted Duration Portfolio

          This Prospectus must be preceded or accompanied by the Disclosure Memorandum for the Morgan Stanley Stable Value Fund.

Shareholder Services:


1-800-354-8185

------------------------------------

Prices and Investment Results:
www.morganstanley.com/im
------------------------------------


Investment Adviser: Morgan Stanley Investments LP

------------------------------------


Morgan Stanley Institutional Fund Trust (the "Fund") is a no-load mutual fund consisting of 29 different investment portfolios, 4 of which are described in this prospectus. Morgan Stanley Investments LP (the "Adviser"), an investment advisory affiliate of Morgan Stanley Investment Management Inc., is the Fund's investment adviser. This prospectus offers Investment Class Shares of the portfolios (each a "Portfolio" and collectively the "Portfolios") described herein.

------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Stable Value Investment Class Prospectus


  January 31, 2002


Table of Contents


                                                          Page
                  Portfolios
                  --------------------------------------------
                  Cash Reserves                              2
                  --------------------------------------------
                  Core Plus Fixed Income                     3
                  --------------------------------------------
                  Intermediate Duration                      5
                  --------------------------------------------
                  Targeted Duration                          7
                  --------------------------------------------

                  Fees and Expenses of the Portfolios        9
                  --------------------------------------------

                  Investment Strategies and Related Risks   10
                  --------------------------------------------

                  General Shareholder Information           13
                  --------------------------------------------

                  Fund Management                           14
                  --------------------------------------------

                  Financial Highlights                      16
                  --------------------------------------------

  Stable Value Investment Class Prospectus


  January 31, 2002








                     (This page intentionally left blank)

Cash Reserves Portfolio




Objective
The Cash Reserves Portfolio seeks to realize maximum current income, consistent with the preservation of capital and liquidity.

Approach
The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in liquid, high quality money market instruments of private financial and non-financial corporations, as well as obligations of the U.S. Government and its agencies and instrumentalities. The Portfolio's average weighted maturity will not exceed 90 days, and no individual security will have a remaining maturity in excess of 397 days.

Process

The Portfolio's Sub-Adviser, Morgan Stanley Investment Advisors Inc., determines the appropriate average maturity for the Portfolio based on the shape of the money market yield curve and its view of the direction of short term interest rates over the next one to six months. Securities are selected on the basis of their value, adjusted for risk. The Sub-Adviser invests in a variety of securities in order to diversify credit risk and interest rate risk. The Sub-Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities, when a security is downgraded, or for liquidity needs.


Principal Risks


Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, the Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating. Repurchase agreements are subject to additional risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Portfolio's right to control the collateral.


Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


You may obtain the Portfolio's SEC 7-day current yield by calling
1-800-354-8185.




                                    [CHART]

Cash Reserves Portfolio
Commenced operations on August 16, 1999

                                    [CHART]

2000   2001
----   ----
6.03   3.83

High Quarter    12/31/00     1.56%
Low Quarter     12/31/01     0.54%

Average Annual Total Return (as of 12/31/01)



                                     Salomon  Lipper
                             Cash    1-month   Money
                         Reserves   Treasury  Market
                        Portfolio Bill Index Average
----------------------------------------------------
One Year                     3.83       3.71    3.43
Since Inception 8/16/99      4.96       4.48    4.59



The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index and the Lipper Money Market Average, an index that shows the performance of other money market funds. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Salomon 1-month Treasury Bill Index is an unmanaged index generally representative of the average yield of one month treasury bills.



The return of the Lipper Money Market average is the average return of all Money Market Funds in the Lipper Money Market Universe. Money Market funds are defined as funds that invest in high quality financial instruments rated in the top two grades, with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant Net Asset Value.

  Stable Value Investment Class Prospectus


  January 31, 2002



Core Plus Fixed Income Portfolio





Objective

The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.


Approach

The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio ordinarily will seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in high yield securities (commonly referred to as "junk bonds"). The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.


Process

The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.



Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in fixed income securities.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.



Core Plus Fixed Income Portfolio
Commenced operations on October 15, 1996

                                    [CHART]

1997   1998   1999    2000    2001
----   ----   ----    ----    ----
9.52   6.72   -0.73   10.63   10.21

High Quarter    6/30/97    3.98%
Low Quarter     6/30/99   -1.66%


Average Annual Total Return (as of 12/31/01)



                                                          Salomon
                                                            Broad
                                       Core Plus Fixed Investment
                                                Income Grade Bond
                                             Portfolio      Index
              ---------------------------------------------------
              One Year                      10.21         8.50
              Five Year                      7.18         7.43
              Since Inception 10/15/96       7.43         7.55



The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The Salomon Broad Investment Grade Bond Index is a market capitalization-weighted fixed-income index that includes fixed-rate U.S. Treasury, Government-sponsored, mortgage , and investment-grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Stable Value Investment Class Prospectus


  January 31, 2002


Intermediate Duration Portfolio




Objective

The Intermediate Duration Portfolio seeks above-average total return over a market cycle of three to five years.


Approach

The Portfolio invests primarily in a diversified mix of U.S. Government securities, investment grade corporate bonds and mortgage securities. The Portfolio also may invest, to a limited extent, in non-dollar denominated securities. The Portfolio seeks value in the fixed income market with only a moderate sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration between two and five years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.


Process

The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. Teams of portfolio managers implement strategies based on these types of value measures. Sector teams seek specific bonds within each sector, while a portfolio team seeks to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.


Under normal circumstances, at least 80% of the assets of the Portfolio will be invested in fixed income securities.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.


The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the



Intermediate Duration Portfolio
Commenced operations on August 16, 1999
                                    [CHART]

2000     2001
-----    ----
8.99     9.75


High Quarter 9/30/01   4.69%
----------------------------
Low Quarter  3/31/00    .21%


Average Annual Total Return (as of 12/31/01)



                                                    Lehman Brothers
                                     Intermediate      Intermediate
                                         Duration Government/Credit
                                        Portfolio             Index
             ------------------------------------------------------
             One Year                        9.75              8.96
             Since Inception 8/16/99         8.81              8.55


The bar chart and table show the Portfolio's Investment Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.


The Lehman Brothers Intermediate Government/Credit Index is based on all publicly issued intermediate government and corporate debt securities with an average maturity of between 4 and 5 years.

Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

  Stable Value Investment Class Prospectus


  January 31, 2002


Targeted Duration Portfolio (Not currently open)




Objective
The Targeted Duration Portfolio seeks above-average total return consistent with reasonable risk.

Approach

The Portfolio seeks value in the fixed income market without significant sensitivity to changes in interest rates. The Portfolio invests primarily in U.S. Government securities, investment grade and high yield corporate bonds (commonly referred to as "junk bonds'') and mortgage securities, and, to a limited extent, non-dollar denominated securities, regardless of maturity. The average duration the Portfolio will ordinarily seek to maintain is generally similar to that of the Merrill Lynch 1-3 Year Treasury Index, which generally ranges between zero and 3 years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.


Process

The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. Teams of portfolio managers implement strategies based on these types of value measures. Sector teams seek specific bonds within each sector, while a portfolio team seeks to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.


Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.


The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.


Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Performance Information
No performance information is provided because the Targeted Duration Portfolio has not commenced operations.

  Stable Value Investment Class Prospectus


  January 31, 2002


Fees and Expenses of the Portfolios


The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.




The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. For Portfolios that have been in operation for 6 months or less, the example is limited to 3 years. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.


Annual Portfolio Operating Expenses for the fiscal year ended September 30, 2001

(expenses that are deducted from Portfolio assets)


                                                         Shareholder                 Total Annual
                                 Management Distribution   Servicing    Other Portfolio Operating
                                       Fees         Fees         Fee Expenses            Expenses
Cash Reserves Portfolio                .25%         None        .15%     .19%                 .59**
---------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio       .375         None         .15      .10                 .63
---------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio        .375         None         .15      .16                 .69
---------------------------------------------------------------------------------------------------
Targeted Duration Portfolio+           .375         None         .15     .19*                 .72**
---------------------------------------------------------------------------------------------------



Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.




 *Other Expenses are based on estimated amounts.


**The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rate shown in the table below. Fee waivers, expense offsets and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.


+As of the fiscal year ended September 30, 2001, the Targeted Duration
 Portfolio had not commenced operations.



                                 Total Annual Portfolio Operating Expenses
                                       After Morgan Stanley Investments LP
                                            Waiver/Reimbursement & Offsets
    Cash Reserves Portfolio                                            .47%
    -----------------------------------------------------------------------
    Targeted Duration Portfolio+                                       .60
    -----------------------------------------------------------------------



+As of the fiscal year ended September 30, 2001, the Targeted Duration
 Portfolio had not commenced operations.


Example
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.


                                         1 Year 3 Years 5 Years 10 Years
        Cash Reserves Portfolio             $60    $189    $329     $738
        ----------------------------------------------------------------
        Core Plus Fixed Income Portfolio     64     202     351      786
        ----------------------------------------------------------------
        Intermediate Duration Portfolio      70     221     384      859
        ----------------------------------------------------------------
        Targeted Duration Portfolio+         74     230      --       --
        ----------------------------------------------------------------



+As of the fiscal year ended September 30, 2001, the Targeted Duration
 Portfolio had not commenced operations.

Investment Strategies and Related Risks



This section discusses in greater detail the Portfolio's principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries. The Portfolios' investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.



An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Fixed Income Securities

Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. Government securities, securities issued by federal or federally sponsored agencies ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.


These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.



Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration
The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

High Yield Securities

Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.


Mortgage Securities
These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.



Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers,

  Stable Value Investment Class Prospectus


  January 31, 2002




and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency

Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk.
In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.


Emerging Market Securities
Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives And Other Investments
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.


A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.


If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.


Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940, as amended (''1940 Act''). The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.



CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.


Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.



Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.



Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.


Temporary Defensive Investments
When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the Statement of Additional Information. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

Portfolio Turnover

Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

  Stable Value Investment Class Prospectus


  January 31, 2002


General Shareholder Information

Valuation of Shares

The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolios are open for business.





The Core Plus Fixed Income, Intermediate Duration and Targeted Duration Portfolios value their securities at market value. The Cash Reserves Portfolio values its securities using amortized cost valuation. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.


The NAV of Investment Class Shares may differ from that of other classes because of class-specific expenses that each class may pay, the distribution fees charged to Adviser Class Shares and the shareholder servicing fees charged to Investment Class Shares.



Dividends and Distributions
The Portfolios normally distribute substantially all of their net investment income to shareholders as follows:


Portfolio                                                   Monthly Quarterly
Cash Reserves                                                     .
-----------------------------------------------------------------------------
Core Plus Fixed Income                                                      .
-----------------------------------------------------------------------------
Intermediate Duration                                             .
-----------------------------------------------------------------------------
Targeted Duration+                                                .
-----------------------------------------------------------------------------



+As of the fiscal year ended September 30, 2001, the Targeted Duration
 Portfolio had not commenced operations.






If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify Morgan Stanley Institutional Fund Trust in writing.


Taxes

Income dividends you receive will be taxable as ordinary income, whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolios from U.S. corporations. Capital gains distributions may be taxable at different rates depending on the length of time the Portfolio holds its assets.


Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. The Portfolios may be able to pass through to you for foreign tax credit purposes the amount of foreign income taxes that they paid.

Distributions paid in January but declared by a Portfolio in October, November or December of the previous year are taxable to you in the previous year.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.



Exchanges and redemptions of shares in a Portfolio are taxable events and may result in a taxable gain or loss to you.



When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

Fund Management




Adviser


The Adviser to the Fund, Morgan Stanley Investments LP ("MSI" or the "Adviser") (formerly "Miller Andersen & Sherrerd LP"), is a Pennsylvania limited liability partnership founded in 1969. The Adviser is wholly-owned by subsidiaries of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management, and credit services. The Adviser is an investment advisory affiliate of Morgan Stanley Investment Management Inc. ("MSIM") and is located at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, PA 19428-2881. The Adviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2001, MSI, together with its affiliated asset management companies, had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.



The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The following table shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2001 fiscal year.



Sub Adviser


Morgan Stanley Investment Advisors Inc. ("MSIA") serves as Sub-Adviser to the Cash Reserves Portfolio. As Sub-Adviser, MSIA makes day-to-day investment decisions for the Cash Reserves Portfolio and places the Portfolio's purchase and sales orders. The Adviser pays MSIA 40% of the fee the Adviser receives from the Cash Reserves Portfolio as compensation for its sub-advisory services. MSIA, located at 1221 Avenue of the Americas, New York, New York 10020, is a wholly-owned subsidiary of Morgan Stanley. MSIA develops, markets and manages a broad spectrum of proprietary mutual funds that are sold by Morgan Stanley financial advisors and offers professional money management services on a customized basis to individuals, institutional investors and retirement plan sponsors.



                                        FY 2001 Contractual     FY 2001 Actual
Adviser Rates of Compensation             Compensation Rate  Compensation Rate
Cash Reserves Portfolio*                                .25%              .195%
-------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                       .375               .375
-------------------------------------------------------------------------------
Intermediate Duration Portfolio                        .375               .375
-------------------------------------------------------------------------------
Targeted Duration Portfolio+                           .375                 --
-------------------------------------------------------------------------------


*The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the Cash Reserves and Targeted Duration Portfolios to keep Total Operating Expenses from exceeding .47% and .60%, respectively.

+As of the fiscal year ended September 30, 2001, the Targeted Duration
 Portfolio had not commenced operations.




Portfolio Management



Core Plus Fixed Income Portfolio


The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include W. David Armstrong, Managing Director, Thomas L. Bennett, Managing Director, and Roberto M. Sella, Managing Director.



Intermediate Duration Portfolio


The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Angelo G. Manioudakis, Executive Director, Charles Moon, Executive Director, and Scott F. Richard, Managing Director.



Targeted Duration Portfolio


The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include David S. Horowitz, Vice President, and Scott F. Richard, Managing Director.

  Stable Value Investment Class Prospectus


  January 31, 2002







Distributor

Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc. ("MSDI"), a wholly-owned subsidiary of the Adviser. MSDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.


Service Plan
The Fund has adopted a Service Plan (the "Service Plan") for each Portfolio's Investment Class Shares. Under the Service Plan, each Portfolio pays the Distributor a monthly shareholder servicing fee at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to Investment Class Shares. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Investment Class Shares. Shareholder servicing fees are separate fees of the Investment Class Shares of each Portfolio and will reduce the net investment income and total return of the Investment Class Shares of these Portfolios.

Financial Highlights


The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). As of the fiscal year ended September 30, 2001, the Targeted Duration Portfolio had not commenced operations. The information for the year 2001 has been extracted from the Fund's financial statements which were audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the



                              Net Gains or
        Net Asset                   Losses                    Dividend    Capital Gain
           Value-        Net on Securities  Total from   Distributions   Distributions
        Beginning Investment (realized and  Investment (net investment   (realized net          Other
        of Period     Income   unrealized)  Activities         income)  capital gains)  Distributions
--------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio (Commencement of Investment Class Operations 8/16/99)
2001       $1.000     $0.048            --      $0.048         ($0.048)             --             --
2000        1.000      0.056            --       0.056          (0.056)             --             --
1999        1.000      0.006            --       0.006          (0.006)             --             --
--------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio (Commencement of Investment Class Operations 10/15/96)
2001       $11.25     $ 0.72        $ 0.64      $ 1.36          ($0.77)             --             --
2000+++     11.27       0.76         (0.03)       0.73           (0.75)             --             --
1999+++     12.22       0.76         (0.72)       0.04           (0.69)             --          (0.30)#
1998+++     12.22       0.76          0.14        0.90           (0.73)          (0.17)            --
1997+++     11.80       0.75          0.40        1.15           (0.60)          (0.13)            --
--------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio (Commencement of Investment Class Operations 8/16/99)
2001       $ 9.66     $ 0.54        $ 0.70      $ 1.24          ($0.55)             --             --
2000+++      9.77       0.65         (0.23)       0.42           (0.53)             --             --
1999         9.76       0.11          0.04        0.15           (0.14)             --             --


Notes to the Financial Highlights
#   Represents distribution in excess of net realized gains.
*   Annualized
**  Total return figures for partial years are not annualized.
+ For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.


--------------------------------------------------------------
                      Ratio of Expenses to Average Net Assets
--------------------------------------------------------------
Portfolio               1997      1998   1999    2000   2001
Cash Reserves             --       --    0.47%*  0.47%  0.47%
-------------------------------------------------------------
Core Plus Fixed
 Income                 0.65*%   0.62%   0.62    0.62   0.62
-------------------------------------------------------------
Intermediate Duration     --       --    0.63*   0.68   0.69
-------------------------------------------------------------


++For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the voluntarily waived and/or reimbursed expenses totaled the below listed amounts.



-------------------------------------------------------------------------
                      Voluntarily waived and/or reimbursed expenses for:
-------------------------------------------------------------------------
Portfolio                 1997           1998     1999     2000     2001
Cash Reserves             --             --     0.04%*  0.07%    0.05%
------------------------------------------------------------------------
Core Plus Fixed
 Income                 0.12%*           --       --      --       --
------------------------------------------------------------------------
Intermediate Duration     --             --       --      --       --
------------------------------------------------------------------------


+++Per share amounts for the year are based on average shares outstanding.

  Stable Value Investment Class Prospectus


  January 31, 2002




Fund's Statement of Additional Information and are included in the Fund's September 30, 2001 Annual Report to Shareholders.



                                       Net Assets-    Ratio of      Ratio of
                   Net Asset                End of    Expenses    Net Income  Portfolio
        Total         Value-    Total       Period  to Average    to Average   Turnover
Distributions  End of Period Return**  (thousands) Net Assets+    Net Assets       Rate
-----------------------------------------------------------------------------------------
     ($ 0.048)        $1.000     4.88%     $16,100        0.54%++       4.58%       N/A
       (0.056)         1.000     5.75        1,977        0.52++        5.74        N/A
       (0.006)         1.000     0.60          919        0.48*++       4.83*       N/A
-----------------------------------------------------------------------------------------
     ($  0.77)        $11.84    12.59%     $74,905        0.63%         6.28%       111%
        (0.75)         11.25     6.84       63,944        0.63          6.89         62
        (0.99)         11.27     0.24       39,165        0.63          6.50        103
        (0.90)         12.22     7.72       48,944        0.63          6.31        121
        (0.73)         12.22    10.07        9,527        0.66*++       6.57*       179
-----------------------------------------------------------------------------------------
         0.55         $10.35    13.24%     $35,094        0.69%         5.47%        59%
         0.53           9.66     5.68       27,678        0.69          6.81         76
         0.14           9.77     1.49        9,304        0.64*         8.99*        97

Where to find Additional Information





In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 31, 2002, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.



The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year.


You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090;
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.




Morgan Stanley Institutional Fund Trust

One Tower Bridge,

100 Front Street, Suite 1100


West Conshohocken, PA 19428-2881.


For Shareholder Inquiries,

call at 1-800-354-8185.


Prices and Investment Results are available at www.morganstanley.com/im

906-promasstavl-0601

                   MORGAN STANLEY INSTITUTIONAL FUND TRUST
                       STATEMENT OF ADDITIONAL INFORMATION


                              January 31, 2002


Morgan Stanley Institutional Fund Trust (the "Fund") is a no load mutual fund consisting of twenty-nine portfolios (each a "Portfolio" and collectively the "Portfolios") offering a variety of investment alternatives. This Statement of Additional Information (the "SAI") sets forth information about the Fund applicable to all twenty-nine Portfolios.

This SAI is not a prospectus but should be read in conjunction with the Fund's prospectuses dated January 31, 2002, as may be revised from time to time. To obtain any of these prospectuses, please call Shareholder Services at the number indicated below.

The Fund's most recent annual report is a separate document supplied with this SAI and includes the Fund's audited financial statements, which are incorporated by reference into this SAI.


                      Shareholder Services: 1-800-548-7786
           Prices and Investment Results: www.morganstanley.com/im

                                TABLE OF CONTENTS


THE PORTFOLIOS' INVESTMENTS AND STRATEGIES .............................................................   2

INVESTMENT STRATEGIES ..................................................................................   8

INVESTMENTS ............................................................................................  11

INVESTMENT LIMITATIONS .................................................................................  37

PURCHASE OF SHARES .....................................................................................  40

REDEMPTION OF SHARES ...................................................................................  40

TRANSACTIONS WITH BROKER/DEALERS .......................................................................  41

SHAREHOLDER SERVICES ...................................................................................  41

VALUATION OF SHARES ....................................................................................  42

MANAGEMENT OF THE FUND .................................................................................  43

INVESTMENT ADVISER .....................................................................................  47

PRINCIPAL UNDERWRITER ..................................................................................  52

DISTRIBUTION OF SHARES .................................................................................  52

FUND ADMINISTRATION ....................................................................................  53

OTHER SERVICE PROVIDERS ................................................................................  53

LITIGATION .............................................................................................  54

BROKERAGE TRANSACTIONS .................................................................................  54

GENERAL INFORMATION ....................................................................................  57

TAX CONSIDERATIONS .....................................................................................  60

PRINCIPAL HOLDERS OF SECURITIES ........................................................................  60

PERFORMANCE INFORMATION ................................................................................   85

COMPARATIVE INDICES ....................................................................................   94

FINANCIAL STATEMENTS ...................................................................................  100

APPENDIX-DESCRIPTION OF SECURITIES AND RATINGS .........................................................  100



THE PORTFOLIOS' INVESTMENTS AND STRATEGIES

The prospectus describes the investment objectives, principal investment strategies and principal risks associated with each Portfolio. The Portfolios may engage in a variety of investment strategies and invest in a variety of securities and other instruments. The following tables summarize the permissible strategies and investments for each Portfolio (abbreviations are explained following each table). The tables exclude strategies and investments that Portfolios may make solely for temporary defensive purposes. More details about each strategy and investment are provided in the discussion following the tables.

-------------------------------------------------------------------------------------------------------------------
                                             EQUITY AND BALANCED PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------
                                                                                             Mid Cap
                                            Balanced                            Mid Cap      Growth       Mid Cap
                                 Balanced      Plus      Equity     Growth       Growth        II          Value
                                 Portfolio  Portfolio  Portfolio   Portfolio   Portfolio    Portfolio    Portfolio
-------------------------------------------------------------------------------------------------------------------
 Strategies
-------------------------------------------------------------------------------------------------------------------
 Asset Allocation Management           x     x
-------------------------------------------------------------------------------------------------------------------
 Core Equity Investing                 x     x           x           x
-------------------------------------------------------------------------------------------------------------------
 Emerging Markets Investing            x     x
-------------------------------------------------------------------------------------------------------------------
 Fixed Income and Asset Allocation     x     x
-------------------------------------------------------------------------------------------------------------------
 Foreign Fixed Income Investing        x     x
-------------------------------------------------------------------------------------------------------------------
 Foreign Investing                     x     x           x                                      x
-------------------------------------------------------------------------------------------------------------------
 Growth Stock Investing                                  x           x             x            x           x
-------------------------------------------------------------------------------------------------------------------
 High Yield Investing                  x     x
-------------------------------------------------------------------------------------------------------------------
 International Equity Investing        x     x           x                                      x
-------------------------------------------------------------------------------------------------------------------
 Maturity and Duration Management      x     x
-------------------------------------------------------------------------------------------------------------------
 Mortgage Investing                    x     x
-------------------------------------------------------------------------------------------------------------------
 Value Investing                       x     x
-------------------------------------------------------------------------------------------------------------------
 Value Stock Investing                 x                 x                                      x
-------------------------------------------------------------------------------------------------------------------
 Investments
-------------------------------------------------------------------------------------------------------------------
 ADRs                                  x     x           x           x             x             x           x
-------------------------------------------------------------------------------------------------------------------
 Agencies                              x     x           x           x                                       x
-------------------------------------------------------------------------------------------------------------------
 Asset-Backed Securities               x     x
-------------------------------------------------------------------------------------------------------------------
 Brady Bonds                           x     x
-------------------------------------------------------------------------------------------------------------------
 Cash Equivalents                      x     x           x           x             x             x           x
-------------------------------------------------------------------------------------------------------------------
 CMOs                                  x     x
-------------------------------------------------------------------------------------------------------------------
 Commercial Paper                      x     x           x           x             x             x           x
-------------------------------------------------------------------------------------------------------------------
 Common Stock                          x     x           x           x             x             x           x
-------------------------------------------------------------------------------------------------------------------
 Convertibles                          x     x           x           x             x             x           x
-------------------------------------------------------------------------------------------------------------------
 Corporates                            x     x           x           x                                       x
-------------------------------------------------------------------------------------------------------------------
 Depositary Receipt                    x     x           x           x             x             x           x
-------------------------------------------------------------------------------------------------------------------
 Emerging Markets Securities           x     x
-------------------------------------------------------------------------------------------------------------------
 Floaters                              x     x
-------------------------------------------------------------------------------------------------------------------
 Foreign Currency                      x     x           x           x             x             x           x
-------------------------------------------------------------------------------------------------------------------
 Foreign Equity                        x     x           x           x             x             x           x
-------------------------------------------------------------------------------------------------------------------
 Foreign Fixed Income Securities       x     x           x           x                                       x
-------------------------------------------------------------------------------------------------------------------
 Forwards                              x     x           x           x                                       x
-------------------------------------------------------------------------------------------------------------------
 Futures                               x     x           x           x             x             x           x
-------------------------------------------------------------------------------------------------------------------
 High Yield Securities                 x     x
-------------------------------------------------------------------------------------------------------------------
 Inverse Floaters                      x     x
-------------------------------------------------------------------------------------------------------------------
 Investment Companies                  x     x           x           x             x             x           x
-------------------------------------------------------------------------------------------------------------------
 Investment Funds                      x     x
-------------------------------------------------------------------------------------------------------------------
 Loan Participations and               x     x
-------------------------------------------------------------------------------------------------------------------

                                     Multi-Asset-   Small Cap   Small Cap   Strategic Small
                                        Class         Growth      Value          Value         Value     Value II
                                      Portfolio     Portfolio   Portfolio      Portfolio     Portfolio   Portfolio
-------------------------------------------------------------------------------------------------------------------
 Strategies
-------------------------------------------------------------------------------------------------------------------
 Asset Allocation Management             x
-------------------------------------------------------------------------------------------------------------------
 Core Equity Investing                   x
-------------------------------------------------------------------------------------------------------------------
 Emerging Markets Investing              x
-------------------------------------------------------------------------------------------------------------------
 Fixed Income and Asset Allocation       x
-------------------------------------------------------------------------------------------------------------------
 Foreign Fixed Income Investing          x
-------------------------------------------------------------------------------------------------------------------
 Foreign Investing                       x                      x            x                 x            x
-------------------------------------------------------------------------------------------------------------------
 Growth Stock Investing                              x          x
-------------------------------------------------------------------------------------------------------------------
 High Yield Investing                    x
-------------------------------------------------------------------------------------------------------------------
 International Equity Investing          x                      x            x                 x            x
-------------------------------------------------------------------------------------------------------------------
 Maturity and Duration Management        x
-------------------------------------------------------------------------------------------------------------------
 Mortgage Investing                      x
-------------------------------------------------------------------------------------------------------------------
 Value Investing                         x
-------------------------------------------------------------------------------------------------------------------
 Value Stock Investing                                          x            x                 x            x
-------------------------------------------------------------------------------------------------------------------
 Investments
-------------------------------------------------------------------------------------------------------------------
 ADRs                                    x           x          x            x                 x            x
-------------------------------------------------------------------------------------------------------------------
 Agencies                                x                      x            x                 x            x
-------------------------------------------------------------------------------------------------------------------
 Asset-Backed Securities                 x
-------------------------------------------------------------------------------------------------------------------
 Brady Bonds                             x
-------------------------------------------------------------------------------------------------------------------
 Cash Equivalents                        x           x          x            x                 x            x
-------------------------------------------------------------------------------------------------------------------
 CMOs                                    x
-------------------------------------------------------------------------------------------------------------------
 Commercial Paper                        x           x          x            x                 x            x
-------------------------------------------------------------------------------------------------------------------
 Common Stock                            x           x          x            x                 x            x
-------------------------------------------------------------------------------------------------------------------
 Convertibles                            x           x          x            x                 x            x
-------------------------------------------------------------------------------------------------------------------
 Corporates                              x                      x            x                 x            x
-------------------------------------------------------------------------------------------------------------------
 Depositary Receipt                      x           x          x            x                 x            x
-------------------------------------------------------------------------------------------------------------------
 Emerging Markets Securities             x
-------------------------------------------------------------------------------------------------------------------
 Floaters                                x
-------------------------------------------------------------------------------------------------------------------
 Foreign Currency                        x           x          x                              x            x
-------------------------------------------------------------------------------------------------------------------
 Foreign Equity                          x           x          x                              x            x
-------------------------------------------------------------------------------------------------------------------
 Foreign Fixed Income Securities         x                      x                              x            x
-------------------------------------------------------------------------------------------------------------------
 Forwards                                x                      x                              x            x
-------------------------------------------------------------------------------------------------------------------
 Futures                                 x           x          x            x                 x            x
-------------------------------------------------------------------------------------------------------------------
 High Yield Securities                   x
-------------------------------------------------------------------------------------------------------------------
 Inverse Floaters                        x
-------------------------------------------------------------------------------------------------------------------
 Investment Companies                    x           x          x            x                 x            x
-------------------------------------------------------------------------------------------------------------------
 Investment Funds                        x
-------------------------------------------------------------------------------------------------------------------
 Loan Participations and                 x
-------------------------------------------------------------------------------------------------------------------

                                       3

-----------------------------------------------------------------------------------------------------------------
                                              EQUITY AND BALANCED PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------

                                                                                            Mid Cap
                                                Balanced                          Mid Cap    Growth     Mid Cap
                                     Balanced     Plus      Equity     Growthy    Growth       II        Value
                                     Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio
 ----------------------------------------------------------------------------------------------------------------
 Assignments
 ----------------------------------------------------------------------------------------------------------------
 Mortgage Securities                     x          x
 ----------------------------------------------------------------------------------------------------------------
 Municipals                              x          x
 ----------------------------------------------------------------------------------------------------------------
 Options                                 x          x          x          x          x          x          x
 ----------------------------------------------------------------------------------------------------------------
 Preferred Stock                         x          x          x          x          x          x          x
 ----------------------------------------------------------------------------------------------------------------
 Repurchase Agreements                   x          x          x          x          x          x          x
 ----------------------------------------------------------------------------------------------------------------
 Reverse Repurchase Agreements           x          x          x          x          x          x          x
 ----------------------------------------------------------------------------------------------------------------
 Rights                                  x          x          x          x          x          x          x
 ----------------------------------------------------------------------------------------------------------------
 SMBS                                    x          x
 ----------------------------------------------------------------------------------------------------------------
 Securities Lending                      x          x          x          x          x          x          x
 ----------------------------------------------------------------------------------------------------------------
 Short Sales                             x          x          x          x          x          x          x
 ----------------------------------------------------------------------------------------------------------------
 Structured Investments                             x
 ----------------------------------------------------------------------------------------------------------------
 Structured Notes                        x          x
 ----------------------------------------------------------------------------------------------------------------
 Swaps                                   x          x          x          x                                x
 ----------------------------------------------------------------------------------------------------------------
 U.S. Governments                        x          x          x          x                                x
 ----------------------------------------------------------------------------------------------------------------
 Warrants                                x          x          x          x          x          x          x
 ----------------------------------------------------------------------------------------------------------------
 When-Issued Securities                  x          x          x          x          x          x          x
 ----------------------------------------------------------------------------------------------------------------
 Yankees and Eurobonds                   x          x
 ----------------------------------------------------------------------------------------------------------------
 Zero Coupons                            x          x          x          x                                x
 ----------------------------------------------------------------------------------------------------------------

                                    Multi-Asset-    Small     Small Cap   Strategic Small
                                       Class         Cap        Value          Value         Value    Value II
                                     Portfolio    Portfolio   Portfolio      Portfolio     Portfolio  Portfolio
 ----------------------------------------------------------------------------------------------------------------
 Assignments
 ----------------------------------------------------------------------------------------------------------------
 Mortgage Securities                     x
 ----------------------------------------------------------------------------------------------------------------
 Municipals                              x
 ----------------------------------------------------------------------------------------------------------------
 Options                                 x            x           x              x             x          x
 ----------------------------------------------------------------------------------------------------------------
 Preferred Stock                         x            x           x              x             x          x
 ----------------------------------------------------------------------------------------------------------------
 Repurchase Agreements                   x            x           x              x             x          x
 ----------------------------------------------------------------------------------------------------------------
 Reverse Repurchase Agreements           x            x           x              x             x          x
 ----------------------------------------------------------------------------------------------------------------
 Rights                                  x            x           x              x             x          x
 ----------------------------------------------------------------------------------------------------------------
 SMBS                                    x
 ----------------------------------------------------------------------------------------------------------------
 Securities Lending                      x            x           x              x             x          x
 ----------------------------------------------------------------------------------------------------------------
 Short Sales                             x            x           x              x             x          x
 ----------------------------------------------------------------------------------------------------------------
 Structured Investments                  x
 ----------------------------------------------------------------------------------------------------------------
 Structured Notes                        x
 ----------------------------------------------------------------------------------------------------------------
 Swaps                                   x                        x              x             x          x
 ----------------------------------------------------------------------------------------------------------------
 U.S. Governments                        x                        x              x             x          x
 ----------------------------------------------------------------------------------------------------------------
 Warrants                                x            x           x              x             x          x
 ----------------------------------------------------------------------------------------------------------------
 When-Issued Securities                  x            x           x              x             x          x
 ----------------------------------------------------------------------------------------------------------------
 Yankees and Eurobonds                   x
 ----------------------------------------------------------------------------------------------------------------
 Zero Coupons                            x                        x              x             x          x
 ----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                            FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------------
                                                  U.S.        Core
                                                  Core        Plus      Investment     Global
                                       Cash       Fixed      Fixed        Grade        Fixed       High     Intermediate    Inter-
                                       Reserve    Income     Income       Income       Income     Yield       Duration     national
                                      Portfolio  Portolio   Portfoilo   Portfolio    Portfolio   Portfolio    Portfolio      Fix
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Investing                                                              x           x                         x
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Income and Asset
Allocation
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income Investing                                 x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Investing                                              x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Investing                                           x                        x           x                         x
-----------------------------------------------------------------------------------------------------------------------------------
Maturity and Duration Management                    x          x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Investing                                  x          x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Investing                  x
-----------------------------------------------------------------------------------------------------------------------------------
Municipals Management
-----------------------------------------------------------------------------------------------------------------------------------
Value Investing                                     x          x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
Agencies                                x           x          x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                 x           x          x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
Brady Bonds                                                    x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
Cash Equivalents                        x           x          x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
CMOs                                                x          x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Paper                        x           x          x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
Convertibles                                        x          x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
Corporates                              x           x          x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Securities                                    x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
Floaters                                x           x          x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Currency                                               x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Equity                                                                                      x
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income Securities                                x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
Forwards                                                       x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
Futures                                             x          x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Securities                                          x                        x           x                         x
-----------------------------------------------------------------------------------------------------------------------------------
Inverse Floaters                                    x          x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
Investment Companies                    x           x          x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
Investment Funds
-----------------------------------------------------------------------------------------------------------------------------------
Loan Participations and                                        x                                    x
Assignments
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Securities                                 x          x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
Municipals                                          x          x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------
NY Municipals
-----------------------------------------------------------------------------------------------------------------------------------
Options                                             x          x           x            x           x             x           x
-----------------------------------------------------------------------------------------------------------------------------------

                                                                          Special                   Advisory
                                                                          Purpose                   Foreign     Advisory
                                         Limited                  NY       Fixed      Targeted       Fixed      Foreign    Advisory
                                        Duration  Municipal   Municipal   Income      Duration      Income      Income     Mortgage
                                        Portfolio Portfolio   Portfolio  Portfolio    Portfolio    Portfolio   Portfolio   Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Investing                                                                             x           x
------------------------------------------------------------------------------------------------------------------------------------
Fixed Income and Asset                                                        x
Allocation
------------------------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income Investing                                                x           x            x           x
------------------------------------------------------------------------------------------------------------------------------------
Foreign Investing                                                             x           x            x           x
------------------------------------------------------------------------------------------------------------------------------------
High Yield Investing                                  x           x           x           x            x
------------------------------------------------------------------------------------------------------------------------------------
Maturity and Duration Management            x         x           x           x           x            x           x           x
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Investing                          x         x           x           x           x            x           x           x
------------------------------------------------------------------------------------------------------------------------------------
Money Market Investing
------------------------------------------------------------------------------------------------------------------------------------
Municipals Management                                 x           x
------------------------------------------------------------------------------------------------------------------------------------
Value Investing                             x         x           x           x           x            x           x           x
------------------------------------------------------------------------------------------------------------------------------------
Agencies                                    x         x           x           x           x            x           x           x
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities                     x         x           x           x           x            x           x           x
------------------------------------------------------------------------------------------------------------------------------------
Brady Bonds                                 x         x           x           x           x            x           x           x
------------------------------------------------------------------------------------------------------------------------------------
Cash Equivalents                            x         x           x           x           x            x           x           x
------------------------------------------------------------------------------------------------------------------------------------
CMOs                                        x         x           x           x           x            x           x           x
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper                            x         x           x           x           x            x           x           x
------------------------------------------------------------------------------------------------------------------------------------
Convertibles                                x         x           x           x           x            x           x
------------------------------------------------------------------------------------------------------------------------------------
Corporates                                  x         x           x           x           x            x           x
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Securities                 x         x           x           x                        x           x
------------------------------------------------------------------------------------------------------------------------------------
Floaters                                    x         x           x           x           x            x           x           x
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency                                      x           x           x           x            x           x
------------------------------------------------------------------------------------------------------------------------------------
Foreign Equity
------------------------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income Securities                       x           x           x           x            x           x
------------------------------------------------------------------------------------------------------------------------------------
Forwards                                              x           x           x           x            x           x
------------------------------------------------------------------------------------------------------------------------------------
Futures                                     x         x           x           x           x            x           x           x
------------------------------------------------------------------------------------------------------------------------------------
High Yield Securities                                 x           x           x           x            x
------------------------------------------------------------------------------------------------------------------------------------
Inverse Floaters                            x         x           x           x           x            x           x           x
------------------------------------------------------------------------------------------------------------------------------------
Investment Companies                        x         x           x           x           x            x           x           x
------------------------------------------------------------------------------------------------------------------------------------
Investment Funds
------------------------------------------------------------------------------------------------------------------------------------
Loan Participations and                                                       x           x
Assignments
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Securities                         x         x           x           x           x            x           x           x
------------------------------------------------------------------------------------------------------------------------------------
Municipals                                            x           x           x           x            x           x
------------------------------------------------------------------------------------------------------------------------------------
NY Municipals                                                     x
------------------------------------------------------------------------------------------------------------------------------------
Options                                     x         x           x           x           x            x           x           x
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------------
                                             U.S.        Core
                                             Core        Plus     Investment
                                 Cash        Fixed       Fixed      Grade        Global       High     Intermediate
                               Reserved      Income      Income     Income     Fix Income     Yield      Duration     International
                               Portfolio   Portfolio   Portfolio   Portfolio   Portfolio    Portfolio    Portfolio         Fix
-----------------------------------------------------------------------------------------------------------------------------------
Preferred Stock                                x           x           x            x            x           x             x
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements              x           x           x           x            x            x           x             x
-----------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements      x           x           x           x            x            x           x             x
-----------------------------------------------------------------------------------------------------------------------------------
Rights                                                     x                                     x
-----------------------------------------------------------------------------------------------------------------------------------
SMBS                                           x           x           x            x            x           x             x
-----------------------------------------------------------------------------------------------------------------------------------
Securities Lending                 x           x           x           x            x            x           x             x
-----------------------------------------------------------------------------------------------------------------------------------
Short Sales                                    x           x           x            x            x           x             x
-----------------------------------------------------------------------------------------------------------------------------------
Structured Investments
-----------------------------------------------------------------------------------------------------------------------------------
Structured Notes                               x           x           x            x            x           x             x
-----------------------------------------------------------------------------------------------------------------------------------
Swaps                                          x           x           x            x            x           x             x
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Governments                   x           x           x           x            x            x           x             x
-----------------------------------------------------------------------------------------------------------------------------------
Warrants                                       x                                                 x
-----------------------------------------------------------------------------------------------------------------------------------
When-Issued Securities                         x           x           x            x            x           x             x
-----------------------------------------------------------------------------------------------------------------------------------
Yankees and Eurobonds              x                       x           x            x            x           x             x
-----------------------------------------------------------------------------------------------------------------------------------
Zero Coupons                       x           x           x           x            x            x           x             x
-----------------------------------------------------------------------------------------------------------------------------------

                                                                  Special               Advisory
                                                                  Purpose               Foreign    Advisory
                               Limited                   NY        Fixed    Targeted     Fixed     Foreign     Advisory
                               Duration   Municipal   Municipal    Income   Duration     Income     Income     Mortgage
                               Portfolio  Portfolio   Portfolio  Portfolio  Portfolio  Portfolio  Portfolio   Portfolio
------------------------------------------------------------------------------------------------------------------------
Preferred Stock                               x          x          x          x          x           x
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements             x           x          x          x          x          x           x           x
------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements     x           x          x          x          x          x           x           x
------------------------------------------------------------------------------------------------------------------------
Rights
------------------------------------------------------------------------------------------------------------------------
SMBS                              x           x          x          x          x          x           x           x
------------------------------------------------------------------------------------------------------------------------
Securities Lending                x           x          x          x          x          x           x           x
------------------------------------------------------------------------------------------------------------------------
Short Sales                       x           x          x          x          x          x           x           x
------------------------------------------------------------------------------------------------------------------------
Structured Investments                                x
------------------------------------------------------------------------------------------------------------------------
Structured Notes                  x           x          x          x          x          x           x           x
------------------------------------------------------------------------------------------------------------------------
Swaps                             x           x          x          x          x          x           x           x
------------------------------------------------------------------------------------------------------------------------
U.S. Governments                  x           x          x          x          x          x           x           x
------------------------------------------------------------------------------------------------------------------------
Warrants
------------------------------------------------------------------------------------------------------------------------
When-Issued Securities            x           x          x          x          x          x           x           x
------------------------------------------------------------------------------------------------------------------------
Yankees and Eurobonds             x           x          x          x          x          x           x           x
------------------------------------------------------------------------------------------------------------------------
Zero Coupons                      x           x          x          x          x          x           x           x
------------------------------------------------------------------------------------------------------------------------

                              INVESTMENT STRATEGIES

Asset Allocation Management: The approach of Morgan Stanley Investments LP (the "Adviser") to asset allocation management is to determine investment strategies for each asset class in a Portfolio separately, and then determine the mix of those strategies expected to maximize the return potential within each market. Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser's long history of managing balanced accounts.

Tactical asset-allocation shifts are based on comparisons of prospective risks, potential returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed income, and international investment professionals manage the investments in each asset class.

Core Equity Investing: The Adviser's "core" or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on the Adviser's outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.

Emerging Market Investing: The Adviser's approach to emerging market investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this SAI, an emerging market describes any country which is generally considered to be an emerging or developing country by the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets may include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Fixed Income Management and Asset Allocation: In selecting fixed income securities for certain Portfolios, the Adviser considers the value offered by various segments of the fixed income securities market relative to cash equivalents and equity securities. The Adviser may find that certain segments of the fixed income securities market offer more or less attractive relative value when compared to equity securities or when compared to other fixed income securities.

For example, in a given interest rate environment, equity securities may be judged to be fairly valued when compared to intermediate duration fixed income securities, but overvalued compared to long duration fixed income securities. Consequently, while a Portfolio investing only in fixed income securities may not emphasize long duration assets to the same extent, the fixed-income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to equity securities.

Foreign Fixed Income Investing: The Adviser invests in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency futures and options, forwards and swaps may be used to hedge the currency risk.

Foreign Investing: Investors should recognize that investing in foreign bonds and foreign equities involves certain special considerations which are not typically associated with investing in domestic securities.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign bonds and foreign equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Because foreign bonds and foreign equities may be denominated in foreign currencies, and because a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

Growth Stock Investing: This strategy involves the Adviser's focus on common stocks that generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate market index.

High Yield Investing: This strategy involves investments in high yield securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers. See "High Yield Securities" below for further discussion of these securities, including risks.

International Equity Investing: The Adviser's approach to international equity investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

The Adviser generally considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a Portfolio may also invest in regulated investment companies or investment funds which invest in such countries to the extent allowed by applicable law.

Maturity and Duration Management: One of two main components of the Adviser's fixed income investment strategy is maturity and duration management. The maturity and duration structure of a Portfolio investing in fixed income securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See "value investing" for a description of the second main component of the Adviser's fixed income strategy.

About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed income securities. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is thirty years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Money Market Investing: The Cash Reserves Portfolio invests in securities which present minimal credit risk and may not yield as high a level of current income as securities of lower quality or longer maturities which generally have less liquidity, greater market risk and more price fluctuation. The Cash Reserves Portfolio is designed to provide maximum stability of principal. However, because the Cash Reserves Portfolio invests in the money market obligations of private financial and non-financial corporations in addition to those of the U.S. Government or its agencies and instrumentalities, it offers higher credit risk and yield potential relative to money market funds which invest exclusively in U.S. Government securities. The Cash Reserves Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.

Mortgage Investing: As described in the prospectus, certain Portfolios may invest in mortgage-related securities. These include mortgage securities representing interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association ("GNMA"), Freddie Mac, Fannie Mae, other government agencies, and private issuers. It is expected that a Portfolio's primary emphasis will be in mortgage securities issued by the various government-related organizations. However, a Portfolio may invest, without limit, in mortgage securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment quality.

Municipals Management: Municipals management emphasizes a diversified portfolio of high grade municipal debt securities. These securities generally provide interest income that is exempt from federal regular income tax. However, the interest on certain types of municipal securities may be subject to the alternative minimum tax.

The Adviser manages the Fund's municipal Portfolios with the goal of maximizing their total return. This means that they may invest in taxable investments when the prospective after-tax total return on such investments is attractive, regardless of the taxable nature of income on the security. Municipal Portfolios also may invest in taxable investments such as U.S. Governments, agencies, corporates, cash equivalents, preferred stocks, mortgage securities, asset-backed securities, floaters, and inverse floaters.

Value Investing: One of two primary components of the Adviser's fixed income strategy is value investing. The Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

Value Stock Investing: This strategy involves investing primarily in common stocks that it believes are undervalued relative to the stock market in general as measured by an appropriate market index. The Adviser determines value using a variety of measures, including price/earnings and price/book ratios. Value stocks generally pay dividends, but the Adviser may select non-dividend paying stocks for their value characteristics.

                                   INVESTMENTS

ADRs: American Depositary Receipts ("ADRs") are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. They are treated as U.S. Equity Securities for purposes of the Portfolios' investment policies. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders. ADRs also include American Depositary Shares.

Agencies: Agencies are Fixed Income Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the GNMA, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Freddie Mac, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Asset-Backed Securities: Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with the mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders.

The market for asset-backed securities is not as developed as other markets. Accordingly, there may be a limited secondary market for such securities.

Brady Bonds: Brady Bonds are both Emerging Market Securities and Foreign Fixed Income Securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. Portfolios will only invest in Brady Bonds consistent with quality specifications.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

Cash Equivalents: Cash equivalents are short-term Fixed Income Securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Each Portfolio may invest in obligations of U.S. banks, and, except for the U.S. Core Fixed Income Portfolio, in foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the foreign investing section of this SAI.

The Portfolios will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

(2) Each Portfolio (except the Cash Reserves Portfolio) may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch IBCA ("Fitch") ). The Cash Reserves Portfolio invests only in commercial paper rated in the highest category;

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others;

(6)  repurchase agreements collateralized by securities listed above; and

(7) The Cash Reserves Portfolio's investments in Cash Equivalents are limited by the quality, maturity and diversification requirements adopted under Rule 2a-7 of the Investment Company Act of 1940 ("1940 Act").


Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or Standard & Poor's.


Commercial paper rated A-1 by Standard & Poor's Corporation ("Standard & Poor's") has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

CMOs: Collateralized mortgage obligations ("CMOs") are Derivatives structured as debt obligations or multiclass pass-through certificates. CMOs are issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage securities (discussed below) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after

1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

Possible Risks: Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Like bonds in general, mortgage securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities that a Portfolio holds may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.

Commercial Paper: See Cash Equivalents.

Common Stock: Common stocks are Equity Securities representing an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Convertibles: Convertibles may be considered either Equity Securities or Fixed Income Securities. They are commonly corporates or preferred stocks which may be exchanged for a fixed number of shares of common stock at the purchaser's option. Convertibles may be viewed as an investment in the convertible security or the security into which it may be exchanged. Therefore, the Fund's equity, fixed income and balanced Portfolios may all purchase convertibles.

Corporates: Corporate bonds ("Corporates") are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy corporates subject to any quality constraints. If a Portfolio holds a security that is down-graded, the Portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the Portfolio.

Depositary Receipts: Depositary receipts are Foreign Equity Securities, including Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), and other similar types of depositary shares. Depositary receipts are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary receipts may be sponsored or unsponsored. The depositary of unsponsored depositary receipts may provide less information to receipt holders.

Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing the unsponsored GDRs and EDRs. The depositary of unsponsored GDRs and EDRs is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored GDRs and EDRs voting rights with respect to the deposited securities or pool of securities. GDRs and EDRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, GDRs or EDRs in registered form are designed for use in the U.S. securities market and GDRs or EDRs in bearer form are designed for use in securities markets outside the United States. Portfolios may invest in sponsored and unsponsored GDRs and EDRs. For purposes of the Fund's investment policies, a Portfolio's investments in GDRs or EDRs will be deemed to be investments in the underlying securities.

Derivatives: Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives include the following instruments, each of which is described in this Statement of Additional Information: CMOs, Forwards, Futures, Options, SMBS, Structured Investments, Structured Notes, and Swaps.

The Portfolios may enter into over-the-counter Derivatives transactions with counterparties approved by the Adviser in accordance with guidelines established by the Board of Trustees ("Board").

When a Portfolio engages in certain types of derivatives transactions, including certain forwards, futures, options and mortgage derivatives, it will have to segregate cash and/or liquid securities to cover its obligations. At certain levels, this can cause a Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. A Portfolio in that position could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

Emerging Market Securities: Emerging market securities are Foreign Equity Securities or Foreign Fixed Income Securities issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. It may be difficult to obtain and enforce a judgment in a court outside the United States. Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Equity Securities: Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities. Equity securities include the following types of instruments, each of which is described in this Statement of Additional Information: ADRs, Common Stock, Convertibles, Investment Companies, Preferred Stock, Rights and Warrants.

Fixed Income Securities: Fixed income securities generally represent an issuer's obligation to repay money that it has borrowed together with interest on the amount borrowed. Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, and the type of collateral, if any. Some fixed income securities may have other novel features such as conversion rights. Fixed income securities include the following types of instruments, each of which is described in this Statement of Additional Information: Agencies, Asset-Backed Securities, Cash Equivalents, Convertibles, Corporates, Floaters, High Yield Securities, Inverse Floaters, Loan Participations and Assignments, Mortgage Securities, Municipals, NY Municipals, Preferred Stock, Repurchase Agreements, U.S. Governments, When-Issued Securities, Yankee and Eurodollar Obligations and Zero Coupons.

Prices of fixed income securities fluctuate and, in particular, are subject to credit risk and market risk. Credit risk is the possibility that an issuer may be unable to meet scheduled interest and principal payments. Market risk is the possibility that a change in interest rates or the market's perception of the issuer's prospects may adversely affect the value of a fixed income security. Economic, political and other events also may affect the prices of broad fixed-income markets. The duration and maturity of a fixed income security also affect its price volatility. These concepts are described above in Maturity and Duration Management. Generally, securities with longer maturities or durations will experience greater price volatility.

Generally, the values of fixed income securities vary inversely with changes in interest rates, so that during periods of falling interest rates the values of outstanding fixed income securities generally rise and during periods of rising interest rates, the values of such securities generally decline. Prepayments and call provisions also will affect the maturity and value of some fixed income securities. The occurrence of prepayments and calls generally increases in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. When this happens, a Portfolio may be forced to reinvest in lower yielding fixed income securities.

Floaters: Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under foreign investing.

Foreign currency: Portfolios investing in Foreign Securities will regularly transact security purchases and sales in foreign currencies. These Portfolios may hold foreign currency or purchase or sell currencies on a forward basis. See Forwards, below.

Foreign currency warrants. Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Equity Securities: Foreign equity securities are Equity Securities of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets, including depositary receipts. See also Foreign Securities, below.

Foreign Fixed Income Securities: Foreign fixed income securities are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign mortgage securities and various other mortgages and asset-backed securities. See also Foreign Securities, below.

Foreign Securities: Foreign Securities include Brady Bonds, Depositary Receipts, Emerging Market Securities, Foreign Currency, Foreign Equity Securities, Foreign Fixed Income Securities, and Investment Funds. Investing in foreign securities involves certain special risks not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. Certain Portfolios may enter into forward foreign currency exchange contracts to hedge their respective holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the Portfolios will endeavor to achieve most favorable execution costs in their Portfolio transactions, fixed commissions on many foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.

Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. However, these foreign withholding taxes are not expected to have a significant impact on those Portfolios for which the investment objective is to seek long-term capital appreciation and any income should be considered incidental.

European Currency Transition. On January 1, 1999, the European Monetary Union
(EMU) implemented a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries are now denominated in Euros. Monetary policy for participating countries is uniformly managed by a new central bank, the European Central Bank.

The transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the Euro may adversely affect financial markets worldwide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets worldwide.


Forwards: Forward Foreign Currency Exchange Contracts ("Forwards") are Derivatives which may be used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.


A Portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the Portfolios may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the Portfolio to hold liquid securities or cash equal to the Portfolio's obligations in a segregated account throughout the duration of the contract.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

Risks. Forward contracts are not traded on contract markets regulated by the Securities and Exchange Commission ("SEC") or the Commodity Futures Trading Commission ("CFTC"). They are traded through financial institutions acting as market-makers. Portfolios that trade forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with them.

Forward contracts may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a Portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

Futures: Futures contracts and options on futures contracts ("Futures") are Derivatives. Each Portfolio, except the Cash Reserves Portfolio, may invest in Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on the basis of margin deposits that may range upward from less than 5% of the value of the contract being traded. A Portfolio's margin deposits will be placed in a segregated account maintained by the Fund's custodian or with a futures commission merchant as approved by the Board.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Fund require that the aggregate initial margins and premiums required to establish non-hedging positions not exceed 5% of the liquidation value of a Portfolio.

Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Risks. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

A Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk that a Portfolio could lose margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

High Yield Securities: High yield securities are Fixed Income Securities, generally corporates, preferred stocks, and convertibles, rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated fixed income securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. See the Appendix for more information about fixed income security ratings. Investment grade securities that Portfolios hold may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

While fixed income securities rated below investment grade offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. High yield securities issued under these circumstances pose substantial risks. The price movement of high yield securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds. Compared with investment grade securities, the values of high yield securities tend to be more volatile and may react with greater sensitivity to changes in interest rates.


The High Yield market is subject to credit risk. Default rates and recoveries fluctuate, driven by numerous factors including the general economy. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines.


A lower level of liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Certain types of high yield bonds are non-income paying securities. For example, zero coupons pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

Inverse Floaters: Inverse floating rate obligations ("inverse floaters") are Fixed Income Securities which have coupon rates that vary inversely to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Some inverse floater CMOs are extremely sensitive to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Companies: Investment companies are Equity Securities and include open-end or closed-end investment companies. The 1940 Act generally prohibits the Portfolios from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent a Portfolio invests a portion of its assets in investment companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the Portfolio itself. The Portfolios may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

Investment Funds: Investment funds can include Emerging Market Securities. Some emerging market countries have laws and regulations that currently preclude or limit direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds. Portfolios that may invest in these Investment Funds are subject to applicable law as discussed under Investment Restrictions and will invest in such Investment Funds only where appropriate given that the Portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Portfolio. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in investment companies.

Investment Grade Securities: Investment grade securities are Fixed Income Securities that are (a) rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's or Fitch or Aaa, Aa, A or Baa by Moody's); (b) guaranteed by the U.S. Government or a private organization; or (c) considered by the Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Securities rated A or higher are considered to be "high grade." Any Portfolio is permitted to hold Investment Grade Securities or "high grade" securities, and may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security or "high grade" security, respectively. The Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio.

Mortgage securities, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality.

Loan Participations and Assignments: Loan participations and assignments are Fixed Income Securities. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. If a Lender selling a Participation becomes insolvent, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A

Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to those securities for purposes of valuing the Portfolio's holdings and calculating its net asset value.

Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Those Participations and Assignments present additional risk of default or loss.

Mortgage Securities: Mortgage-backed securities ("Mortgage Securities") are Fixed Income Securities representing an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various governmental, government-related and private organizations. Portfolios may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If a Portfolio purchases a mortgage security that does not have an issuer-provided guarantee, the security will be rated investment grade at the time of purchase by one or more NRSROs, or, if unrated, deemed by the Adviser to be of equivalent quality.

A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including zero coupon U.S. Treasuries), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

Average Life. The average life of pass-through pools varies with the maturities, coupon rates, and type of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

Returns of Mortgage Securities. Yields on mortgage pass-through securities are typically quoted based on a prepayment assumption derived from the coupon and maturity of the underlying instruments. Actual prepayment experience may cause the realized return to differ from the assumed yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the realized returns of the Portfolios. The compounding effect from reinvestment of monthly payments received by each Portfolio will increase its return to shareholders, compared to bonds that pay interest semi-annually.

About Mortgage Securities. Interests in pools of mortgage securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make payment.

Residential Mortgage-Backed Securities. Pools consist of whole mortgage loans or participation in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the Portfolios may purchase pools of adjustable rate mortgages ("ARM"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. ARM's are mortgages which reset the mortgage's interest rate with changes in open market interest rates. The Portfolios' interest income will vary with changes in the applicable interest rate on pools of ARM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolios' net asset values since the prices at which these securities are valued each day will reflect the payment procedures.

All poolers apply standards for qualifications to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Residential mortgage loans are pooled by FHLMC. FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

Fannie Mae is a Government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, banks, commercial banks, credit unions, mortgage bankers, state and local housing finance agencies and other financial institutions. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae.

The principal Government guarantor of mortgage-backed securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolios will purchase mortgage securities that are rated investment grade quality by Moody's and/or Standard & Poor's or, if unrated, deemed by the Adviser to be of investment grade quality.

It is expected that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such new types of securities.

There are two methods of trading mortgage securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage securities are traded on a TBA basis.

Possible Risks: Due to the possibility that prepayments on home mortgages will alter cash flow on Mortgage Securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of mortgage securities held by a Portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Prepayments at a time when interest rates are falling generally means that a Portfolio may have to invest the principal payments it receives at lower interest rates. In selecting mortgage securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Commercial Mortgage-Backed Securities ("CMBS"): CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans, and, in come cases there may be prohibitions on principal prepayments for several years following origination.

Municipals: Municipal securities are Fixed Income Securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the prospectus for the Portfolios.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and Standard & Poor's represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal bonds are sometimes purchased on a "when-issued" basis, meaning the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund's Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

NY Municipals: NY Municipals are Fixed Income Securities issued by the New York State government, state agencies and various local governments, including counties, cities, municipalities, townships, special districts and authorities. In general, the credit quality and credit risk of any issuer's debt is contingent upon the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management and the strength of legal provisions in the debt document that protects debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified, where financial operations are sound and the debt burden is reasonable.

Concentration of investment in the securities of one state exposes the NY Municipal Portfolio to greater credit risks than would be present in a nationally diversified portfolio of municipal securities. The risks associated with investment in the securities of a single state include possible tax changes or a deterioration in economic conditions and differing levels of supply and demand for the municipal securities of that state.

Certain state-created agencies have statutory authority to incur debt for which legislation providing for state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed; it is not an obligation of the State. Some of these agencies, however, are indirectly dependent on State funds through various state-assisted programs.

The NY Municipal Portfolio will make significant investments in NY Municipal Bonds. The Portfolio's performance will depend in part upon the ability of the issuers of these Bonds to meet their obligations for the payment of principal and interest. The Portfolio may acquire Bonds whose issuers are affected by the financial circumstances facing New York generally. While the overall wealth of New York, as reflected by its per capita income, is among the highest in the nation, New York has a large accumulated deficit, the per capita debt is among the highest in the country and New York City, which represents a significant part of the state's economy, has struggled at times to maintain fiscal stability.

Additionally, the costs to New York City resulting from the September 11th terrorist attack on the World Trade Center are expected to substantially exceed the amount of Federal aid and State resources which, to date, have been identified by the Federal and State governments as available for these purposes. Prior to September 11th, the national and local economies had been weakening, reflecting lower business investment, increased unemployment and a decline in consumer confidence. New York City officials expect that the destruction of the World Trade Center will have a substantial impact on the City and its economy. The events of September 11th increased the risks of a recession and a delay in recovery. It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of the tragic events of September 11th on New York City and its economy, any off-setting economic benefits which may result from recovery and rebuilding activities, and the amount of additional resources from Federal, State, New York City and other resources which will be required. It also is not possible to predict the short-term or long-term impact, if any, these events will have on the municipal obligations held by the Portfolio and the ability of the issuer to make timely payments of principal and interest.

Financial difficulties affecting New York's economy generally may affect municipal securities issuers, by jeopardizing their credit standing, impairing their borrowing abilities, and affording fewer markets for their outstanding debt obligations. In recent years, Standard & Poor's and Moody's have downgraded several different issues of municipal securities of New York City and New York State and their agencies and instrumentalities. Historically, there has been a strong demand for New York Municipal Bonds, and as a consequence, New York Municipal Bonds are often issued with relatively lower yields, and traded in the marketplace at relatively higher prices than comparably rated municipal bonds issued in other jurisdictions.

Options: Options are Derivatives. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.

Portfolios may purchase over-the-counter options ("OTC Options") from, or sell them to, securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolios expect generally to enter into OTC Options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by the Portfolios or sold by them (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Portfolio's limitation on investing in illiquid securities.

The Portfolios may also write covered-call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to protect against a decline in the U.S. dollar value of a currency due to the changes of exchange rates vis a vis the U.S. dollar and the option is written for a currency other than the currency in which the security is denominated. In such circumstances, the Portfolios will follow the coverage requirements as described in the preceding paragraph.

Risks of Options. Investments in options involve some of the same risks that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Those price changes also can result in a Portfolio holding an option that will expire worthless. For example, if a Portfolio purchases a call option and the price of the underlying security falls to rise above the option's strike price, the Portfolio would not exercise the option. As a result, the option will expire worthless and the Portfolio will lose the price it paid for the option. By contrast, if a Portfolio writes a call option on a security and the price of the underlying security rises above the strike price, the purchaser of the option may exercise the option, so that the Portfolio will not benefit from the increase in value of the underlying security.

Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. The market prices of options generally can be more volatile than the market prices on the underlying futures contract or securities. Another risk is that the Counterparty to an over-the-counter option will be unable to fulfill its obligation to the Portfolio due to bankruptcy or other circumstances.

Options on Currencies. All Portfolios, except the Cash Reserves, U.S. Core Fixed Income, Limited Duration and Advisory Mortgage Portfolios, may purchase and write options on foreign currencies in a manner similar to that in which they would use futures contracts on foreign currencies, or forward contracts. For example, a decline in the dollar value of a foreign currency in which Portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency falls, a Portfolio will have the right to sell the currency for a fixed amount in dollars and thereby offset, in whole or in part, the adverse effect that the foreign currency's fall would have had on the Portfolio's holdings.

Conversely, a Portfolio may buy call options on a foreign currency when the Adviser wants to purchase securities denominated in that currency and believes that the dollar value of that foreign currency will increase, thereby increasing the cost of acquiring those securities. Purchasing such options may offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolios lose money on transactions in foreign currency options, which could reduce the gain the Portfolio might have achieved from advantageous changes in the exchange rates.

The Portfolios may write options on foreign currencies for the same purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolios may only write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the Custodian, or (c) maintains in a segregated account cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.

The Portfolios may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Portfolio will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Combined Transactions. The Portfolios may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

Risks of options on futures contracts and on foreign currencies. Options on foreign currencies are traded over-the-counter through financial institutions acting as market-makers, although they are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Portfolio that writes options could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Preferred Stock: Preferred stocks are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer. Preferred stocks have many of the characteristics of both Equity Securities and Fixed Income Securities. Therefore, the Fund's equity, fixed income and balanced Portfolios may all purchase preferred stocks.

Repurchase Agreements: Repurchase agreements are Fixed Income Securities in the form of an agreement backed by collateral. Each of the Fund's Portfolios may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by a Portfolio have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. Such agreements permit a Portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Adviser and the Fund's Administrator will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

Pursuant to an SEC order, the Fund's Portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security and counterparty selection criteria and careful monitoring procedures.

Reverse Repurchase Agreements: Under a Reverse Repurchase Agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will establish a separate custodial account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

Rights: Rights are Equity Securities representing a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public. A stockholder who purchases rights may be able to retain the same ownership percentage after the new stock offering. A right usually enables the stockholder to purchase common stock at a price below the initial offering price. A Portfolio that purchases a right takes the risk that the right might expire worthless because the market value of the common stock falls below the price fixed by the right.

Securities Lending: Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trustees.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment on loan, the loan must be called and the securities voted.

Short Selling: A short sale is a transaction in which a Portfolio sells securities that it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Portfolio secures its obligation to replace the borrowed securities by depositing collateral with the broker, consisting of cash or other liquid securities. The Portfolio also must place in a segregated account with its custodian cash or other liquid securities equal in value to the difference, if any, between (i) the current market value of the securities sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short.

Risks: Short sales by a Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of a borrowed security will decline, the Portfolio will have to replace the securities by purchasing them at a higher price than it received from the sale. Therefore, losses from short sales may be unlimited. By contrast, when a Portfolio purchases a security and holds it, the Portfolio cannot lose more than the amount it paid for the security.

SMBS: Stripped mortgage-backed securities ("SMBS") are Derivatives in the form of multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

SMBS are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Certain of these securities may be deemed "illiquid" and subject to each Portfolio's limitation on investing in illiquid securities.

Structured Investments: Structured investments are Derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. A Portfolio will purchase Structured Investments in trusts that engage in such swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board.

Structured Notes: Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows a Portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

Swaps: All Portfolios, except the Cash Reserves and Mid Cap Growth Portfolios, may enter into swap contracts ("Swaps"). A swap is a Derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

The swaps in which the Portfolios may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Portfolios may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Portfolios will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. All of the Portfolios, except the Cash Reserves Portfolio, may enter into OTC Derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with Counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each Counterparty and various credit enhancement techniques (for example, collateralization of amounts due from Counterparties) to limit exposure to Counterparties with ratings below AA.

Risks: Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used.

U.S. Governments: The term "U.S. Government securities" ("U.S. Governments") refers to a variety of Fixed Income Securities issued or guaranteed by the U.S. Government and various instrumentalities which have been established or sponsored by the U.S. Government, on which the payment of principal and interest is backed by the full faith and credit of the U.S. Government. For example, U.S. Treasury securities are backed by the "full faith and credit" of the U.S.

Warrants: Warrants are Equity Securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

When-Issued Securities: Certain Fixed Income Securities are purchased on a "when-issued" basis. This means that the securities are purchased at a certain price, but may not be delivered for up to 90 days. No payment or delivery is made until the Portfolio receives payment or delivery from the other party to the transaction. Although a Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. A Portfolio will maintain with the custodian a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.

Yankee and Eurobond Obligations: Each Portfolio, except the U.S. Core Fixed Income Portfolio, may invest in Eurobond and Yankee obligations, which are Fixed Income Securities. The Eurobonds that the Portfolios will purchase may include bonds issued and denominated in euros (the new currency unit implemented on January 1, 1999 by the countries participating in the European Monetary Union). Eurobonds may be issued by government and corporate issuers in Europe. Yankee bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurobond and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, Eurobond (and to a limited extent, Yankee) obligations also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers. The Cash Reserves Portfolio will perform the same credit analysis on Eurobond and Yankee obligations that it purchases as it does on domestic issues, and will seek to invest in obligations of issuers that have at least the same financial strength as the domestic issuers whose securities it purchases.

Zero Coupons: Zero coupon bonds are Fixed Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Portfolio's distributions of net investment income.

Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. Zero Coupon Treasury Bonds are sold under a variety of different names, such as:
Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRS"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                             INVESTMENT LIMITATIONS

Fundamental Limitations. Each Portfolio of the Fund is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

As a matter of fundamental policy, each Portfolio will not change its objective and will not:

(1)  invest in physical commodities or contracts on physical commodities;

(2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

(3) make loans except: (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental limitation (7), below,
(ii) by lending its portfolio securities, and (iii) by lending Portfolio assets to other Portfolios of the Fund, so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations, or interpretations or orders of the SEC thereunder;

(4) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer (this restriction is not applicable to the Global Fixed Income, International Fixed Income, Advisory Foreign Fixed Income or the Advisory Foreign Fixed Income II Portfolios);

(5) with respect to 75% of its assets, purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (this restriction does not apply to the Global Fixed Income, International Fixed Income, Advisory Foreign Fixed Income or Advisory Foreign Fixed Income II Portfolios);

(6) borrow money, except (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(7) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act") in connection with the disposition of restricted securities); and

(8) acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(ii) the Cash Reserves Portfolio may invest without limitation in certificates of deposit or bankers' acceptances of domestic banks; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (v) asset-backed securities will be classified according to the underlying assets securing such securities; and (vi) the Advisory Mortgage Portfolio will concentrate in mortgage-backed securities.

Non-Fundamental Limitations. Each Portfolio is also subject to the following restrictions which may be changed by the Board without shareholder approval.

As a matter of non-fundamental policy, no Portfolio will:

(1)  in the case of any equity or balanced Portfolio

      (a) enter into futures contracts to the extent that each Portfolio's outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of each Portfolio's total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage; or

      (b)   write put or call options except to the extent described above in
(a);

(2) in the case of any fixed income Portfolio, enter into futures contracts or options on futures contracts for purposes other than bona fide hedging if more than 5% of the Portfolio's total assets at the time of the transaction would be required as margin and option premiums to secure the Portfolio's obligations under such contracts;

(3) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;

(4) sell short unless the Portfolio (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

(5) borrow money other than from banks or other Portfolios of the Fund, provided that a Portfolio may borrow from banks or other Portfolios of the Fund so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or purchase additional securities when borrowings exceed 5% of total (gross) assets;

(6) pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that each Portfolio may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

(7) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board;

(8) invest for the purpose of exercising control over management of any company; and

(9) invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

Pursuant to an order from the SEC, the Portfolios may enter into interfund lending arrangements. Interfund loans and borrowings permit each Portfolio to lend money directly to and borrow from other Portfolios of the Fund for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. A Portfolio will borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, a Portfolio will borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with the Portfolio's investment objective and other investments. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

                               PURCHASE OF SHARES

The Portfolios requested should be designated on the Account Registration Form. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders, and (iii) to reduce or waive the minimum for initial and subsequent investments. The officers of the Fund may from time to time waive the minimum initial and subsequent investment requirements in connection with investments in the Fund by certain investors, including but not limited to (a) employees of the Adviser and its affiliates, and (b) other investors with whom the Adviser wishes to develop a relationship or whose investments are expected, over a reasonable period of time, to exceed the minimum initial investment requirement.

The Cash Reserves Portfolio declares dividends daily and, therefore, at the time of a purchase must have funds immediately available for investment. As a result, you must pay for shares of the Cash Reserves Portfolio with Federal Funds (monies credited to the Portfolio's Custodian by a Federal Reserve Bank). Payment for shares of the other Portfolios need not be converted into Federal Funds before acceptance by the Fund.

Investors purchasing and redeeming shares of the Portfolios through a financial intermediary may be charged a transaction-based fee or other fee for the financial intermediary's services. Each financial intermediary is responsible for sending you a schedule of fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of financial intermediaries should read this SAI in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from financial intermediaries for the sale of Institutional Class Shares.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

                              REDEMPTION OF SHARES

Each Portfolio may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange ("NYSE") is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the SEC may permit. The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund's prospectuses under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses in converting these securities to cash.

No charge is made by a Portfolio for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

                        TRANSACTIONS WITH BROKER/DEALERS

The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders. Some of these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. For purposes of determining the purchase price of shares, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, accepts the order. In other words, orders will be priced at the net asset value next computed after such orders are accepted by an authorized broker or the broker's authorized designee.

                              SHAREHOLDER SERVICES



Transfer of Shares

Shareholders may transfer shares of the Fund's Portfolios to another person by written request to the Shareholder Services Group at the address noted above. If shares are being transferred to a new account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party. If shares are being transferred to an existing account, the request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                               VALUATION OF SHARES

Net asset value per share ("NAV") is determined by dividing the total market value of each Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio. NAV for Investment Class Shares, Institutional Class Shares and Adviser Class Shares may differ due to class-specific expenses paid by each class, and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

Equity securities listed on a U.S. securities exchange or Nasdaq for which market quotations are available are valued at the last quoted sale price on the day of valuation. Price information on listed equity securities is taken from the exchange where the security is primarily traded. Equity securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of NAV, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of the foreign currencies against U.S. dollars. Unlisted equity securities and listed U.S. equity securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price.

Bonds and other fixed income securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. NAV includes interest on bonds and other fixed income securities which are accrued daily. Bonds and other fixed income securities which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities this ordinarily will be the over-the-counter market.

However, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other fixed income securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used.

Cash Reserves Portfolio: For the purpose of calculating the Cash Reserves Portfolio's NAV, securities are valued by the amortized cost method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value based on amortized cost is higher or lower than the price the Portfolio would receive if it sold the instrument.

The use of amortized cost and the maintenance of the Portfolio's per share NAV at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As conditions of operating under

Rule 2a-7, the Portfolio must maintain a dollar-weighted average Portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar-denominated securities which are determined by the Trustees to present minimal credit risks and which are of eligible quality as determined under the rule.

The Board has established procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Trustees deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such a review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board.

In the event of a deviation of over 1/2 of 1% between a Portfolio's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Trustees will promptly consider what action, if any, should be taken. The Board will also take any action they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. This action may include redeeming shares in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, withholding dividends, paying distributions from capital gains or losses, or utilizing a NAV not equal to $1.00 based upon available market quotations.

                             MANAGEMENT OF THE FUND

Trustees' Responsibilities

The Trustees supervise the Trust's affairs under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Trust.

Trustees and Officers

The Fund's officers, under the supervision of the Board of Trustees, manage the day-to-day operations of the Fund. The Trustees set broad policies for the Fund and choose its officers. Trustees and officers of the Fund are also trustees and officers of some or all of the funds in the Fund Complex (defined below) or other investment companies managed, administered or distributed by Morgan Stanley Investments LP or its affiliates. The Fund Complex includes all funds advised by Morgan Stanley Investments LP or Morgan Stanley Investment Management Inc. and any funds that have an investment adviser that is an affiliated person of Morgan Stanley Investments LP. The following is a list of the Trustees and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years:

Barton M. Biggs,* 11/26/32, Chairman of the Board of Trustees and Trustee; Chairman, Director and Managing Director of Morgan Stanley Investment Management Inc. and Chairman and Director of Morgan Stanley Investment Management Limited; Managing Director of Morgan Stanley & Co. Incorporated; Member of the Yale Development Board; Chairman and Director of the Board of various funds in the Fund Complex.

John D. Barrett II, 8/21/35, Trustee; Chairman and Director of Barrett Associates, Inc. (investment counseling); Director of the Ashforth Company (real estate); Director of various funds in the Fund Complex.

Thomas P. Gerrity, 7/13/41, Trustee; Professor of Management, and formerly Dean, Wharton School of Business, University of Pennsylvania; Director, Sunoco, Fannie Mae, Reliance Group Holdings, CVS Corporation, Knight-Ridder, Inc., Internet Capital Group; formerly Director, Electronic Commerce Forum, IKON Office Solutions, Inc., Fiserv, Digital Equipment Corporation, ICG Commerce, Inc., Investor Force Holdings, Inc. and Union Carbide Corporation; Director of various funds in the Fund Complex.




Gerard E. Jones, 1/23/37, Trustee; Of Counsel, Shipman & Goodwin LLP (law firm); Director of Tractor Supply Company, Tiffany Foundation, Fairfield County Foundation; Director of various funds in the Fund Complex.

Joseph J. Kearns, 8/2/42, Trustee; investment consultant; Director, Electro Rent Corporation, The Ford Family Foundation; formerly CFO of The J. Paul Getty Trust; Director of various funds in the Fund Complex.

Vincent R. McLean, 6/1/31, Trustee; Director, Legal and General America, Inc., Banner Life Insurance Co., William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation); Director of various funds in the Fund Complex.

C. Oscar Morong, Jr., 4/22/35, Trustee; Managing Director, Morong Capital Management; Trustee and Chairman of the mutual funds in the Smith Barney/CitiFunds fund complex; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.; formerly Director, The Indonesia Fund, Ministers and Missionaries Benefit Board of American Baptist Churches; Director of various funds in the Fund Complex.



William G. Morton, Jr., 3/13/37, Trustee; Chairman Emeritus and former Chief Executive Officer of Boston Stock Exchange; Director of Radio Shack Corporation (electronics); Director of various funds in the Fund Complex.

Michael Nugent, 5/25/36, Trustee; General Partner, Triumph Capital, L.P., (private investment partnership); Chairman of the Insurance Committee and Director or Trustee of the retail families of funds advised by Morgan Stanley Investment Advisors Inc.; formerly, Vice President, Bankers Trust Company and BT Capital Corporation; director of various business organizations; Director of various funds in the Fund Complex.

Fergus Reid, 8/12/32, Trustee; Chairman and Chief Executive Officer of Lumelite Plastics Corporation; Trustee and Director of approximately 30 investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.; Director of various funds in the Fund Complex.

Ronald E. Robison,* 1/13/39, President and Trustee; Chief Global Operations Officer and Managing Director of Morgan Stanley Investment Management Inc.; Managing Director of Morgan Stanley & Co. Incorporated; formerly, Managing Director and Chief Operating Officer of TCW Investment Management Company; Director, Chief Administrative Officer and President of various funds in the Fund Complex.

James A. Gallo, 6/18/64, Treasurer; Executive Director of Morgan Stanley Investment Management Inc.; Treasurer of certain funds in the Fund Complex; formerly, Director of Fund Accounting at PFPC, Inc.

Lorraine Truten, 5/11/61, Vice President; Executive Director of Morgan Stanley Investment Management Inc.; Head of Global Client Services, Morgan Stanley Investment Management Inc.; President, Morgan Stanley Fund Distribution, Inc.; formerly, President of Morgan Stanley Institutional Fund Trust; Vice President of certain funds in the Fund Complex.




Stefanie V. Chang, 11/30/66, Vice President; Executive Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc.; formerly, practiced law with the New York law firm of Rogers & Wells (now Clifford Chance Rogers & Wells LLP); Vice President of certain funds in the Fund Complex.

Mary E. Mullin, 3/22/67, Secretary; Vice President of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc.; formerly, practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP; Secretary of certain funds in the Fund Complex.

Belinda A. Brady, 1/23/68, Assistant Treasurer; Fund Administration Senior Manager, J.P. Morgan Investor Services Co. (formerly, Chase Global Funds Services Company); formerly, Senior Auditor at Price Waterhouse LLP (now PricewaterhouseCoopers LLP); Assistant Treasurer of certain funds in the Fund Complex.

* Trustees Biggs and Robison are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

Compensation of Trustees and Officers

The Fund pays each Trustee, who is not also an officer or interested person, an annual retainer, as well as a fee for each Board Meeting attended plus travel and other expenses incurred in attending such meetings. Trustees who are also officers or interested persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by the Adviser or J.P. Morgan Investor Services Company, the sub-administrator.s

The Fund maintains an unfunded Deferred Compensation Plan ("Plan") which allows each independent Trustee to defer payment of his or her retainer and fees to a later date. The Plan also permits the Eligible Trustee (defined by the Plan as a member of the Board who is not an "interested person" of the Fund, as such term is defined under Section 2(a)(19) of the 1940 Act) to defer all, or a portion, of the fees received for attending meetings of the Board throughout the year. Amounts deferred by each Eligible Trustee are credited with a return equal to what those amounts would have received if they had been invested in Portfolios of the Fund, Morgan Stanley Institutional Fund, Inc., the Universal Funds or 90 day U.S. Treasury bills. The choice is at the Trustee's option. Deferred amounts will be distributed commencing when the Trustee ceases to serve the Fund in such capacity. Distributions are paid either in the form of a lump sum or equal annual installments over five (5) years. There were no payments under the Plan during the fiscal year ended September 30, 2001.

As of the fiscal year ended September 30, 2001, the Trustees and officers of the Fund owned, in the aggregate, less than 1% of the outstanding shares of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended September 30, 2001 is set forth below.

                                Aggregate        Pension or Benefits
                           Compensation from     Accrued as Part of     Total Compensation
     Name of Trustee           the Fund**#          Fund Expenses          from the Fund
     ---------------           -----------          -------------          -------------
Barton M. Biggs*                      0                   0                        0
John D. Barrett                   2,960                   0                    2,960
Thomas P. Gerrity                50,960                   0                   50,960
Gerard E. Jones                   2,960                   0                    2,960
Joseph J. Kearns                 50,960                   0                   50,960
Vincent R. McLean                50,960                   0                   50,960
C. Oscar Morong                  50,960                   0                   50,960
William G. Morton, Jr.            2,960                   0                    2,960

                             Aggregate        Pension or Benefits
                        Compensation from     Accrued as Part of      Total Compensation
     Name of Trustee        the Fund**#          Fund Expenses           from the Fund
     ---------------        -----------          -------------           -------------
Michael Nugent                12,960                   0                     12,960
Fergus Reid                    2,960                   0                      2,960
Ronald E. Robison*                 0                   0                          0


* Trustees Biggs and Robison are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.
** For fiscal years ended September 30. Effective after September 30, 2001, the compensation schedules have been changed. Under the new structure, the funds for which Morgan Stanley Investments LP and Morgan Stanley Investment Management Inc. serve as investment adviser will pay each independent Trustee/Director an annual retainer fee of $75,000 and will pay the following additional amounts to Trustees/Directors for performing certain services for the funds; $5,000 annually for performing the duties of Chairman of the Audit Committee, $5,000 annually for performing the duties of Chairman of the Nominating and Compensation Committee, $2,500 for each in-person Board meeting attended, and $1,000 for each telephonic Board meeting attended.
#   Includes amounts deferred at the election of Trustees under the Deferred
Compensation Plan.

                               INVESTMENT ADVISER

The Investment Adviser to the Fund, Morgan Stanley Investments LP (formerly "Miller Andersen & Sherrerd, LP"), is wholly owned by subsidiaries of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"), and is an investment advisory affiliate of Morgan Stanley Investment Management Inc. ("MSIM"). The Adviser is located at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2001, the Adviser, together with its affiliated asset management companies, had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.

Morgan Stanley Investment Advisors Inc. ("MSIA") serves as Sub-Adviser to the Cash Reserves Portfolio. MSIA, located at 1221 Avenue of the Americas, New York, New York 10020, is a wholly-owned subsidiary of Morgan Stanley. Under an Investment Sub-Advisory Agreement with the Adviser, MSIA, subject to the control and supervision of the Fund, its officers and Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Cash Reserves Portfolio, makes day-to-day investment decisions for the Cash Reserves Portfolio and places the Portfolio's purchase and sales orders. The Adviser pays MSIA 40% of the fee the Adviser receives from the Cash Reserves Portfolio as compensation for sub-advisory services. The Investment Sub-Advisory Agreement will continue in effect for an initial term of two years, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act. MSIA received $1,186,626 as compensation for its sub-advisory services for the Cash Reserves Portfolio during the fiscal year ended September 30, 2001.

Under an Investment Advisory Agreement ("Agreement") with the Fund, the Adviser, subject to the control and supervision of the Fund's Board and in conformance with the stated investment objectives and policies of each Portfolio of the Fund, manages the investment and reinvestment of the assets of each Portfolio of the Fund (except for the Cash Reserves Portfolio). In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's Portfolios and to place each Portfolio's purchase and sales orders for investment securities.

As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the Portfolios and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), each Portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets for the quarter:


--------------------------------------------------------------------------------
Portfolio                                             Rate (%)
---------                                             --------
--------------------------------------------------------------------------------
Equity Portfolio                                      0.50
--------------------------------------------------------------------------------
Growth Portfolio                                      Unfunded
--------------------------------------------------------------------------------
Mid Cap Growth Portfolio                              0.50
--------------------------------------------------------------------------------
Mid Cap Growth II Portfolio                           0.75
--------------------------------------------------------------------------------
Mid Cap Value Portfolio                               0.75
--------------------------------------------------------------------------------
Small Cap Growth Portfolio                            1.00
--------------------------------------------------------------------------------
Small Cap Value Portfolio                             0.75
--------------------------------------------------------------------------------
Strategic Small Value Portfolio                       1.00
--------------------------------------------------------------------------------
Value Portfolio                                       0.50
--------------------------------------------------------------------------------
Value II Portfolio                                    Unfunded
--------------------------------------------------------------------------------
Cash Reserves Portfolio                               0.25
--------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                      0.375
--------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                      0.375
--------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio               0.375
--------------------------------------------------------------------------------
Global Fixed Income Portfolio                         0.375
--------------------------------------------------------------------------------
High Yield Portfolio                                  0.45
--------------------------------------------------------------------------------
Intermediate Duration Portfolio                       0.375
--------------------------------------------------------------------------------
International Fixed Income Portfolio                  0.375
--------------------------------------------------------------------------------
Limited Duration Portfolio                            0.30
--------------------------------------------------------------------------------
Municipal Portfolio                                   0.375
--------------------------------------------------------------------------------
NY Municipal Portfolio                                Unfunded
--------------------------------------------------------------------------------
Special Purpose Fixed Income Portfolio                0.375
--------------------------------------------------------------------------------
Targeted Duration Portfolio                           0.375
--------------------------------------------------------------------------------
Balanced Portfolio                                    0.45
--------------------------------------------------------------------------------
Balanced Plus Portfolio                               Unfunded
--------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                           0.65
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio               0.375
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio            0.375
--------------------------------------------------------------------------------
Advisory Mortgage Portfolio                           0.375
--------------------------------------------------------------------------------


In cases where a shareholder of any of the Portfolios (other than the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios) has an investment counseling relationship with the Adviser, the Adviser may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the Fund. This procedure will be utilized with clients having contractual relationships based on total assets managed by Morgan Stanley Investments LP to avoid situations where excess advisory fees might be paid to the Adviser. In no event will a client pay higher total advisory fees as a result of the client's investment in the Fund. In addition, the Adviser has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses actually deducted from Portfolio assets for the Institutional Class of the Cash Reserves, U.S. Core Fixed Income, Mid Cap Growth II, Municipal, Multi-Asset-Class, Small Cap Growth, Strategic Small Value, Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios from exceeding .32%, .50%, .90%, .50%, .78%, 1.15%, 1.15%,
 .15% and .08% of their average daily net assets, respectively. The Adviser also has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses actually deducted from Portfolio assets for the Investment Class of the Small Cap Growth, Cash Reserves and Multi-Asset-Class Portfolios from exceeding 1.30%,
 .47% and .93% of their average daily net assets, respectively, and for the Adviser Class of the Small Cap Growth, U.S. Core Fixed Income, Multi-Asset-Class and Mid Cap Growth II Portfolios from exceeding 1.40%, .75%, 1.03% and 1.15% of their average daily net assets, respectively.

For the fiscal years ended September 30, 1999, 2000 and 2001 the Fund paid the following advisory fees:

------------------------------------------------------------------------------------------------------------
                                                 Advisory Fees Paid              Advisory Fees Waived

------------------------------------------------------------------------------------------------------------
Portfolio                                      1999       2000       2001       1999       2000       2001
                                               (000)      (000)      (000)      (000)      (000)      (000)
------------------------------------------------------------------------------------------------------------
Equity Portfolio                               4,147      3,433      2,736          0          0          0
------------------------------------------------------------------------------------------------------------
Growth Portfolio                                   *          *          *          *          *          *
------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                       3,801     11,237     12,210          0          0          0
------------------------------------------------------------------------------------------------------------
Mid Cap Growth II Portfolio                        *          *          0          *          *         22
------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                        4,636      8,821     11,145          0          0          0
------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                       260      3,628      2,932         47          0          0
------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio                      6,359      9,073      9,480          0          0          0
------------------------------------------------------------------------------------------------------------
Strategic Small Value                              *          0          0          *          5         27
------------------------------------------------------------------------------------------------------------
Value Portfolio                               10,356      5,261      7,763          0          0          0
------------------------------------------------------------------------------------------------------------
Value II Portfolio                                 *          *          *          *          *          *
------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                          368        246        239         66         66         68
------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                 570        642        684          0         22          0
------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio              17,842     16,928     16,184          0          0          0
------------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio        1,502      1,276      1,079          0          0          0
------------------------------------------------------------------------------------------------------------
Global Fixed Income Portfolio                    251        185        132          0          0          0
------------------------------------------------------------------------------------------------------------
High Yield Portfolio                           3,425      4,536      4,145          0          0          0
------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                  350        217        285          0          0          0
------------------------------------------------------------------------------------------------------------
International Fixed Income Portfolio             488        435        351          0          0          0
------------------------------------------------------------------------------------------------------------
Limited Duration Portfolio                       632        485        572          0          0          0
------------------------------------------------------------------------------------------------------------
Municipal Portfolio                              318        465        499         96         12         17
------------------------------------------------------------------------------------------------------------
NY Municipal Portfolio                             *          *          *          *          *          *
------------------------------------------------------------------------------------------------------------
Special Purpose Fixed Income Portfolio         1,870      1,587      1,390          0          0          0
------------------------------------------------------------------------------------------------------------
Targeted Duration Portfolio                        *          *          *          *          *          *
------------------------------------------------------------------------------------------------------------
Balanced Portfolio                             1,971      1,809      2,225          0          0          0
------------------------------------------------------------------------------------------------------------
Balanced Plus Portfolio                            *          *          *          *          *          *
------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                    1,108      1,013        972         40         44         60
------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio            0          0          0         56         47        574
------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II
Portfolio                                          *          0          0          *          2        132
------------------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                        0          0          0     26,671     28,776     26,365
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                 Advisory Fees Paid              Advisory Fees Waived

--------------------------------------------------------------------------------------------
Portfolio                      1999       2000       2001       1999       2000       2001
                               (000)      (000)      (000)      (000)      (000)      (000)
--------------------------------------------------------------------------------------------
                                                                 71
--------------------------------------------------------------------------------------------


*    Not in operation during the period.

The Agreement continues for successive one year periods, only if each renewal is specifically approved by an in-person vote of the Fund's Board, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each Portfolio of the Fund. If the holders of any Portfolio fail to approve the Agreement, the Adviser may continue to serve as investment adviser to each Portfolio which approved the Agreement, and to any Portfolio which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any Portfolio without the payment of any penalty, at any time, (1) by vote of a majority of the entire Board or (2) by vote of a majority of the outstanding voting securities of the Portfolio on sixty (60) days' written notice to the Adviser or (3) by the Adviser without the payment of any penalty, upon 90 days' written notice to the Fund.

The Fund bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to each Portfolio, based on their relative net assets. Each Portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

                              PRINCIPAL UNDERWRITER

Morgan Stanley Distribution, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, with its principal office at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881, distributes the shares of the Fund. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.


Shareholder Service Agreement. The Fund has entered into a Shareholder Service Agreement with the Distributor whereby the Distributor will compensate service providers who provide certain services to clients who beneficially own Investment Class shares of the Portfolios described in the Investment Class prospectus. Each Portfolio will pay to the Distributor a fee at the annual rate of .15% of the average daily net assets of such Portfolio attributable to the shares serviced by the service provider, which fee will be computed daily and paid monthly. During the fiscal year ended September 30, 2001, the Mid Cap Value, Value, Cash Reserves, Core Plus Fixed Income, High Yield, Intermediate Duration, Balanced and Multi-Asset Class Portfolios paid $65,338, $22,186, $5,387, $103,816, $15,314, $51,662, $9,918 and $7,678, respectively, to compensate the Distributor under this Shareholder Service Agreement.

                             DISTRIBUTION OF SHARES

The Fund's Distribution Plan provides that the Adviser Class Shares will pay the Distributor an annualized fee of up to .25% of the average daily net assets of each Portfolio attributable to Adviser Class Shares, which the Distributor can use to compensate broker/dealers and service providers which provide distribution services to Adviser Class Shareholders or their customers who beneficially own Adviser Class Shares.

The Fund has adopted the Distribution Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Fund and the Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Adviser Class Shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Fund and of the Trustees who are not "interested persons" of the Fund. For the fiscal year ended September 30, 2001, the Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, Value, U.S. Core Fixed Income, Core Plus Fixed Income, High Yield and Balanced Portfolios paid $18,102, $2,218,282, $287,376, $20,686, $145,984, $1,894,611, $7,448, $394,896, $105,374
and $116,112, respectively, in distribution fees pursuant to the Distribution Plan. Other than $235,720 of fees retained by the Distributor, fees paid to the Distributor during the fiscal year were used to reimburse third-parties for distribution-related services performed on behalf of the Fund.

                               FUND ADMINISTRATION


Morgan Stanley Investments LP also serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, Morgan Stanley Investments LP receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. J.P. Morgan Investor Services Company, serves as transfer agent and provides fund accounting and other services pursuant to a sub-administration agreement.

For the fiscal years ended September 30, 1999, 2000 and 2001, the Fund paid the following administrative fees (no administrative fees were waived):



--------------------------------------------------------------------------------------
                                                          Administrative Fees Paid
--------------------------------------------------------------------------------------
                                                         1999        2000       2001
Portfolio                                               (000)       (000)      (000)
--------------------------------------------------------------------------------------
Equity Portfolio                                           664         549        438
--------------------------------------------------------------------------------------
Growth Portfolio                                             *           *          *
--------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                                   608       1,795      1,954
--------------------------------------------------------------------------------------
Mid Cap Growth II Portfolio                                  *           *          2
--------------------------------------------------------------------------------------
Mid Cap Value Portfolio                                    494         941      1,188
--------------------------------------------------------------------------------------
Small Cap Growth Portfolio                                  24         290        235
--------------------------------------------------------------------------------------
Small Cap Value Portfolio                                  678         968      1,010
--------------------------------------------------------------------------------------
Strategic Small Value Portfolio                              *           1          2
--------------------------------------------------------------------------------------
Value Portfolio                                          1,655         842      1,242
--------------------------------------------------------------------------------------
Value II Portfolio                                           *           *          *
--------------------------------------------------------------------------------------
Cash Reserves Portfolio                                    139         100         99
--------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                           122         142        146
--------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                         3,805       3,612      3,453
--------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio                    320         272        230
--------------------------------------------------------------------------------------
Global Fixed Income Portfolio                               56          40         28
--------------------------------------------------------------------------------------
High Yield Portfolio                                       731         806        737
--------------------------------------------------------------------------------------
Intermediate Duration Portfolio                             75          46         61
--------------------------------------------------------------------------------------
International Fixed Income Portfolio                       108          93         75
--------------------------------------------------------------------------------------
Limited Duration Portfolio                                 169         129        153
--------------------------------------------------------------------------------------
Municipal Portfolio                                         88         102        110
--------------------------------------------------------------------------------------
NY Municipal Portfolio                                       *           *          *
--------------------------------------------------------------------------------------
Special Purpose Fixed Income Portfolio                     399         339        297
--------------------------------------------------------------------------------------
Targeted Duration Portfolio                                  *           *          *
--------------------------------------------------------------------------------------
Balanced Portfolio                                         350         321        396
--------------------------------------------------------------------------------------
Balanced Plus Portfolio                                      *           *          *
--------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                141         130        129
--------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio                      6          10        122
--------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio                   *           1         28
--------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                              5,688       6,139      5,625
--------------------------------------------------------------------------------------


*   Not in operation during the period.


                             OTHER SERVICE PROVIDERS

Custodian. J.P. Morgan Chase & Co., located at 3 Chase MetroTech Center, Brooklyn, NY 11245 serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

Transfer and Dividend Disbursing Agent. J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3913, serves as the Funds' Transfer Agent and Dividend Disbursing Agent.

Independent Accountants. Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, MA 02116, serves as independent accountants for the Fund and audits the annual financial statements of each Portfolio.

Fund Counsel. Mayer, Brown & Platt, located at 1675 Broadway, New York, NY 10019, acts as the Fund's legal counsel.

                                   LITIGATION

The Fund is not involved in any litigation.

                             BROKERAGE TRANSACTIONS

Portfolio Transactions

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In so doing, the Adviser will consider all matters it deems relevant, including the following: the Adviser's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; the Adviser's knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.



In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolios or the Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit to them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.






The Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

As an indirect subsidiary of Morgan Stanley Dean Witter & Co., the Adviser is affiliated with certain U.S.-registered broker-dealers and foreign broker-dealers (collectively, the "Affiliated Brokers"). The Adviser may, in the exercise of its discretion under its investment advisory agreement, effect transactions in securities or other instruments for the Fund through the Affiliated Brokers.

Commissions Paid

For the fiscal years ended September 30, 1999, 2000, and 2001, the Fund paid brokerage commissions of approximately $34,111,732, $45,305,271, and $42,792,839 respectively. For the fiscal years ended September 30, 1999, 2000 and 2001, the Fund paid in the aggregate, $0, $591,402, and $99,489 respectively, as brokerage commissions to Morgan Stanley & Co. Incorporated ("Morgan Stanley"), an affiliated broker-dealer, which represented 0%,

31%, and 0.23% of the total amount of brokerage commissions paid in each respective period. For the fiscal years ended September 30, 1999, 2000 and 2001, the Fund did not pay any brokerage commissions to Dean Witter Reynolds, Inc., ("DWR"), an affiliated broker-dealer.

For the fiscal year ended September 30, 1999, the Fund did not pay any brokerage commissions to any affiliated broker-dealer. For the fiscal year ended September 30, 2000, the Fund paid brokerage commissions to an affiliated broker-dealer in an approximate amount of $591,402. For the fiscal year ended September 30, 2001, the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:


                                                     --------------------------------------
                                                      Fiscal Year Ended September 30, 2001
-------------------------------------------------------------------------------------------
                                                                           Percent of Total
                                                        Total               Commissions to
Portfolio                                                ($)                Morgan Stanley
-------------------------------------------------------------------------------------------
Equity                                                2,357,804                       0.03
-------------------------------------------------------------------------------------------
Growth                                                      N/A                        N/A
-------------------------------------------------------------------------------------------
Mid Cap Growth                                       12,282,473                        N/A
-------------------------------------------------------------------------------------------
Mid Cap Growth II                                        12,944                        N/A
-------------------------------------------------------------------------------------------
Mid Cap Value                                        10,459,884                        N/A
-------------------------------------------------------------------------------------------
Small Cap Growth                                      2,939,569                        N/A
-------------------------------------------------------------------------------------------
Small Cap Value                                      10,630,465                        N/A
-------------------------------------------------------------------------------------------
Strategic Small Value                                    13,418                        N/A
-------------------------------------------------------------------------------------------
Value                                                 2,544,821                       0.18
-------------------------------------------------------------------------------------------
Value II                                                    N/A                        N/A
-------------------------------------------------------------------------------------------
Cash Reserves                                               N/A                        N/A
-------------------------------------------------------------------------------------------
U.S. Core Fixed Income                                      N/A                        N/A
-------------------------------------------------------------------------------------------
Core Plus Fixed Income                                      N/A                        N/A
-------------------------------------------------------------------------------------------
Investment Grade Fixed Income                               N/A                        N/A
-------------------------------------------------------------------------------------------
Global Fixed Income                                         N/A                        N/A
-------------------------------------------------------------------------------------------
High Yield                                                  N/A                        N/A
-------------------------------------------------------------------------------------------
Intermediate Duration                                       N/A                        N/A
-------------------------------------------------------------------------------------------
International Fixed Income                                  N/A                        N/A
-------------------------------------------------------------------------------------------
Limited Duration                                            N/A                        N/A
-------------------------------------------------------------------------------------------
Municipal                                                   N/A                        N/A
-------------------------------------------------------------------------------------------
NY Municipal                                                N/A                        N/A
-------------------------------------------------------------------------------------------
Special Purpose Fixed Income                                N/A                        N/A
-------------------------------------------------------------------------------------------
Targeted Duration                                           N/A                        N/A
-------------------------------------------------------------------------------------------
Balanced                                              1,312,886                        N/A
-------------------------------------------------------------------------------------------
Balanced Plus                                               N/A                        N/A
-------------------------------------------------------------------------------------------
Multi-Asset-Class                                       238,575                       0.02
-------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income                               N/A                        N/A
-------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II                            N/A                        N/A
-------------------------------------------------------------------------------------------
Advisory Mortgage                                           N/A                        N/A
-------------------------------------------------------------------------------------------


N/A -- Not Applicable

                               GENERAL INFORMATION

Fund History

Morgan Stanley Institutional Fund Trust (formerly MAS Funds) is an open end management investment company established under Pennsylvania law as a Pennsylvania business trust under an Amended and Restated Agreement and Declaration of Trust dated November 18, 1993. The Fund was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in February, 1984.

Description of Shares and Voting Rights

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("Portfolios") of shares. Currently the Fund consists of twenty-nine Portfolios.

The shares of each Portfolio of the Fund are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder of a class is entitled to one vote for each full class share held (and a fractional vote for each fractional class share held) in the shareholder's name on the books of the Fund. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares (such as a distribution plan or service agreement relating to that class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

Dividends and Distributions

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution, except for the Cash Reserves Portfolio. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

Unless the shareholder elects otherwise in writing, all dividends and distributions are automatically received in additional shares of that Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gain distributions in cash) has been elected. An account statement is sent to shareholders whenever a dividend or distribution is paid.

Each Portfolio of the Fund is treated as a separate entity (and hence, as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

In all Portfolios except the Cash Reserves Portfolio, undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on your behalf by the Portfolio.

Special Considerations for the Cash Reserves Portfolio: Net investment income is computed and dividends declared as of 12:00 noon (Eastern Time), on each day. Such dividends are payable to Cash Reserves Portfolio shareholders of record as of 12:00 noon (Eastern Time) on that day, if the Portfolio is open for business. Shareholders who redeem prior to 12:00 noon (Eastern Time) are not entitled to dividends for that day. Dividends declared for Saturdays, Sundays and holidays are payable to shareholders of record as of 12:00 noon (Eastern Time) on the preceding business day on which the Portfolio was open for business. Net realized short-term capital gains, if any, of the Cash Reserves Portfolio will be distributed whenever the Trustees determine that such distributions would be in the best interest of shareholders, but at least once a year. The Portfolio does not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually.

Shareholder and Trustee Liability

Under Pennsylvania law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Fund) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

                               TAX CONSIDERATIONS

Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes and intends to qualify for the special tax treatment afforded regulated investment companies. As such, each Portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify you annually as to the tax classification of all distributions.

Each Portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the federal excise tax. To do so, each Portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year.

In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In addition, (i) a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income and 90% of its investment company taxable income; (ii) at the close of each quarter of a Portfolio's taxable year, at least 50% of its total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and such other securities with limitations; and (iii) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities of any one issuer, or of two or more issuers engaged in same or similar businesses if the Portfolio owns at least 20% of the voting power of such issuers.

Each Portfolio of the Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the Portfolio's fiscal year on certain futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised of the nature of the payments.

Some of the options, futures contracts, forward contracts, and swap contracts entered into by the Portfolios may be "Section 1256 contracts." Section 1256 contracts held by a Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code (the "Code")) are "marked to market" with unrealized gains or losses treated as though they were realized. Any gains or losses, including "marked to market" gains or losses, on Section 1256 contracts other than forward contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by a Portfolio, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by a Portfolio. In addition, losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

A Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Portfolio that did not engage in such hedging transactions.

The Code provides constructive sales treatment for appreciated financial positions such as stock which has increased in value in the hands of a Portfolio. Under this constructive sales treatment, the Portfolio may be treated as having sold such stock and be required to recognize gain if it enters into a short sale, an offsetting notional principal contract, a futures or forward contract, or a similar transaction with respect to such stock or substantially identical property.



The Fund is required by federal law to withhold 30% of reportable payments (which may include dividends and capital gains distributions) paid to shareholders. In order to avoid this withholding requirement, you must certify on your Account Registration Form that your Social Security Number or Taxpayer Identification Number is correct, and that you are not subject to backup withholding.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by a Portfolio of investment income and short-term capital gains.

Although income received on direct U.S. Government obligations is taxable at the Federal level, such income may be exempt from state tax, depending on the state, when received by a shareholder. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of dividends received from the Portfolio is considered tax exempt in their particular states.

Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than twelve months and short-term if for twelve months or less. Generally, for non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 20% and short-term gains are currently taxed at ordinary income tax rates. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. If shares held for six months or less are sold or redeemed for a loss, two special rules apply: First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a municipal Portfolio fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares.

Gain or loss on the sale or redemption of shares of a Portfolio is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Exchanges of shares of a Portfolio for shares of another Portfolio are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first Portfolio, followed by the purchase of shares in the second Portfolio.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in that Portfolio's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

Foreign Income Taxes: Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolios' assets to be invested within various countries is not known. The Portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable.

If at the end of a Portfolio's year, more than 50% of a Portfolio's assets are represented by foreign securities, then such Portfolio may file an election with the Internal Revenue Service to pass through to shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it is deemed to be in the best interests of such shareholders.

If a Portfolio makes the above-described election, the Portfolio will not be allowed a deduction or a credit for foreign taxes it paid and the amount of such taxes will be treated as a dividend paid by the Portfolio. The shareholders of the Portfolios will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Portfolio; (ii) treat their pro rata share of foreign taxes as paid by them;
(iii) treat as gross income from sources within the respective foreign countries, for purposes of the foreign tax credit, their pro rata share of such foreign taxes and their pro rate share of any dividend paid by the Portfolio which represents income from sources within foreign countries; and (iv) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Code as a foreign tax credit against U.S. income taxes (but not both). In no event shall a shareholder be allowed a foreign tax credit if the shareholder holds shares in a Portfolio for 15 days or less during the 30-day period beginning on the date which is 15 days before the date on which such shares become ex-dividend with respect to such dividends.

Each shareholder of a Portfolio will be notified within 60 days after the close of each taxable (fiscal) year of the Fund if the foreign taxes paid by the Portfolio will pass through for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and
(ii) the Portfolio's gross income from foreign sources. The notice from the Portfolio to shareholders will also include the amount of foreign taxes paid by the Portfolio which are not allowable as a foreign tax credit because the Portfolio did not hold the foreign securities for more than 15 days during the 30-day period beginning on the date which is 15 days before the date on which the security becomes ex-dividend with respect to the foreign source dividend or because, and to the extent that, the recipient of the dividend is under an obligation to make related payments with respect to positions in substantially similar or related property. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass-through" of foreign tax credits.

State and Local Income Taxes: The Fund is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders should consult their tax advisers for the state and local income tax consequences of distributions from the Portfolios.

Special Tax Considerations for the Municipal and NY Municipal Portfolios: Each of the Municipal and NY Municipal Portfolios intends that at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's total assets will consist of obligations the interest on which is excludable from gross income (i.e., municipal bonds and notes), so that it may pay "exempt-interest" dividends to shareholders. Exempt-interest dividends, which are defined in the Code, are excluded from a shareholder's gross income for federal income tax purposes, but may nevertheless be subject to the alternative minimum tax (imposed at a rate of 26%-28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers). A shareholder may, however, lose the federal tax-exempt status of the accrued income of the Portfolio if the shareholder redeems its shares before a dividend has been declared. Exempt-interest dividends received by shareholders from these Portfolios may be subject to state and local taxes, although some states allow a shareholder to exclude that portion of a portfolio's tax-exempt income which is accountable to municipal securities issued within the shareholder's state of residence.

These Portfolios may invest in private activity municipal securities, the interest on which is subject to the federal alternative minimum tax for corporations and individuals. These Portfolios may not be an appropriate investment for persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use in a trade or business or facility financed from the proceeds of industrial development bonds or private activity bonds. Such persons should consult their tax advisors before purchasing shares.

Any distributions paid to shareholders of either Portfolio that are derived from taxable interest or capital gains will be subject to federal income tax. Additionally, such distributions are not eligible for the dividends received deduction for corporations.

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of these Portfolios is not deductible for federal income tax purposes to the extent that it relates to exempt-interest dividends distributed to the shareholder during the taxable year.

                         PRINCIPAL HOLDERS OF SECURITIES

As of January 5, 2002, the following represents persons or entities that owned, directly or beneficially, more than 5% of the shares of any Class of the following Portfolios' outstanding shares:

-----------------------------------------------------------------------------------------------------------------
                                         INSTITUTIONAL CLASS PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF            % OF
 PORTFOLIO                          NAME AND ADDRESS                              SHARES              CLASS
-----------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income  Bost & Co A/C LCRF0391002                       5,542,815.546          11.57
                               Mutual Fund Operations
                               PO Box 3198
                               Pittsburgh PA 15230-3198
-----------------------------------------------------------------------------------------------------------------
                               Northern Trust Company Trustee FBO              4,581,484.212           9.56
                               Ford Motor Company A/C 22-01854
                               PO Box 92956
                               Chicago IL 60675
-----------------------------------------------------------------------------------------------------------------
                               Minnesota State Board Of Investments            4,255,878.837           8.88
                               Attn Jason Matz
                               Suite 105 Mea Bldg
                               55 Sherburne Ave
                               St Paul MN 55155
-----------------------------------------------------------------------------------------------------------------
                               State Street Bank As Ttee                       3,776,545.295           7.88
                               FBO Pacific Gas & Electric
                               Attn   Arthur Barnes
                               1776 Heritage Dr
                               North Quincy MA 02171
-----------------------------------------------------------------------------------------------------------------
                               The Boston Co                                  54,634,790.138           7.60
                               Attn  Mutual Fund Operations
                               PO Box 3198
                               Pittsburgh PA 15230-3198
-----------------------------------------------------------------------------------------------------------------
                               Northern Trust Company Trustee FBO             44,595,734.093           6.21
                               Ford Motor Company A/C 22-01854
                               PO Box 92956
                               Chicago IL 60675
-----------------------------------------------------------------------------------------------------------------
                               Pacific Gas & Electric Company                 38,145,705.552           5.31
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                         INSTITUTIONAL CLASS PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF               % OF
           PORTFOLIO                  NAME AND ADDRESS                         SHARES                 CLASS
-----------------------------------------------------------------------------------------------------------------
                               Attn Carolyn Margiotti
                               Mail Code B24K
                               San Francisco CA 94177
-----------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed         Kaiser Permanente Retirement Plans            1,618,349.009           30.85
Income II                      Attn Vivian Heath
                               1 Kaiser Plaza Oldsway Bldg
                               Oakland CA 94612-3610
-----------------------------------------------------------------------------------------------------------------
                               Monsanto Company Defined Contribution           393,538.126            7.50
                               Ownership Trust
                               Attn Gary Stentz
                               800 N Lindbergh Blvd E Bldg
                               St Louis MO 63167
-----------------------------------------------------------------------------------------------------------------
                               Hershey Trust Company Trustee For The           373,624.766            7.12
                               Milton Hershey School - Principal
                               PO Box 445
                               100 Mansion Rd East
                               Hershey PA 17033-0445
-----------------------------------------------------------------------------------------------------------------
                               Mr Steve Gallas                                 358,523.138            6.84
                               Nisource Inc Master Retirement Trust
                               801 E 86th Ave
                               Merrillville IN 46410
-----------------------------------------------------------------------------------------------------------------
                               The Johns Hopkins University                    351,724.198            6.71
                               3400 North Charles St
                               Baltimore MD 21218
-----------------------------------------------------------------------------------------------------------------
                               The Northern Trust Company                      301,122.344            5.74
                               FBO Union Pacific Corp
                               PO  Box 92956
                               Chicago IL 60675
-----------------------------------------------------------------------------------------------------------------
Balanced                       Northern Trust Co As Ttee                     9,343,521.260           25.25
                               FBO Allianz Defined Cont Plan
                               PO Box 92956
                               Chicago IL 60675
-----------------------------------------------------------------------------------------------------------------
                               Southwest Airlines Co 401K Plan c/o           8,005,011.169           21.63
                               State Street Bank Attn Karen Albright
                               105 Rosemont Rd
                               Westwood MA 02090-2318
-----------------------------------------------------------------------------------------------------------------
                               Investors Bank & Trust Co FBO Bay             3,018,822.068            8.16
                               Area Rapid Transit District Def Comp P
                               Vantagepoint Transfer Agents LLC
                               NE Suite 600 Attn Victor Edgar
                               777 N Capitol St
                               Washington DC 20002
-----------------------------------------------------------------------------------------------------------------
                               Southwest Airline Co Profit Sharing c/o       2,708,210.825            7.32
                               State Street Bank Attn Karen Albright
                               105 Rosemont Rd
                               Westwood MA 02090
-----------------------------------------------------------------------------------------------------------------
                               Investors Bank & Trust Co Ttee FBO Bay        2,441,516.620            6.60
                               Area Rapid Transit District Mon Pur Pl
                               Vantagepoint Transfer Agents LLC
                               NE Suite 600 Attn Victor Edgar
                               777 N Capitol St
                               Washington DC 20002
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                         INSTITUTIONAL CLASS PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
           PORTFOLIO                      NAME AND ADDRESS                   NUMBER OF SHARES         % OF
                                                                                                      CLASS
-----------------------------------------------------------------------------------------------------------------
Cash Reserves                  Mac & Co A/C Mswf1000302                       55,174,529.050          40.15
                               PO Box 3198
                               Pittsburgh PA 15230-3198
-----------------------------------------------------------------------------------------------------------------
                               Sharon Hospital Pension Fund                   21,909,614.930          15.94
                               Attn  Daniel G Dombal
                               VP  Fiscal Services
                               Sharon CT 06069
-----------------------------------------------------------------------------------------------------------------
                               Bankers Trust Co FBO CNMC 174351               16,342,415.540          11.89
                               Attn M Bloebaum
                               PO Box 9014 Church Street Station
                               New York NY 10008
-----------------------------------------------------------------------------------------------------------------
                               Connelly Foundation                             7,990,375.500           5.81
                               Ste 1450
                               One Tower Bridge
                               West Conshohocken PA 19428
-----------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income         Fidelity Investments Institutional              7,699,661.145          42.92
                               Operations FIIOC As Agent For
                               100 Magellan Way Kw1c
                               Covington KY 41015
-----------------------------------------------------------------------------------------------------------------
                               Fidelity Management Trust Co As Trustee         2,313,898.429          12.90
                               For US Airways Inc - Cap Growth
                               Attn  Trust Operations - H10C
                               82 Devonshire St
                               Boston MA 02109
-----------------------------------------------------------------------------------------------------------------
                               Dean Witter Reynolds Inc                        1,268,623.957           7.07
                               6th Floor
                               5 World Trade Center
                               New York NY 10048
-----------------------------------------------------------------------------------------------------------------
                               Fidelity Management Trust Co As Trustee           933,460.317           5.20
                               For US Airways Inc - Moderate
                               Attn  Trust Operations - H10C
                               82 Devonshire St
                               Boston MA 02109
-----------------------------------------------------------------------------------------------------------------
Equity                         Dean Witter Reynolds Inc                        4,307,469.199          11.31
                               6th Floor
                               5 World Trade Center
                               New York NY 10048
-----------------------------------------------------------------------------------------------------------------
                               MAC & Co A/C VCBF1770022                        3,786,685.493           9.94
                               Mutual Funds Operations
                               PO Box 3198
                               Pittsburgh PA 15230-3198
-----------------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income  Hubco                                           4,205,038.092          17.09
                               Regions Financial Corporation
                               P O  Box 10247
                               Birmingham AL 35202
-----------------------------------------------------------------------------------------------------------------
                               First Union National Bank                       3,048,108.858          12.39
                               FBO Diocese Of Camden Trust Inc
                               CMG 3C4 NC 1151
                               1525 W Wt Harris Blvd
                               Charlotte NC 28288
-----------------------------------------------------------------------------------------------------------------
                               Mercantile Safe Deposit & Trust                 3,047,342.329          12.39
                               Attn  Mutual Funds

-----------------------------------------------------------------------------------------------------------------
                                                  INSTITUTIONAL CLASS PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
     PORTFOLIO                      NAME AND ADDRESS                             NUMBER OF             % OF
                                                                                  SHARES               CLASS
-----------------------------------------------------------------------------------------------------------------
                               766 Old Hammonds Ferry Rd
                               Linthicum MD 21090
-----------------------------------------------------------------------------------------------------------------
                               JHU Retiree Medical Benefits Trust              1,706,896.596           6.94
                               Johns Hopkins University
                               Attn   Harriet Olsen
                               3400 N Charles St
                               Baltimore MD 21218
-----------------------------------------------------------------------------------------------------------------
                               Amsouth Bank As Ttee Infirmary Health           1,540,594.501           6.26
                               Systems Inc
                               Attn  Mutual Fund Team
                               P O  Box 11426
                               Birmingham AL 35202
----------------------------------------------------------------------------------------------------------------
                               University Of Illinois                          1,302,667.918           5.29
                               Director Cash Mgmt & Investments
                               506 South Wright Street    MC-363
                               Urbana IL 61801-3620
-----------------------------------------------------------------------------------------------------------------
                               Mac & Co A/C MSWF1000302                       41,603,432.736          12.36
                               PO Box 3198
                               Pittsburgh PA 15230-3198
-----------------------------------------------------------------------------------------------------------------
Global Fixed Income            The Charles A Dana Foundation Inc               1,977,833.373          53.26
                               Attn  Herbert Vine
                               745 Fifth Ave Ste 700
                               New York NY 10151
-----------------------------------------------------------------------------------------------------------------
                               All For Her Fund                                  737,042.848          19.85
                               Attn  Rev John Phalen - CSC
                               518 Washington Street
                               N Easton MA 02356-1200
-----------------------------------------------------------------------------------------------------------------
                               Rockefeller Family Fund Inc                       478,530.891          12.89
                               437 Madison Avenue 37th Floor
                               New York NY 10022
----------------------------------------------------------------------------------------------------------------
                               Chase Manhattan Bank Ttee For                     284,135.778           7.65
                               NY State Deferred Comp Plan
                               4 New York Plz 2nd Floor
                               New York NY 10004
----------------------------------------------------------------------------------------------------------------
High Yield                     Charles Schwab & Co Inc                        14,839,512.318          15.06
                               Special Custody Account For The
                               Attn   Mutual Funds
                               101 Montgomery St
                               San Francisco CA 94104
-----------------------------------------------------------------------------------------------------------------
                               Minnesota Life Insurance Company               11,430,067.903          11.60
                               c/o Advantus Capital Management Inc
                               Station 16-4202
                               400 Robert St
                               St Paul MN 55101
-----------------------------------------------------------------------------------------------------------------
                               PFPC FBO LPL Supermarket Program                6,797,324.891           6.90
                               Attn   Kop-LPL
                               211 South Gulph Road
                               King of Prussia PA 19406
-----------------------------------------------------------------------------------------------------------------
                               Michelin North America Inc                      5,408,863.654           5.49
                               Attn Kris Kapoor
                               One Parkway South PO Box 19001
                               Greenville SC 29602
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                  INSTITUTIONAL CLASS PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF             % OF
      PORTFOLIO                    NAME AND ADDRESS                               SHARES               CLASS
-----------------------------------------------------------------------------------------------------------------
                               Western Metal Industry                          5,069,975.532           5.14
                               c/o Miller Anderson & Sherrerd
                               One Tower Bridge
                               West Conshohocken PA 19428
-----------------------------------------------------------------------------------------------------------------
Intermediate Duration          Union Bank Of California TR Nominee             1,718,634.827          32.72
                               FBO Los Angeles Hotel Restaurant
                               610001264 00
                               PO Box 85484
                               San Diego CA 92186
-----------------------------------------------------------------------------------------------------------------
                               Trust For Civil Society                         1,324,114.982          25.21
                               In Central & Eastern Europe
                               Attn Marianne Ginsburg
                               11 Dupont Circle NW Suite 750
                               Washington DC 20036
-----------------------------------------------------------------------------------------------------------------
                               Boston Safe Deposit And Trust Co As               997,598.630          18.99
                               Trustee Of Scovill Inc
                               Attn James Wenstrom
                               135 Santilli Hwy
                               Everett MA 02149
-----------------------------------------------------------------------------------------------------------------
                               Morgan Stanley Strategic Adviser                  421,882.494           8.03
                               Fund Inc Moderate
                               73 Tremont St
                               Boston MA 02108
-----------------------------------------------------------------------------------------------------------------
                               Mariposa Foundation                               280,160.298           5.33
                               c/o Morgan Stanley
                               1251 Ave Of The Americas 23rd Flr
                               New York NY 10020
-----------------------------------------------------------------------------------------------------------------
International Fixed Income     Western Metal Industry Pension Fund             3,617,154.105          38.66
                               c/o Miller Anderson & Sherrerd
                               One Tower Bridge
                               West Conshohocken PA 19428
-----------------------------------------------------------------------------------------------------------------
                               Dean Witter Reynolds Inc                        2,046,315.022          21.87
                               6th Floor
                               5 World Trade Center
                               New York NY 10048
-----------------------------------------------------------------------------------------------------------------
                               Charles Schwab & Co Inc                         1,788,066.974          19.11
                               Attn Mutual Funds
                               101 Montgomery St
                               San Francisco CA 94104
-----------------------------------------------------------------------------------------------------------------
                               Wellesley College                               1,157,008.575          12.36
                               Attn Robert Bower Controller
                               106 Central St
                               Wellesley MA 02481
-----------------------------------------------------------------------------------------------------------------
Limited Duration               Dean Witter Reynolds Inc                        7,714,720.701          34.93
                               6th Floor
                               5 World Trade Center
                               New York NY 10048
-----------------------------------------------------------------------------------------------------------------
                               Union Bank Of California TR Nominee             2,459,929.869          11.14
                               FBO Los Angeles Hotel Restaurant
                               610001264 00
                               PO Box 85484
                               San Diego CA 92186
-----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                     INSTITUTIONAL CLASS PORTFOLIOS
----------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF             % OF
   PORTFOLIO                    NAME AND ADDRESS                              SHARES               CLASS
----------------------------------------------------------------------------------------------------------
                            Northern California Bakery Drivers              1,685,948.623           7.63
                            Security Fund c/o Zenith
                            301 Mission St - 6th Floor
                            San Francisco CA 94105
----------------------------------------------------------------------------------------------------------
Mid Cap Growth              Charles Schwab & Co Inc                        15,547,702.944          22.44
                            Special Custody Account For The
                            Attn  Mutual Funds
                            101 Montgomery St
                            San Francisco CA 94104
----------------------------------------------------------------------------------------------------------
                            Fidelity Investments Institutional             13,814,270.524          19.94
                            Operations FIIOC As Agent For
                            100 Magellan Way Kwic
                            Covington KY 41015
----------------------------------------------------------------------------------------------------------
Mid Cap Growth II           Morgan Stanley Dean Witter Group                  300,000.000          63.83
                            Attn Karen Terry
                            1221 Avenue Of The Americas 23rd Floor
                            New York NY 10020
----------------------------------------------------------------------------------------------------------
                            Charles Schwab & Co Inc                            79,670.775          16.95
                            Special Custody Account For The
                            Attn Mutual Funds
                            101 Montgomery St
                            San Francisco CA 94104
----------------------------------------------------------------------------------------------------------
Mid Cap Value               Charles Schwab & Co Inc                         9,598,002.863          15.24
                            Special Custody Account For The
                            Attn Mutual Funds
                            101 Montgomery St
                            San Francisco CA 94104
----------------------------------------------------------------------------------------------------------
                            The Northern Trust Company                      6,107,566.538           9.70
                            FBO Ameren Corp Defined Cont Plan
                            PO Box 92956
                            Chicago IL 60675
----------------------------------------------------------------------------------------------------------
                            The Bank Of New York As Ttee For                3,620,015.839           5.75
                            The BF Goodrich Co Master Trust
                            Attn Thomas Macioce
                            12th Floor
                            New York NY 10286
----------------------------------------------------------------------------------------------------------
                            JP Morgan Chase                                 3,468,740.916           5.51
                            FAO Hearst Corporation
                            3 Attn Steve Gray
                            New York NY 11245
----------------------------------------------------------------------------------------------------------
Multi-Asset-Class           Albany Medical College A-29                     4,014,570.008          30.59
                            Combined Funds
                            Attn Irene W Palasz Asset Management
                            47 New Scotland Ave Mail Code 29
                            Albany NY 12208
----------------------------------------------------------------------------------------------------------
                            The Northern Trust Co FBO                       3,385,655.354          25.79
                            Emerson Electric
                            PO Box 92956
                            Chicago IL 60675
----------------------------------------------------------------------------------------------------------
                            Chase Manhattan Bank As Trustee For             1,744,118.643          13.29
                            Milbank Tweed Hadley & McCloy
                            Attn Jeff Salazar 5 Floor
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                         INSTITUTIONAL CLASS PORTFOLIOS
----------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF            % OF
    PORTFOLIO                       NAME AND ADDRESS                              SHARES              CLASS
----------------------------------------------------------------------------------------------------------------
                               3 Chase Metrotech Ctr
                               Brooklyn NY 11245
-----------------------------------------------------------------------------------------------------------------
                               Albany Medical Center Hospital                    789,780.767           6.02
                               Combined Funds
                               Attn Controller
                               New Scotland Avenue
                               Albany NY 12208
-----------------------------------------------------------------------------------------------------------------
Municipal                      Charles Schwab & Co Inc                         3,957,717.748          27.73
                               Attn Mutual Funds
                               101 Montgomery St
                               San Francisco CA 94104
-----------------------------------------------------------------------------------------------------------------
                               Jr Trueman Qualified Subchapter S Trust         1,446,430.129          10.14
                               Attn Barbara Trueman
                               5490 Hayden Run Rd
                               Hilliard OH 43026
-----------------------------------------------------------------------------------------------------------------
Small Cap Growth               Charles Schwab & Co Inc                         1,656,892.433          20.86
                               Special Custody Account For The
                               Attn Mutual Funds
                               101 Montgomery St
                               San Francisco CA 94104
-----------------------------------------------------------------------------------------------------------------
                               PFPC FBO LPL Supermarket Program                  918,992.353          11.57
                               Attn  Kop-LPL
                               211 South Gulph Road
                               King of Prussia PA 19406
-----------------------------------------------------------------------------------------------------------------
                               The Duke Endowment                                842,461.869          10.61
                               Chief Investment Officer
                               100 North Tryon St Suite 3500
                               Charlotte NC 28202-4012
-----------------------------------------------------------------------------------------------------------------
                               National Financial Services Corp FBO              470,466.002           5.92
                               Their Customers
                               Church Street Station
                               New York NY 10008-3908
-----------------------------------------------------------------------------------------------------------------
Small Cap Value                Fidelity Investments Institutional              4,949,160.085           7.36
                               Operations FIIOC As Agent For
                               100 Magellan Way Kwic
                               Covington KY 41015
-----------------------------------------------------------------------------------------------------------------
                               Northern Trust Company As Ttee                  3,692,966.327           5.49
                               FBO Potomac Electric Power Co Gen R Pl
                               PO Box 92956
                               Chicago IL 60675
-----------------------------------------------------------------------------------------------------------------
                               Charles Schwab & Co Inc                         3,450,381.180           5.13
                               Special Custody Account For The
                               Attn Mutual Funds
                               101 Montgomery St
                               San Francisco CA 94104
-----------------------------------------------------------------------------------------------------------------
Strategic Small Value          Bradley S Daniels                                  53,314.961          27.06
                               801 Foxfield Rd
                               Lower Gwynedd PA 19002
-----------------------------------------------------------------------------------------------------------------
                               A Morris Williams Jr                               52,344.236          26.57
                               120 Righters Mill Road
                               Gladwyne PA 19035-1531
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                  INSTITUTIONAL CLASS PORTFOLIOS
------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF       % OF
    PORTFOLIO                     NAME AND ADDRESS                            SHARES        CLASS
------------------------------------------------------------------------------------------------------
                           Ellen D Harvey                                   10,472.414       5.32
                           756 Rugby Rd
                           Bryn Mawr PA 19010-3833
------------------------------------------------------------------------------------------------------
                           Marna C Whittington                              10,468.847       5.31
                           2959 Barley Road
                           Yorklyn DE 19736
------------------------------------------------------------------------------------------------------
Special Purpose Fixed      Robertson Research Fund                       3,314,427.194      13.62
Income                     Cold Spring Harbor Laboratory
                           Attn Alison McDermott
                           PO Box 100
                           Cold Spring Harbor NY 11724-0100
------------------------------------------------------------------------------------------------------
                           The Cold Spring Harbor Fund                   2,608,198.697      10.71
                           Attn  Alison McDermott
                           PO Box 100 Burgtown Road
                           Cold Spring Harbor NY 11724
------------------------------------------------------------------------------------------------------
                           Fleet National Bank                           2,289,764.149       9.41
                           FBO Hartford Hospital
                           PO Box 92800
                           Rochester NY 14692-8900
------------------------------------------------------------------------------------------------------
Value                      Charles Schwab & Co Inc                      14,655,195.990      34.60
                           Special Custody Account For The
                           Attn Mutual Funds
                           101 Montgomery St
                           San Francisco CA 94104
------------------------------------------------------------------------------------------------------
                           Mac & Co A/C MSWF1000162                      4,260,130.793      10.06
                           PO Box 3198
                           Pittsburgh PA 15230-3198
------------------------------------------------------------------------------------------------------
                           Mellon Trust As Trustee Of The Eastman        2,399,293.539       5.66
                           Kodak Savings And Investment Plan
                           135 Santilli Hwy
                           Everett MA 02149-1906
------------------------------------------------------------------------------------------------------
                           Norwest Bank Ttee FBO                         2,312,195.801       5.46
                           County Of Los Angeles 401K Savings Plan
                           Attn Great-West Life & Annuity
                           8515 East Orchard Rd Attn  2T2
                           Englewood CO 80111
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                    INVESTMENT CLASS PORTFOLIOS
------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF       % OF
    PORTFOLIO                     NAME AND ADDRESS                            SHARES        CLASS
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                           INVESTMENT CLASS PORTFOLIOS
------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER
      PORTFOLIO                       NAME AND ADDRESS                           OF SHARES         % OF CLASS
------------------------------------------------------------------------------------------------------------------
Balanced                       Mitra & Co                                       586,150.100           98.12
                               1000 N Water Street
                               Milwaukee WI 53202-6648
------------------------------------------------------------------------------------------------------------------
Cash Reserves                  MSDW Stable Value Plan--SEI Trustee            4,340,105.840          100.00
                               Attention Jeff Ryan
                               530 E Swedesford Road
                               Wayne PA 19087-1693
------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income         MSDW Stable Value Plan--SEI Trustee            3,484,997.516           55.86
                               Attention Jeff Ryan
                               530 E Swedesford Road
                               Wayne PA 19087-1693
------------------------------------------------------------------------------------------------------------------
                               Morgan Stanley Co FBO                            594,737.225            9.53
                               Ecological Trust Fund of
                               The Nature Conservancy
                               4245 North Fairfax Drive 100
                               Arlington VA 22203
------------------------------------------------------------------------------------------------------------------
                               Zoological Society of Philadelphia               372,514.246            5.97
                               Endowment
                               Attn Joe Steuer
                               3400 West Girard Ave
                               Philadelphia PA 19104-1196
------------------------------------------------------------------------------------------------------------------
                               Testa And Co                                     371,794.678            5.96
                               Attn Mutual Fund Dept
                               PO Box 31412
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                           INVESTMENT CLASS PORTFOLIOS
------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER
      PORTFOLIO                       NAME AND ADDRESS                           OF SHARES         % OF CLASS
------------------------------------------------------------------------------------------------------------------
                               Rochester; NY 14603-1412
------------------------------------------------------------------------------------------------------------------
High Yield                     Boston & Co 10113608004                          474,898.236           26.37
                               PO Box 534005
                               Pittsburgh PA 15253-4005
------------------------------------------------------------------------------------------------------------------
                               First Union National Bank                        428,749.060           23.81
                               FBO No American Van Lines Retirement Pl
                               1524 West W T Harris Blvd - NC1151
                               Charlotte NC 28288-1151
------------------------------------------------------------------------------------------------------------------
                               The Philadelphia Foundation                      334,712.305           18.59
                               Attn Julia R Dutton
                               1234 Market St Suite 1900
                               Philadelphia PA 19102
------------------------------------------------------------------------------------------------------------------
                               Eamco-910004035 c/o Riggs Bank NA                127,055.880            7.06
                               Mutual Fund Desk RS 300
                               PO Box 96211
                               Washington DC 20090-6211
------------------------------------------------------------------------------------------------------------------
                               Northern Trust Company As Custodian              120,743.345            6.70
                               For Noblehouse International Ltd
                               PO Box 92956
                               Chicago IL 60675
------------------------------------------------------------------------------------------------------------------
Intermediate Duration          MSDW Stable Value Plan- SEI Trustee            3,943,780.355          100.00
                               Attention Jeff Ryan
                               530 E Swedesford Road
                               Wayne PA 19087-1693
------------------------------------------------------------------------------------------------------------------
Mid Cap Value                  FTC & Co Attn Datalynx 022                       794,588.041           29.80
                               PO Box 173736
                               Denver CO 80217-3736
------------------------------------------------------------------------------------------------------------------
                               Donaldson Lufkin & Jenrette                      181,997.698            6.83
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                           INVESTMENT CLASS PORTFOLIOS
------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER
      PORTFOLIO                       NAME AND ADDRESS                           OF SHARES         % OF CLASS
------------------------------------------------------------------------------------------------------------------
                               Securities Corporation
                               1 Pershing Plaza
                               Jersey City NJ 07399
------------------------------------------------------------------------------------------------------------------
                               Suntrust Bank Inc Ttee                           174,137.700            6.53
                               The Philadelphia Coca-Cola Bottling Co
                               Master Tr - Furman Selz CM
                               AC 11051301137302 PO
                               Box 105870-Ctr3144 Atlanta GA 30348-5870
------------------------------------------------------------------------------------------------------------------
                               Columbia Trust Company Ttee                      161,504.832            6.06
                               FBO The Columbian Employees PSP
                               Attn Vicki Artis
                               1301 SW Fifth Ave
                               Portland OR 97201-5601
------------------------------------------------------------------------------------------------------------------
Multi-Asset Class              Kano - Zimmerman Profit Sharing Plan             264,138.420           50.88
                               Attn Rhoads Zimmerman
                               PO Box 110098
                               Nashville TN 37222
------------------------------------------------------------------------------------------------------------------
                               English Speaking Union                           255,004.916           49.12
                               Central Florida Branch
                               Attn Robert D Hostetter Jr
                               1330 Mayfield Ave
                               Winter Park FL 32789
------------------------------------------------------------------------------------------------------------------
Value                          Chase Manhattan Bank Ttee For                  1,306,818.444           89.52
                               NY State Deferred Comp Plan
                               Attn Gladstone Stephenson
                               2nd Floor
                               New York NY 10004
------------------------------------------------------------------------------------------------------------------
                               The Clovernook Center                            131,770.285            9.03
                               Attn VP of Finance
                               7000 Hamilton Avenue
                               Cincinnati, OH 45231
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                            ADVISER CLASS PORTFOLIOS
------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER
      PORTFOLIO                       NAME AND ADDRESS                           OF SHARES         % OF CLASS
------------------------------------------------------------------------------------------------------------------
Balanced                       Fidelity Investments Institutional             3,306,902.183           54.95
                               Operations Co FIIOC as Agent for
                               100 Magellan Way KWLC
                               Covington KY 41015
------------------------------------------------------------------------------------------------------------------
                               Putnam Investments Ttee                        1,566,397.698           26.03
                               FBO Nissan Employee Savings Plan
                               Attn DC Plan Admin Team
                               One Investors Way MS C4d
                               Norwood MA 02062
------------------------------------------------------------------------------------------------------------------
                               Putnam Investments Ttee                          617,771.736           10.27
                               FBO ABN Amro LLC Securities 401K Saving
                               Attn DC Plan Admin Team
                               One Investors Way MS N3G
                               Norwood MA 02062-9105
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                            ADVISER CLASS PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF            % OF
         PORTFOLIO                      NAME AND ADDRESS                           SHARES              CLASS
-----------------------------------------------------------------------------------------------------------------
                               Putnam Investments Ttee FBO                       430,849.434           7.16
                               ING US Financial Holdings Corp
                               401K Savings Plan
                               Attn DC Plan Admin Team
                               One Investors Way MS N3G
                               Norwood MA 02062
-----------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income         American Express Trust Company FBO                527,378.722          98.44
                               The Benefit of American Express
                               Trust Retirement Services Plans
                               996 AXP Financial Ctr
                               Minneapolis MN 55474
-----------------------------------------------------------------------------------------------------------------
Equity                         T Rowe Price Trust Co                              65,974.211          81.00
                               FBO Alliance Partners
                               RPS Asset Reconciliation
                               PO Box 17215
                               Baltimore MD 21297-7215
-----------------------------------------------------------------------------------------------------------------
                               USET Retirement Trust                              12,294.172          15.09
                               c/o US Equestrian Team Inc
                               Attn Mark P Piwowar CFO
                               Pottersville Road
                               Gladstone NJ 07934
-----------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income         Fidelity Investments Institutional              5,878,396.600          39.22
                               Operations Co FIIOC as Agent for
                               100 Magellan Way KWLC
                               Covington KY 41015
-----------------------------------------------------------------------------------------------------------------
                               Transco & Co                                    2,210,241.949          14.75
                               Attn  Wealth Management 10th Floor
                               PO Box 48698
                               Wichita KS 67201
-----------------------------------------------------------------------------------------------------------------
                               Transco & Co                                    1,938,476.006          12.93
                               Attn Wealth Management 10th Floor
                               PO Box 48698
                               Wichita KS 67201
-----------------------------------------------------------------------------------------------------------------
                               Wendel & Co A/C 295773                          1,273,695.423           8.50
                               c/o The Bank Of New York
                               P O Box 1066 Wall Street Station
                               New York NY 10286
-----------------------------------------------------------------------------------------------------------------
                               Fidelity Management Trust Company               1,171,190.295           7.81
                               Attn Ben Branham
                               Mail Zone H10C
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                     ADVISER CLASS PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF               % OF
        PORTFOLIO                    NAME AND ADDRESS                            SHARES                CLASS
-----------------------------------------------------------------------------------------------------------------
                               82 Devonshire ST
                               Boston MA 02109
-----------------------------------------------------------------------------------------------------------------
                               Resources Trust Co                                921,989.174           6.15
                               For The Exclusive Benefit of
                               Various IMS Customers
                               P O Box 3865
                               Englewood CO 80155-3865
-----------------------------------------------------------------------------------------------------------------
                               Pan-American Life Insurance Company               915,925.988           6.11
                               Separate Account VII
                               14th Floor
                               601 Poydras ST
                               New Orleans LA 70130
-----------------------------------------------------------------------------------------------------------------
High Yield                     National Financial Services Corporation        16,045,192.579          86.24
                               For Exclusive Benefit of Our Customers
                               Attn  Mutual Funds Dept  5th Floor
                               One World Financial Center
                               New York NY 10281
-----------------------------------------------------------------------------------------------------------------
                               Fidelity Investments Institutional              1,393,262.257           7.49
                               Operations Co FIIOC As Agent For
                               100 Magellan Way KW1C
                               Covington KY 41015
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth                 Fidelity Investments Institutional             21,208,467.732          45.22
                               Operations Co FIIOC As Agent For
                               100 Magellan Way KWLC
                               Covington KY 41015
-----------------------------------------------------------------------------------------------------------------
                               Merrill Lynch Trust Co Ttee                     5,727,521.950          12.21
                               FBO Qualified Retirement Plans
                               Attn Jerry Stone
                               265 Davidson Ave
                               Somerset NJ 08873
-----------------------------------------------------------------------------------------------------------------
                               National Financial Services Corporation         5,445,793.768          11.61
                               For Exclusive Benefit Of Our Customers
                               Attn  Mutual Funds Dept 5th Floor
                               One World Financial Center
                               New York NY 10281
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                     ADVISER CLASS PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF             % OF
        PORTFOLIO                    NAME AND ADDRESS                             SHARES               CLASS
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Mid Cap Value                  Fidelity Investments Institutional              1,500,067.254          21.29
                               Operations Co FIIOC As Agent For
                               100 Magellan Way  KWLC
                               Covington KY 41015
-----------------------------------------------------------------------------------------------------------------
                               Mellon Bank As Agent/Omnibus Account              807,036.066          11.45
                               Omnibus Aim 026 0027
                               135 Santilli Hwy
                               Everett MA 02149-1950
-----------------------------------------------------------------------------------------------------------------
                               The Union Central Life Insurance                  618,857.889           8.78
                               Company-Group Separate Account
                               Attn Roberta Ujuary
                               1876 Waycross Rd
                               Cincinnati OH 45240
-----------------------------------------------------------------------------------------------------------------
                               UMB Bank NA                                       607,829.297           8.63
                               PO Box 419692 Employee Benefits Div
                               1010 Grand Ave
                               Kansas City MO 64141-6692
-----------------------------------------------------------------------------------------------------------------
                               Charles Schwab & Co Inc                           519,910.417           7.38
                               Special Custody FBO Customers
                               101 Montgomery St
                               San Francisco CA 94104
-----------------------------------------------------------------------------------------------------------------
Small Cap Growth               National Financial Services Corporation            78,379.567          82.71
                               For Exclusive Benefit Of Our Customers
                               Attn  Mutual Funds Dept 5th Floor
                               One World Financial Center
                               New York, NY 10281
-----------------------------------------------------------------------------------------------------------------
                               Morgan Stanley Co FBO                              13,344.009          14.08
                               Mr Frank Mori
                               c/o Lewis Braff Co
                               60 E 42nd Street
                               NY, NY 10165
-----------------------------------------------------------------------------------------------------------------
                               Fidelity Investments Institutional              1,396,747.277          35.88
                               Operations Co FIIOC As Agent For
                               100 Magellan Way  KW1C
                               Covington KY 41015
-----------------------------------------------------------------------------------------------------------------
                               UMB Bank NA                                       827,566.798          21.26
                               PO Box 419692 Employee Benefits Div
                               1010 Grand Ave
                               Kansas City MO 64141-6692
-----------------------------------------------------------------------------------------------------------------
                               Putnam                                            387,999.540           9.97
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                     ADVISER CLASS PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF               % OF
        PORTFOLIO                    NAME AND ADDRESS                            SHARES                CLASS
-----------------------------------------------------------------------------------------------------------------
                               Investments Ttee FBO
                               Koch Industries Inc
                               Attn DC Plan Admin Team
                               One Investors Way MS N2E
                               Norwood MA 02062
-----------------------------------------------------------------------------------------------------------------
                               MAC & CO A/C SBKF97C4082                          321,740.088           8.27
                               Attn  Mutual Funds Operations
                               PO Box 3198
                               Pittsburgh PA 15230-3198
-----------------------------------------------------------------------------------------------------------------
                               Vanguard Fiduciary Trust Co                       237,949.134           6.11
                               FBO MAS Adviser Class Funds
                               Attn Outside Funds
                               PO BOX 2600 VM #613
                               Valley Forge PA 19482
-----------------------------------------------------------------------------------------------------------------
Value                          State Street Bank Ttee FBO                     30,548,163.203          52.77
                               200 Newport Avenue
                               JQ6N
                               North Quincy MA 02171
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                     ADVISER CLASS PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF               % OF
        PORTFOLIO                    NAME AND ADDRESS                            SHARES                CLASS
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                               National Financial Services Corporation        14,402,079.109          24.88
                               For Exclusive Benefit Of Our Customers
                               Attn Mutual Funds Dept 5th Floor
                               One World Financial Center
                               New York NY 10281
-----------------------------------------------------------------------------------------------------------------
                               Fidelity Investments Institutional             10,471,794.564          18.09
                               Operations Co FIIOC As Agent For
                               100 Magellan Way KW1C
                               Covington KY 41015
-----------------------------------------------------------------------------------------------------------------


The persons listed above as owning 25% or more of the outstanding shares of each Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolios. As a result, those persons would have the ability to vote a majority of the shares of the Portfolios on any matter requiring the approval of shareholders of such Portfolios.

                             PERFORMANCE INFORMATION

The Fund may from time to time quote various performance figures to illustrate the past performance of its Portfolios. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods for computing performance follows.

Total Return

A Portfolio's average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods (or, if shorter, the period since inception of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5, and 10 year period (or, if shorter, the period since inception of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis. When considering average total return figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any one period might have been greater or less than the average for the entire period. Average annual total return is calculated according to the following formula:

                                P (1+T)/n/ = ERV

Where:   P =   a hypothetical initial payment of $1,000
               T = average annual total return
               n = number of years
               ERV  = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period

The average annual total return of the Institutional Class Shares of each Portfolio for the periods noted is set forth below:


----------------------------------------------------------------------------------------------------------------------
                                              1 Year ended   5 Years ended     10 Years     Inception to   Inception
        Portfolio                               9/30/01         9/30/01          9/30/01      9/30/01       Date
----------------------------------------------------------------------------------------------------------------------
Equity Portfolio                                  -30.58            7.85          10.71        13.49      11/14/84
----------------------------------------------------------------------------------------------------------------------
Growth Portfolio *                                   N/A             N/A            N/A          N/A           N/A
----------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                          -50.80           10.57          13.99        16.05       3/30/90
----------------------------------------------------------------------------------------------------------------------
Mid Cap Growth II                                    N/A             N/A            N/A          N/A      12/28/00
----------------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                           -21.23           14.68            N/A        19.14      12/30/94
----------------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                        -50.83             N/A            N/A        38.17       6/30/98
----------------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio                         -21.25            7.99          13.86        11.03        7/1/86
----------------------------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio                     -.60             N/A            N/A         4.41       6/30/00
----------------------------------------------------------------------------------------------------------------------
Value Portfolio                                     8.68            8.79          13.25        14.41       11/5/84
----------------------------------------------------------------------------------------------------------------------
Value II Portfolio *                                 N/A             N/A            N/A          N/A           N/A
----------------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                             5.03            5.33           4.77         4.97       8/29/90
----------------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                   13.68            7.57           8.20         9.13       9/29/87
----------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                   12.74            7.80           8.37         9.99      11/14/84
----------------------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio            13.45            7.72           7.94         8.97       8/31/90
----------------------------------------------------------------------------------------------------------------------
Global Fixed Income Portfolio                       5.26            2.39            N/A         4.83       4/30/93
----------------------------------------------------------------------------------------------------------------------
High Yield Portfolio                              -16.27            1.50           7.81         7.38       2/28/89
----------------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                    13.42            7.40            N/A         7.81       10/3/94
----------------------------------------------------------------------------------------------------------------------
International Fixed Income Portfolio                3.63             .88            N/A         3.63       4/29/94
----------------------------------------------------------------------------------------------------------------------
Limited Duration Portfolio                         10.23            6.64            N/A         6.23       3/31/92
----------------------------------------------------------------------------------------------------------------------
Municipal Portfolio                                10.69            6.57            N/A         7.12       10/1/92
----------------------------------------------------------------------------------------------------------------------
NY Municipal Portfolio *                             N/A             N/A            N/A          N/A           N/A
----------------------------------------------------------------------------------------------------------------------
Special Purpose Fixed Income Portfolio             13.04            7.88            N/A         8.60       3/31/92
----------------------------------------------------------------------------------------------------------------------
Targeted Duration Portfolio *                        N/A             N/A            N/A          N/A           N/A
----------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                                -13.51            8.76            N/A         9.85      12/31/92
----------------------------------------------------------------------------------------------------------------------
Balanced Plus Portfolio *                            N/A             N/A            N/A          N/A           N/A
----------------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                       -17.23            5.73            N/A         8.31       7/29/94
----------------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio            11.12            8.75            N/A        10.33       10/7/94
----------------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio         10.13             N/A            N/A         9.35       6/20/00
----------------------------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                        13.30            8.12            N/A         8.25       4/12/95
----------------------------------------------------------------------------------------------------------------------



* The Growth, Value II, NY Municipal, Targeted Duration and Balanced Plus Portfolios had not commenced operations as of September 30, 2001.

The average annual total return of the Investment Class shares of each Portfolio for the periods noted is set forth below:

---------------------------------------------------------------------------------------------------------------
                                           1 Year         5 Years         10 Years
                                            ended          ended           ended     Inception to   Inception
                Portfolio                  9/30/01        9/30/01         9/30/01       9/30/01        Date
                ---------
---------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                     -21.36           14.48            N/A         14.43       5/10/96
---------------------------------------------------------------------------------------------------------------
Value Portfolio                               8.46            8.62            N/A          8.89        5/6/96
---------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                       4.88             N/A            N/A          5.29       8/16/99
---------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio             12.59             N/A            N/A          7.47      10/15/96
---------------------------------------------------------------------------------------------------------------
High Yield Portfolio                        -16.42            1.34            N/A          2.23       5/21/96
---------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio              13.24             N/A            N/A          9.59       8/16/99
---------------------------------------------------------------------------------------------------------------
Balanced Portfolio                          -13.65             N/A            N/A          7.84        4/3/97
---------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                 -17.42            5.56            N/A          5.57       6/10/96
---------------------------------------------------------------------------------------------------------------


The average annual total return of the Adviser Class Shares of each Portfolio for the periods noted is set forth below:


---------------------------------------------------------------------------------------------------------------
                                           1 Year         5 Years         10 Years
                                            ended          ended            ended    Inception to   Inception
                Portfolio                  9/30/01        9/30/01          9/30/01      9/30/01        Date
                ---------
---------------------------------------------------------------------------------------------------------------
Equity Portfolio                            -30.81             N/A            N/A          1.94       1/16/98
---------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                    -50.91             N/A            N/A         11.16       1/31/97
---------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                     -21.40             N/A            N/A          2.67       7/17/98
---------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                     N/A             N/A            N/A        -30.80       1/10/01
---------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio                   -21.46             N/A            N/A          1.37       1/22/99
---------------------------------------------------------------------------------------------------------------
Value Portfolio                               8.49             N/A            N/A         10.29       7/17/96
---------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio             13.29             N/A            N/A          7.06        3/1/99
---------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio             12.43             N/A            N/A          7.02       11/7/96
---------------------------------------------------------------------------------------------------------------
High Yield Portfolio                        -16.62             N/A            N/A          0.00       1/31/97
---------------------------------------------------------------------------------------------------------------
Balanced Portfolio                          -13.79             N/A            N/A          8.04       11/1/96
---------------------------------------------------------------------------------------------------------------


The Portfolios may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. Aggregate total returns may be shown by means of schedules, charts or graphs and may include subtotals of the various components of total return (e.g., income dividends or returns for specific types of securities such as industry or country types). The formula for calculating aggregate total return can be expressed as follows:

                   Aggregate Total Return =  [ ( ERV ) - P ]
                                            -----------------
                                                         P

The aggregate total return of each Portfolio for the periods noted is set forth below. One year aggregate total return figures and Portfolio inception dates are reflected under the average annual total return figures provided above.

-----------------------------------------------------------------------------------------------------------
                                                          5 Years Ended    10 Years Ended   Inception to
                       Portfolio                            9/30/01 *        9/30/01 *        9/30/01 *
-----------------------------------------------------------------------------------------------------------
Equity Portfolio                                              45.93            176.52          746.18
-----------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                                      65.28            270.37          454.34
-----------------------------------------------------------------------------------------------------------
Mid Cap Growth II Portfolio                                    N/A              N/A            -51.50
-----------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                                       98.33             N/A            226.24
-----------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                                     N/A              N/A            186.17
-----------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio                                     46.86            266.05          393.19
-----------------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio                                N/A              N/A             5.56
-----------------------------------------------------------------------------------------------------------
Value Portfolio                                               52.42            247.14          873.35
-----------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                                       29.64            59.35            71.18
-----------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                              44.05            119.88          239.76
-----------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                              45.59            123.42          398.62
-----------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio                       45.07            114.72          159.05
-----------------------------------------------------------------------------------------------------------
Global Fixed Income Portfolio                                 12.51             N/A             48.77
-----------------------------------------------------------------------------------------------------------
High Yield Portfolio                                           7.72            112.21          145.12
-----------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                               42.89             N/A             69.14
-----------------------------------------------------------------------------------------------------------
International Fixed Income Portfolio                           4.46             N/A             30.30
-----------------------------------------------------------------------------------------------------------
Limited Duration Portfolio                                    37.92             N/A             77.53
-----------------------------------------------------------------------------------------------------------
Municipal Portfolio                                           37.43             N/A             85.74
-----------------------------------------------------------------------------------------------------------
Special Purpose Fixed Income Portfolio                        46.10             N/A            119.09
-----------------------------------------------------------------------------------------------------------
Balanced Portfolio                                            52.18             N/A            127.42
-----------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                   32.17             N/A             77.30
-----------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio                       52.11             N/A             98.63
-----------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio                     N/A              N/A             12.11
-----------------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                                   47.75             N/A             66.93
-----------------------------------------------------------------------------------------------------------


* The above performance information relates solely to the Institutional Class. Performance for the Investment Class and Adviser Class would be lower because of the Shareholder Servicing fees and 12b-1 fees charged to the Investment Class and Adviser Class, respectively.




The Portfolios may also calculate a total return gross of all expenses which reflects the cumulative percentage change in value over the measuring period prior to the deduction of all fund expenses. The formula for calculating the total return gross of all expenses can be expressed as follows:

Total Return Gross of all Expenses = ((ERV + E)/P) -1)

E = Fund expenses deducted from the ending redeemable value during the measuring period.

The annualized since inception gross of fees returns of the Institutional Class
                                                            -------------------
Portfolios are set forth below:
----------

     ---------------------------------------------------------------------------
                          Portfolio                        Total Return (%)
     ---------------------------------------------------------------------------
     Equity Portfolio                                           14.20
     ---------------------------------------------------------------------------
     Mid Cap Growth Portfolio                                   16.74
     ---------------------------------------------------------------------------
     Mid Cap Growth II                                          -51.50
     ---------------------------------------------------------------------------
     Mid Cap Value Portfolio                                    20.14
     ---------------------------------------------------------------------------

        ---------------------------------------------------------------------------------
                             Portfolio                            Total Return (%)
        ---------------------------------------------------------------------------------
        Small Cap Growth Portfolio                                     39.65
        ---------------------------------------------------------------------------------
        Small Cap Value Portfolio                                      11.98
        ---------------------------------------------------------------------------------
        Strategic Small Value Portfolio                                 5.75
        ---------------------------------------------------------------------------------
        Value Portfolio                                                15.13
        ---------------------------------------------------------------------------------
        Cash Reserves Portfolio                                         5.27
        ---------------------------------------------------------------------------------
        U.S. Core Fixed Income Portfolio                                9.66
        ---------------------------------------------------------------------------------
        Core Plus Fixed Income Portfolio                               10.51
        ---------------------------------------------------------------------------------
        Investment Grade Fixed Income Portfolio                         9.49
        ---------------------------------------------------------------------------------
        Global Fixed Income Portfolio                                   5.45
        ---------------------------------------------------------------------------------
        High Yield Portfolio                                            8.00
        ---------------------------------------------------------------------------------
        Intermediate Duration Portfolio                                 8.34
        ---------------------------------------------------------------------------------
        International Fixed Income Portfolio                            4.18
        ---------------------------------------------------------------------------------
        Limited Duration Portfolio                                      6.66
        ---------------------------------------------------------------------------------
        Municipal Portfolio                                             7.70
        ---------------------------------------------------------------------------------
        Special Purpose Fixed Income Portfolio                          9.13
        ---------------------------------------------------------------------------------
        Balanced Portfolio                                             10.46
        ---------------------------------------------------------------------------------
        Multi-Asset-Class Portfolio                                     9.08
        ---------------------------------------------------------------------------------
        Advisory Foreign Fixed Income Portfolio                        10.36
        ---------------------------------------------------------------------------------
        Advisory Foreign Fixed Income II Portfolio                      1.74
        ---------------------------------------------------------------------------------
        Advisory Mortgage Portfolio                                     7.43
        ---------------------------------------------------------------------------------


The annualized since inception gross of fees returns of the Investment Class
                                                            ----------------
Portfolios are set forth below:
----------


        ---------------------------------------------------------------------------------
                             Portfolio                            Total Return (%)
        ---------------------------------------------------------------------------------
        Mid Cap Value                                                  15.28
        ---------------------------------------------------------------------------------
        Value                                                           9.68
        ---------------------------------------------------------------------------------
        Cash Reserves *                                                 5.80
        ---------------------------------------------------------------------------------
        Core Plus Fixed Income                                          8.13
        ---------------------------------------------------------------------------------
        High Yield                                                      2.91
        ---------------------------------------------------------------------------------
        Intermediate Duration                                          10.12
        ---------------------------------------------------------------------------------
        Balanced                                                        8.68
        ---------------------------------------------------------------------------------
        Multi-Asset-Class                                               6.55
        ---------------------------------------------------------------------------------


*    Cumulative Return Since Inception (8/16/99)



The annualized since inception gross of fees returns of the Adviser Class
                                                            -------------
Portfolios are set forth below:
----------


        ---------------------------------------------------------------------------------
                             Portfolio                            Total Return (%)
        ---------------------------------------------------------------------------------
        Equity Portfolio                                                2.83
        ---------------------------------------------------------------------------------
        Mid Cap Growth                                                 12.06
        ---------------------------------------------------------------------------------
        Mid Cap Value                                                   5.02
        ---------------------------------------------------------------------------------
        Small Cap Growth                                              -19.62
        ---------------------------------------------------------------------------------
        Small Cap Value                                                 2.36
        ---------------------------------------------------------------------------------
        Value                                                          11.19
        ---------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------
                        Portfolio                                  Total Return(%)
        ---------------------------------------------------------------------------------
        U.S. Core Fixed Income                                          7.64
        ---------------------------------------------------------------------------------
        Core Plus Fixed Income                                          7.78
        ---------------------------------------------------------------------------------
        High Yield                                                       .75
        ---------------------------------------------------------------------------------
        Balanced                                                        8.90
        ---------------------------------------------------------------------------------





The Municipal and NY Municipal Portfolio may also calculate a total return which reflects the cumulative percentage change in value over the measuring period after the deduction of income taxes. The formula for calculating the total after tax return can be expressed as follows:

Total After Tax Return = (((((ERV-M)/P) x T) + (M/P))-1)
M = Portion of ending redeemable value which was derived from tax exempt income.

T = Applicable tax rate.


The after tax returns are as follows for the Municipal Portfolio for the period 10/1/92 (inception) through 9/30/01:

        Pre-tax return                                          Post-tax return
Municipal Portfolio      6.69 */ 67.80 ** 6.72 */ 68.26 **

*Annualized
**Cumulative
The federal tax rate used was 31%. All municipal interest was considered exempt from federal taxes.

Yield

In addition to total return, each Portfolio of the Fund (except the Cash Reserves Portfolio) may quote performance in terms of a 30-day yield. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, therefore the advertised 30-day yield may not reflect the income paid to your own account or the yield reported in the Portfolio's reports to shareholders. A Portfolio may also advertise or quote a yield which is gross of expenses.

The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

                           Yield = 2 [((a-b/cd) + 1)/6/ - 1]

Where:
a =  dividends and interest earned during the period.
b =  expenses accrued for the period (net of reimbursements).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d =  the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations. The 30-day yield figures for each of the Fund's Fixed Income and equity Portfolios (except for the Cash Reserve Portfolio) is set forth below:


          ------------------------------------------------------------------------
                                                                    Period Ending
                Institutional Class Portfolios                        9/30/01
          ------------------------------------------------------------------------
          Equity Portfolio                                                  0.73%
          ------------------------------------------------------------------------
          Growth Portfolio *                                                  N/A
          ------------------------------------------------------------------------
          Mid Cap Growth Portfolio                                         -0.10%
          ------------------------------------------------------------------------
          Mid Cap Growth II Portfolio
          ------------------------------------------------------------------------
          Mid Cap Value Portfolio                                           0.17%
          ------------------------------------------------------------------------
          Small Cap Growth Portfolio                                       -1.71%
          ------------------------------------------------------------------------
          Small Cap Value Portfolio                                         0.55%
          ------------------------------------------------------------------------
          Strategic Small Value Portfolio
          ------------------------------------------------------------------------
          Value Portfolio                                                   1.21%
          ------------------------------------------------------------------------
          Value II Portfolio *                                                N/A
          ------------------------------------------------------------------------
          U.S. Core Fixed Income Portfolio                                  4.72%
          ------------------------------------------------------------------------
          Core Plus Fixed Income Portfolio                                  5.38%
          ------------------------------------------------------------------------
          Investment Grade Fixed Income Portfolio                           5.06%
          ------------------------------------------------------------------------
          Global Fixed Income Portfolio                                     5.37%
          ------------------------------------------------------------------------
          High Yield Portfolio                                             13.86%
          ------------------------------------------------------------------------
          Intermediate Duration Portfolio                                   4.61%
          ------------------------------------------------------------------------
          International Fixed Income Portfolio                              3.25%
          ------------------------------------------------------------------------
          Limited Duration Portfolio                                        4.39%
          ------------------------------------------------------------------------
          Municipal Portfolio                                               3.29%
          ------------------------------------------------------------------------
          NY Municipal Portfolio *                                            N/A
          ------------------------------------------------------------------------
          Special Purpose Fixed Income Portfolio                            6.25%
          ------------------------------------------------------------------------
          Targeted Duration Portfolio *                                       N/A
          ------------------------------------------------------------------------
          Balanced Portfolio                                                2.65%
          ------------------------------------------------------------------------
          Balanced Plus Portfolio *                                           N/A
          ------------------------------------------------------------------------
          Multi-Asset-Class Portfolio                                       2.29%
          ------------------------------------------------------------------------
          Advisory Foreign Fixed Income Portfolio                           4.95%
          ------------------------------------------------------------------------
          Advisory Foreign Fixed Income II Portfolio                        4.29%
          ------------------------------------------------------------------------
          Advisory Mortgage Portfolio                                       4.51%
          ------------------------------------------------------------------------



* As of September 30, 2001, the Growth, Value II, NY Municipal, Targeted Duration, and the Balanced Portfolios had not commenced operations.


          ------------------------------------------------------------------------
                                                                    Period Ending
           Investment Class Portfolios                                9/30/01
          ------------------------------------------------------------------------
          Mid Cap Value Portfolio                                           0.01%
          ------------------------------------------------------------------------
          Value Portfolio                                                   1.06%
          ------------------------------------------------------------------------
          U.S. Core Fixed Income*                                             N/A
          ------------------------------------------------------------------------
          Core Plus Fixed Income                                            5.20%
          ------------------------------------------------------------------------
          High Yield                                                       13.86%
          ------------------------------------------------------------------------
          Intermediate Duration                                             4.44%
          ------------------------------------------------------------------------
          Balanced                                                          2.50%
          ------------------------------------------------------------------------
          Multi-Asset-Class                                                 2.13%
          ------------------------------------------------------------------------



* As of September 30, 2001, the U.S. Core Fixed Income Portfolio had not commenced operations.

          ------------------------------------------------------------------------
                                                                  Period Ending
          Adviser Class Portfolios                                  9/30/01
          ------------------------------------------------------------------------
          Equity Portfolio                                             0.55%
          ------------------------------------------------------------------------
          Mid Cap Growth Portfolio                                    -0.36%
          ------------------------------------------------------------------------
          Mid Cap Value Portfolio                                      0.17%
          ------------------------------------------------------------------------
          Small Cap Growth*                                             N/A
          ------------------------------------------------------------------------
          Small Cap Value                                              0.28%
          ------------------------------------------------------------------------
          Value Portfolio                                              0.96%
          ------------------------------------------------------------------------
          U.S. Core Fixed Income                                       4.48%
          ------------------------------------------------------------------------
          Core Plus Fixed Income                                       5.01%
          ------------------------------------------------------------------------
          High Yield                                                  13.86%
          ------------------------------------------------------------------------
          Balanced                                                     2.40%
          ------------------------------------------------------------------------
          Multi-Asset-Class *                                           N/A
          ------------------------------------------------------------------------



* As of September 30, 2001, the Multi-Asset-Class Portfolio and Small Cap Growth Portfolio had not commenced operations.

Yield of the Cash Reserves Portfolio

The current yield of the Cash Reserves Portfolio is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by the value of the account at the beginning of the period and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualizing of the current yield with all dividends reinvested, may also be calculated for the Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the results.


Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Cash Reserves Portfolio for the 7 day base period ending September 30, 2001.


                                       Period ending           Period ending
                                       9/30/01                 9/30/01
                                       -------                 -------
                                       Institutional Class     Investment Class
  Value at beginning of period          $1.00                   $1.00
  Value at end of period                $1.00                   $1.00
  Current yield                          3.01%                   2.86%
  Effective yield                        3.05%                   2.90%


The net asset value per share of the Cash Reserves Portfolio is $1.00 and has remained at that amount since the initial offering of the Portfolio. The yield of the Portfolio will fluctuate. The annualizing of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared and differences in the methods used in valuing Portfolio instruments, computing net asset value and calculating yield.

Other Performance Information

Each Portfolio's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Portfolio as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

From time to time, a Portfolio's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The performance of a Portfolio, as well as the composite performance of all fixed income Portfolios and all equity Portfolios, may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., the Donoghue Organization, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Fund may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Business Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

Portfolio advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

The Portfolios may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. Advertisements may include lists of representative Morgan Stanley clients. The Portfolios may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment.

The Portfolios may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by Morgan Stanley; and the portfolio manager's goals, strategies and investment techniques.

The Portfolios' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Portfolios may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Portfolios' shareholder reports (including the investment composition of a Portfolio), as well as the views of Morgan Stanley as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio.

The Portfolios may quote various measures of volatility and benchmark correlation in advertising. The Portfolios may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Portfolio may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

The Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Portfolio at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

The after-tax returns of the Portfolios may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

                               COMPARATIVE INDICES

Each Portfolio of the Fund may from time to time use one or more of the following unmanaged indices for performance comparison purposes:

Consumer Price Index
--------------------

The Consumer Price Index is published by the US Department of Labor and is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Financial Times Actuaries World Ex US Index
-------------------------------------------

The FT-A World Ex US Index is a capitalization-weighted price index, expressed in dollars, after dividend withholding taxes, of foreign stock prices. This Index is calculated daily and reflects price changes in 24 major foreign equity markets. It is jointly compiled by the Financial Times, Ltd., Goldman, Sachs & Co., and County NatWest/Wood Mackenzie in conjunction with the Institute of Actuaries and the Faculty of Actuaries.

CS First Boston Global High Yield Index
---------------------------------------

The CS First Boston Global High Yield Index serves as a benchmark to evaluate the performance of low quality bonds. Low quality is defined as those bonds in the range from BBB to CCC and defaults. Morningstar receives and publishes this figure as a monthly total return.

JP Morgan Traded Government Bond Index
--------------------------------------

The JP Morgan Traded Government Bond Index is designed to provide a comprehensive measure of total return performance of the domestic Government bond market of 13 countries. The Index is maintained by JP Morgan Securities, Inc. and includes only liquid issues.

J.P. Morgan Emerging Markets Bond Global Index (EMBI Global)
------------------------------------------------------------

The EMBI Global tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities:
Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d'Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey, and Venezuela.

Lehman Brothers 5-Year Municipal Bond Index
-------------------------------------------

Lehman Brothers 5-Year Municipal Bond Index is a total return performance benchmark for the intermediate investment grade tax exempt bond market. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years.

Lehman Brothers 10-Year Municipal Bond Index
--------------------------------------------

Lehman Brothers 10-Year Municipal Bond Index is a total return performance benchmark for the long term, investment grade tax exempt bond market. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years.

Lehman Brothers Aggregate Index
-------------------------------

The Lehman Brothers Aggregate Index is a fixed-income market value-weighted Index that combines the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

Lehman Brothers Government/Credit Index
---------------------------------------

The Lehman Government/Credit Index includes securities in the Government and Corporate Indices. Specifically, the Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Corporate Index includes publicly issued U.S. corporate and Yankee debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Subgroups of the Lehman Government/Corporate Bond Index, based on maturity, are the Lehman Government/Corporate Intermediate Index and the Lehman Government/Corporate Long Index.

Lehman Brothers Intermediate Government/Credit Index
----------------------------------------------------

The Lehman Brothers Intermediate Government/Credit Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13 billion; the median market capitalization was approximately $3.8 billion. The smallest company in the index had an approximate market capitalization of $1.4 billion.

Lehman Brothers Long Municipal Bond Index
-----------------------------------------

The Lehman Brothers Long Municipal Bond Index is a total return for the long-term, investment-grade tax-exempt bond market for bonds. The Index includes municipal bonds with maturities of 22 years or more.

Lehman Brothers Mortgage-Backed Securities Index
------------------------------------------------

The Lehman Brothers Mortgage-Backed Securities Index is a market capitalization-weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Fannie Mae and the Federal Home Loan Mortgage Corporation (FHLMC), and balloon mortgage with fixed-rate coupons.

Lipper Growth & Income Fund Index
---------------------------------

The Lipper Growth & Income Fund Index is a net asset value weighted Index of the 30 largest Funds within the Growth & Income investment objective. It is calculated daily with adjustments for income dividends and capital gains distributions as of the ex-dividend dates.

Lipper High Current Yield Fund Average
--------------------------------------

The Lipper High Current Yield Fund Average reports the average return of all the Funds tracked by Lipper Analytical Services, Inc. classified as high yield funds. The number of Funds tracked varies. As a result, reported returns for longer time periods do not always match the linked product of shorter period returns.

Salomon World Government Bond Index ex US
-----------------------------------------

The Salomon World Government Bond Index ex US is designed to provide a comprehensive measure of total return performance of the domestic government bond markets of 12 countries outside the U.S. The index has been constructed with the aim of choosing "an inclusive" universe of institutionally traded fixed rate bonds. The selection of security types to be included in the index is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

International Finance Corporation Emerging Markets Index
--------------------------------------------------------

The International Finance Corporation Emerging Markets Index is an Index designed to measure the total return in either US or local currency terms of developing markets as defined by the World Bank. The selection of stocks is made based on size, liquidity and industry. The weight given to any stock is determined by its market capitalization.

Lipper Money Market Average
---------------------------

The Lipper Money Market Average reports the average return of all the Funds tracked by Lipper Analytical Services, Inc., classified as money market funds for any given period. The number of funds tracked varies. As a result, reported returns for longer time periods do not always match the linked product of shorter period returns.

Merrill Lynch Corporate & Government Bond Index
-----------------------------------------------

The Merrill Lynch Corporate & Government Bond Index includes over 4,500 U.S. Treasury, Agency and investment grade corporate bonds. The Index is calculated daily and will be used from time to time in performance comparison for partial month periods.

Morgan Stanley Capital International World ex USA Index
-------------------------------------------------------

The Morgan Stanley Capital International World ex USA Index is a capitalization-weighted price index expressed in dollars. The Index reflects the performance of over 1,100 companies in 19 foreign equity markets. The Index includes dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE Index
-----------------------------------------------

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morgan Stanley Capital International EAFE-GDP Weighted Index
------------------------------------------------------------

The Morgan Stanley Capital International EAFE-GDP index is an arithmetic average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. The Index is weighted by the Gross Domestic Product of the various countries in the index.

Morgan Stanley Capital International Emerging Markets Free Index
----------------------------------------------------------------

The Morgan Stanley Capital International Emerging Markets Free Index is a capitalization weighted Index of over 800 stocks from 17 different emerging market countries.

Nasdaq Industrials Index
------------------------

The Nasdaq Industrials Index is a measure of all Nasdaq National Market System issues classified as industrial based on Standard Industrial Classification codes relative to a company's major source of revenue. The Index is exclusive of warrants, and all domestic common stocks traded in the regular Nasdaq market which are not part of the Nasdaq National Market System. The Nasdaq Industrials Index is market value weighted.

Russell 1000
------------

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13 billion; the median market capitalization was approximately $3.8 billion. The smallest company in the index had an approximate market capitalization of $1.4 billion.

Russell 2000
------------

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had an approximate market capitalization of $1.4 billion.

Russell 2500
------------

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $885 million; the median market capitalization was approximately $541 million. The largest company in the index had an approximate market capitalization of $3.8 billion.

Russell 3000
------------

The Russell 3000 Index is a combination of the Russell 1000 Index and the Russell 2000 Index.

Salomon 1-3 Year Treasury/Government Sponsored Index
----------------------------------------------------

The Salomon 1-3 Year Treasury/Government Sponsored Index includes U.S. Treasury and agency securities with maturities one year or greater and less than three years. Securities with amounts outstanding of at least $25 million are included in the Index.

Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index
--------------------------------------------------------------

The Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index includes U.S. Treasury, agency and investment grade (BBB or better) securities with maturities one year or greater and less than three years. Securities with amounts outstanding of at least $25 million are included in the Index.

Salomon Broad Index
-------------------

The Salomon Broad Index, also known as the Broad Investment Grade (BIG) Index, is a fixed-income market capitalization-weighted index, including U. S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million. The government Index includes traditional agencies; the mortgage index includes agency pass-throughs and FHA and GNMA project loans; the corporate index includes returns for 17 industry sub-sectors. Securities excluded from the Broad Index are floating/variable rate bonds, private placements, and derivatives (e.g., U. S. Treasury zeros, CMOs, mortgage strips). Every issue is trader-priced at month-end and the Index is published monthly.

Salomon High-Yield Market Index
-------------------------------

The Salomon High-Yield Market Index includes public, non-convertible corporate bond issues with at least one year remaining to maturity and $50 million in par amount outstanding which carry a below investment-grade quality rating from either Standard & Poor's or Moody's rating services.

Salomon Mortgage Index
----------------------

The Salomon Mortgage Index includes agency pass-throughs (GNMA, FHLMC, FNMA) and FHA and GNMA project loans. Pools with remaining terms shorter than 25 years are seasoned; pools with longer terms are classified as new. The Index is published monthly.

Salomon One To Three Year Treasury Index
----------------------------------------

The Salomon One To Three Year Treasury Index includes only U.S. Treasury Notes and Bonds with maturities one year or greater and less than three years.

Salomon World Government Bond Index
-----------------------------------

The Salomon World Government Bond Index is designed to provide a comprehensive measure of total return performance of the domestic Government bond market of thirteen countries. The Index has been constructed with the aim of choosing an "all inclusive" universe of institutionally traded fixed-rate bonds. The selection of security types to be included in the Index is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

S&P 500
-------

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.


S&P Mid Cap 400 Index
---------------------


The S&P Mid Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement.


S&P/BARRA Mid Cap 400 Growth Index
----------------------------------

The S&P/BARRA Mid Cap 400 Growth Index is constructed by dividing the stocks in the S&P MidCap 400 Index according to a single attribute: price-to-book ratios. The MidCap 400 Growth Index is composed of firms with higher price-to-book ratios. Like the MidCap 400, the MidCap 400 Growth Index is capitalization-weighted, meaning that each stock is weighted in the appropriate index in proportion to its market value.

S&P 500 Ex South Africa Index
-----------------------------

The S&P 500 Ex South Africa Index is the same as the S&P 500 Index excluding companies that are on the Investor Responsibility Research Center ("IRRC") list of companies doing business in South Africa. This Index is maintained by Wilshire Associates.





The Wilshire Total Market Index (Formerly the Wilshire 5000 Equity Index)
------------------------------------------------------------------------

The Wilshire 5000 Index contains over 7500 stocks that trade in the U.S. It is often referred to as the "total market index" because it covers such a large and wide amount of shares - it is the largest index in the World.


                              FINANCIAL STATEMENTS


The Fund's Financial Statements for the fiscal year ended September 30, 2001, including notes thereto and the report of Deloitte & Touche LLP thereon are incorporated herein by reference. A copy of the 2001 Annual Report will accompany the delivery of this Statement of Additional Information.


                 APPENDIX-DESCRIPTION OF SECURITIES AND RATINGS

I. Description of Bond Ratings Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: judged to be the best quality; carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa: considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured; Ba: B: protection of interest and principal payments is questionable.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1,2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation's Corporate Bond Ratings:

AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch IBCA Corporate Bond Ratings:

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on the these bonds, and "D" represents the lowest potential for recovery.

Plus(+) Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

Excerpts from Duff & Phelps Corporate Bond Ratings:

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time of economic conditions.

A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+,BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protections factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP: Preferred stock with dividend arrearage.

Description of Bond Ratings

Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree an is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa "through "b" in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation's Preferred Stock Ratings

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. Bb indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.
CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus(+) or Minus(-): The ratings from "AA" for "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch IBCA Preferred Stock Ratings:

AAA: Preferred stocks assigned this rating are the highest quality. Strong asset protection, conservative balance sheet ratios, and positive indications of continued protection of preferred dividend requirements are prerequisites for an "AAA" rating.

AA: Preferred of preference issues assigned this rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

A: Preferred of preference issues assigned this rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

BBB: Preferred or preference issues assigned this rating are reasonably safe but lack the protections of the "A" to "AAA" categories. Current results should be watched for possible of deterioration.

BB: Preferred or preference issues assigned this rating are considered speculative. The margin of protection is slim or subject to wide fluctuations. The loner-term financial capacities of the enterprises cannot be predicted with assurance.

B: Issues assigned this rating are considered highly speculative. While earnings should normally cover dividends, directors may reduce or omit payment due to unfavorable developments, inability to finance, or wide fluctuations in earnings.

CCC: Issues assigned this rating are extremely speculative and should be assessed on their prospects in a possible reorganization. Dividend payments may be in arrears with the status of the current dividend uncertain.

CC: Dividends are not currently being paid and may be in arrears. The outlook for future payments cannot be assured.

C: Dividends are not currently being paid and may be in arrears. Prospects for future payments are remote.

D: Issuer is in default on its debt obligations and has filed for reorganization or liquidation under the bankruptcy law.

Plus(+) Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA", "CCC", "CC", "C", and "D" categories.

                     Morgan Stanley Institutional Fund Trust
                          PART C:  OTHER INFORMATION
                        Post-Effective Amendment No. 58

Item 23.  Exhibits:


       (a)(1) Amended and Restated Declaration of Trust filed as Exhibit 1 of the Initial Registration Statement, filed on March 1, 1984.
          (2) Amendment No. 1 to Amended and Restated Declaration of Trust, dated May 20, 1992 as filed as Exhibit 2 of Post-Effective Amendment No. 25, as filed on January 28, 1993.
          (3) Amended and Restated Declaration of Trust, dated November 18, 1993 as filed as Exhibit 1 of Post-Effective Amendment No. 29, as filed on December 27, 1993.
          (4) Amended and Restated Agreement and Declaration of Trust dated November 18, 1993, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 42, as filed on July 15, 1996.
       (b)(1) By-Laws as filed as Exhibit 2 of the initial Registration Statement, as filed on March 1, 1984.
          (2) By-Laws as filed as to Exhibit 2 of Post-Effective Amendment No. 29, as filed on December 27, 1993.
          (3) Amended and Restated By-Laws dated November 21, 1996 are incorporated by reference to Exhibit (2)(b) of Post-Effective Amendment No. 43, as filed on January 29, 1997.
       (c)        Not Applicable.
       (d)(1) Investment Advisory Agreement with Miller Anderson & Sherrerd, LLP dated July 1, 1988 as filed as Exhibit 5 of Post-Effective Amendment No. 8, as filed on February 18, 1987.
          (2) Investment Advisory Agreement with Miller Anderson & Sherrerd, LLP dated January 3, 1996 is incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment No. 43, as filed January 29, 1997.
          (3) Investment Advisory Agreement with Miller Anderson & Sherrerd, LLP dated May 31, 1997 is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 44, as filed on June 13, 1997.
       (4)     Amended Schedule A, dated November 16, 2000, to Investment
                  Advisory Agreement with Miller Anderson & Sherrerd, LLP dated May 31, 1997, as filed January 29, 2001.
          (5) Investment Sub-Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. dated May 3, 1999 is incorporated by reference to Exhibit (d) (6) of Post-Effective Amendment No. 55, as filed on March 31, 2000.
       (e)(1) Distribution Agreement with MAS Fund Distribution, Inc. dated April 13, 1993 as filed as Exhibit (6) of Post-Effective Amendment No. 26, as filed on June 28, 1993.
          (2) Distribution Agreement with MAS Fund Distribution, Inc. dated January 3, 1996 is incorporated by reference to Exhibit (6)(a) of Post-Effective Amendment No. 43, as filed January 29, 1997.
          (3) Distribution Agreement with MAS Fund Distribution, Inc. dated May 31, 1997, is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 50, as filed on July 10, 1998.
       (f)        Not Applicable.
       (g)(1) Custodian Agreement with State Street Bank & Trust Company as filed as Exhibit (8) of the initial Registration Statement, as filed on March 1, 1984.
          (2) Custodian Agreement with Morgan Stanley Trust Company dated September 1, 1993 is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 41 filed on January 30, 1996.
          (3) Custodian Agreement with United States Trust Company of New York dated July 22, 1994 is incorporated by reference to
                  Exhibit 8(b) of Post-Effective Amendment No. 41, as filed on January 30, 1996.

    (4) Amendment dated January 3, 1996 between Morgan Stanley Trust Company and MAS Funds is incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 41, as filed on January 30, 1996.
    (5) Deferred Compensation Plan for MAS Funds Board of Trustees, as amended, is incorporated by reference to Exhibit (8)(c) of Post-Effective Amendment No. 44, as filed on June 13, 1997.
    (6) Amendment dated July 22, 1994 to the Custody Agreement between MAS Funds and United States Trust Company of New York is incorporated by reference to Exhibit (8)(e) of Post-Effective Amendment No. 46, as filed on January 29, 1998.
 (h)(1) Administration Agreement with The Vanguard Group dated September, 1984 as filed as Exhibit 9 of Pre-Effective Amendment No. 3, as filed on August 27, 1984.
    (2) Administration Agreement with Miller Anderson & Sherrerd, LLP dated November 18, 1993 as filed as Exhibit 9 of Post-Effective Amendment No. 29, as filed on December 27, 1993.
    (3) Sub-Administration Agreement with United States Trust Company of New York dated November 18, 1993 is incorporated by reference to Exhibit (9)(b) of Post-Effective Amendment No. 46, as filed on January 29, 1998.
    (4) Transfer Agency Agreement with United States Trust Company of New York dated November 18, 1993, as amended February 9, 1995 and November 18, 1996, is incorporated by reference to Exhibit (9)(c) of Post-Effective Amendment No. 46, as filed on January 29, 1998.
    (5) Administration Agreement with Miller Anderson & Sherrerd, LLP dated January 3, 1996 is incorporated by reference to Post-Effective Amendment No. 43, as filed on January 29, 1997.
    (6) Investment Class Shareholder Service Agreement is incorporated by reference to Exhibit 15(a) of Post-Effective Amendment No. 41, as filed on January 30, 1996.
    (7) Investment Class Service Provider Agreement is incorporated by reference to Exhibit 15(b) of Post-Effective Amendment No. 40, as filed on December 1, 1995.
    (8) Amendment dated August, 1995 to the Transfer Agency and Fund Sub-Administration Agreement between MAS Funds and United States Trust Company, is incorporated by reference to Exhibit (9)(g) of Post-Effective Amendment No. 46, as filed on January 29, 1998.

    (9) Amended Schedule A, dated November 16, 2000, to Administration Agreement with Miller Anderson & Sherrerd, LLP dated January 3, 1996 as filed on January 29, 2001.

    (10) Amended Schedule B, dated November 16, 2000, to Transfer Agency Agreement dated November 18, 1993 as filed on January 29, 2001.

 (i)         Opinion and Consent of Counsel is filed herewith.
 (j) Consent of Independent Accountants, Deloitte & Touche LLP, is filed herewith.


 (k)         Not Applicable.
 (l)         Not Applicable.
 (m) Distribution Plan relating to Adviser Class Shares is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 41, as filed on January 30, 1996.
 (n)         Not Applicable.
 (o)         Rule 18f-3 Multiple Class Plan is incorporated by reference to
             Exhibit 18 of Post-Effective Amendment No. 41, as filed on January 30, 1996.

    (1) Amended Schedule A, dated November 16, 2000, to 18f-3 Multiple Class Plan dated January 22, 1996 as filed January 29, 2001.


 (p)(1)      Code of Ethics for the Fund, filed herewith.
 (p)(2)      Code of Ethics for the Advisers and Distributor, filed herewith.


 (q)         Powers of Attorney filed herewith.

Item 24.  Persons Controlled by or under Common Control with Registrant

  Registrant is not controlled by or under common control with any person.

Item 25.  Indemnification.

     Reference is made to Article V of Registrant's By-Laws dated November 21, 1996, which is incorporated by reference. Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended.

     The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgements, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, or whether by or in the right of the Trust, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of self-dealing, willful misconduct or recklessness. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

Item 26.  Business and Other Connections of Investment Adviser:


     Morgan Stanley Investments LP (the "Adviser") is a Pennsylvania limited liability partnership founded in 1969. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors.


  Name and Position with Investment              Name of Other Company                 Connection with Other Company
  ---------------------------------              ---------------------                 -----------------------------
      Advise
      ------
                                            Morgan Stanley Asset Management                Chief Strategic Officer
  Richard B. Worley                         Morgan Stanley Investment Advisors Inc.        Managing Director
  Portfolio Manager                         Morgan Stanley                                 Managing Director,
  Executive Committee Member                Investment Management Inc.                     President
                                            Morgan Stanley Distribution, Inc.              Registered Representative

  Thomas L. Bennett                         Morgan Stanley Investment Advisors Inc.        Managing Director
  Portfolio Manager                         Morgan Stanley
  Executive Committee Member                Investment Management Inc.                     Managing Director
                                            Morgan Stanley Institutional Fund Trust        Chairman
  ----------------------------------------------------------------------------------------------------------------------

  Mitchell M. Merin                         Morgan Stanley                              President,
  Executive Committee Member                Asset Management                            Chief Operating Officer
                                            Morgan Stanley
                                            Investment Management Inc.                  Director
                                            Morgan Stanley Investment                   Director, President,
                                            Advisors Inc.                               Chief Executive Officer

  Joseph J. McAlinden                       Morgan Stanley
  Chief Investment Officer                  Asset Management                            Chief Investment Officer
                                            Morgan Stanley                              Managing Director,
                                            Investment Management Inc.                  Chief Investment Officer
                                            Morgan Stanley Investment                   Managing Director,
                                            Advisors Inc.                               Chief Investment Officer

  Barton M. Biggs                           Morgan Stanley                              Chairman, Director,
  Portfolio Manager                         Investment Management Inc.                  Managing Director
                                            Morgan Stanley Investment
                                            Advisors Inc.                               Managing Director

  Rajesh K. Gupta                           Morgan Stanley                              Chief Administrative
  Chief Administration Officer-             Asset Management                            Officer - Investments
  Investments                               Morgan Stanley                              Managing Director,
                                            Investment Management Inc.                  Chief Administrative
                                                                                        Officer - Investments
                                            Morgan Stanley Investment                   Managing Director
                                            Advisors Inc.                               Chief Administrative
                                                                                        Officer - Investments

Item 27.  Principal Underwriter:

      (a) Morgan Stanley Distribution, Inc. acts as sole distributor of the Registrant's shares.

      (b) The principal address for Morgan Stanley Distribution, Inc. and each director, officer ,or partner listed below is One Tower Bridge, 100 Front Street, Suite 1100 West Conshohocken, PA 19428.

    Name and Principal                 Positions and                             Positions and
    Business Address                   Offices with Underwriter           Offices with Registrant
    ----------------                   ------------------------           -----------------------
    Lorraine Truten               President & Director                              Vice President
    Ronald R. Reese               Director                                          N/A
    Paul A. Frick                 Compliance Officer                                N/A
    Glenn Becker                  Director                                          N/A
    Jeff Alt                      Treasurer and Client Account                      N/A
                                  Manager
    Richard Shoch                 Secretary                                         N/A

    (c) Not applicable

Item 28.  Location of Accounts and Records:

    Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

        J.P. Morgan Chase & Co.
        3 Chase MetroTech Center
        Brooklyn, NY 11245
        (records relating to its function as custodian)

        J.P. Morgan Investor Services Company
        73 Tremont Street
        Boston, MA 02108-3913
        (records relating to its functions as sub-administrator, transfer agent and dividend disbursing agent)

        Morgan Stanley Investments LP
        One Tower Bridge
        100 Front Street, Suite 1100
        West Conshohocken, Pennsylvania 19428-2881
        (records relating to its function as investment adviser)

Item 29.  Management Services

       Not Applicable

Item 30.  Undertakings:

       (a) Not applicable

                                   Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 58 to Registration Statement No. 2-89729 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Philadelphia on the 30th day of January, 2001.

                      Morgan Stanley Institutional Fund Trust

                      By:     /s/ Ronald E. Robison
                          ------------------------------
                          Ronald E. Robison, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the dates indicated.

/s/ Ronald E. Robison                  President        January 30, 2002
-------------------------------
Ronald E. Robison

*/s/ Barton M. Biggs                   Chairman and     January 30, 2002
-------------------------------        Trustee
Barton M. Biggs

*/s/ John D. Barrett                   Trustee          January 30, 2002
-------------------------------
John D. Barrett

*/s/ Gerard E. Jones                   Trustee          January 30, 2002
-------------------------------
Gerard E. Jones

*/s/ Joseph J. Kearns                  Trustee          January 30, 2002
-------------------------------
Joseph J. Kearns

*/s/ Vincent R. McLean                 Trustee          January 30, 2002
-------------------------------
Vincent R. McLean

*/s/ C. Oscar Morong                   Trustee          January 30, 2002
-------------------------------
C. Oscar Morong

*/s/ William G. Morton                 President        January 30, 2002
-------------------------------
William G. Morton

*/s/ Michael Nugent                    Treasurer        January 30, 2002
-------------------------------
Michael Nugent

*/s/ Fergus Reid                       Trustee          January 30, 2002
-------------------------------
Fergus Reid


*By: /s/ Ronald E. Robison
    ---------------------------
    Ronald E. Robison
    Attorney-In-Fact

                                 EXHIBIT INDEX

Name                                                                                         Exhibit
Amended and Restated Declaration of Trust as filed as Exhibit 1 of the initial               a(1)   Ex-99.A1
Registration Statement, as filed on March 1, 1984.

Amendment No. 1 to Amended and Restated Declaration of Trust, dated                          a(2)   Ex-99.A2
May 20, 1992  as filed as Exhibit 2 of Post-Effective Amendment No. 25, as filed on January 28, 1993.

Amended and Restated Declaration of Trust, dated November 18, 1993 as filed                  a(3)   Ex-99.A3
as Exhibit 1 of Post-Effective Amendment No. 29, as filed on December
27, 1993.

Amended and Restated Agreement and Declaration of Trust dated November 18, 1993,             a(4)   Ex-99.A4
as corrected by the Trustees on February 29, 1996, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 42, as filed on July
15, 1996.

By-Laws as filed as Exhibit 2 of the initial Registration Statement, as filed on             b(1)   Ex-99.B1
March 1, 1984.

By-Laws as filed as Exhibit 2 of Post-Effective Amendment No. 29, as filed on                b(2)   Ex-99.B2
December 27, 1993.

Amended and Restated By-Laws dated November 21, 1996, are incorporated by                    b(3)   Ex-99.B3
reference to Exhibit (2)(b) of Post-Effective Amendment No. 43, as
filed on January 29, 1997.

Not Applicable.                                                                              c      Ex-99.C

Investment Advisory Agreement with Miller Anderson & Sherrerd, LLP dated                     d(1)   Ex-99.D1
July 1, 1988 as filed as Exhibit 5 of Post-Effective Amendment No. 8, on February
18, 1987.

Investment Advisory Agreement with Miller Anderson & Sherrerd, LLP dated                     d(2)   Ex-99.D2
January 3, 1996 is incorporated by reference to Exhibit (5)(a) of
Post-Effective Amendment No. 43, as filed on January 29, 1997.

Investment Advisory Agreement with Miller Anderson & Sherrerd, LLP dated                     d(3)   Ex-99.D3
May 31, 1997 is incorporated by reference to Exhibit 5(b) of
Post-Effective Amendment No. 44, as filed on June 13, 1997.


Amended Schedule A, dated November 16, 2000, to Investment Advisory Agreement                d(4)   Ex-99.D4
with Miller Anderson & Sherrerd, LLP dated May 31, 1997, as filed
January 29, 2001.


Investment Sub-Advisory Agreement with Morgan Stanley Dean Witter                            d(5)   Ex-99.D5
Advisors Inc. dated May 3, 1999 is incorporated by reference to Exhibit (d)(6) of
Post-Effective Amendment No. 55, as filed on March 31, 2000.

Distribution Agreement with MAS Fund Distribution, Inc. dated April 13, 1993 as              e(1)   Ex-99.E1
filed as Exhibit 6 of Post-Effective Amendment No. 26, as filed on June 28, 1993.

Distribution Agreement with MAS Fund Distribution, Inc. dated January 3, 1996 is             e(2)   Ex-99.E2
incorporated by reference to Exhibit (6)(a) of Post-Effective Amendment No. 43, as
filed on January 29, 1997.

Distribution Agreement with MAS Fund Distribution, Inc. dated May 31,1997, is                e(3)   Ex-99.E3
incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 50, as
filed on July 10, 1998.

Not Applicable.                                                                              f      Ex-99.F

Custodian Agreement with State Street Bank & Trust Company as filed as Exhibit 8             g(1)   Ex-99.G1
of the initial Registration Statement, as filed on March 1, 1984.

Custodian Agreement with Morgan Stanley Trust Company dated September 1, 1993                g(2)   Ex-99.G2
is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 41 filed on January 30, 1996.

Custodian Agreement with United States Trust Company of New York dated                       g(3)   Ex-99.G3
July 22, 1994 is incorporated by reference to Exhibit 8(b) of Post-Effective
Amendment No. 41, as filed on January 30, 1996.

Amendment dated January 3, 1996 between Morgan Stanley Trust Company and                     g(4)   Ex-99.G4
MAS Funds is incorporated by reference to Exhibit 8(c) of Post-Effective
Amendment No. 41, as filed on January 30, 1996.

Deferred Compensation Plan for MAS Funds Board of Trustees, as amended, is                   g(5)   Ex-99.G5
incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 44,
as filed on June 13, 1997.

Amendment dated July 22, 1994 to the Custody Agreement between MAS Funds                     g(6)   Ex-99.G6
and United States Trust Company of New York is incorporated by  reference to
Exhibit (8)(e) of Post-Effective Amendment No. 46, as filed on January 29, 1998.

Administration Agreement with The Vanguard Group dated September, 1984 as                    h(1)   Ex-99.H1
filed as Exhibit 9 of Pre-Effective Amendment No. 3, as filed on August 27, 1984.

Administration Agreement with Miller Anderson & Sherrerd, LLP dated November 18,             h(2)   Ex-99.H2
1993 as filed as Exhibit 9 of Post-Effective Amendment No. 29, as filed on December
27, 1993.

Sub-Administration Agreement with United States Trust Company of New York                    h(3)   Ex-99.H3
dated November 18, 1993 is incorporated by reference to Exhibit (9)(b) of Post-
Effective Amendment No. 46, as filed on January 29, 1998.

Transfer Agency Agreement with United States Trust Company of New York                       h(4)   Ex-99.H4
dated November 18, 1993 and amended February 9, 1995 and November 18, 1996 is incorporated by reference to Exhibit (9)(c) of Post-Effective Amendment
No. 46, as filed on January 29, 1998.

Administration Agreement with Miller Anderson & Sherrerd, LLP is dated                       h(5)   Ex-99.H5

January 3, 1996 is incorporated by reference to Post-Effective Amendment No. 43, as filed on January 29, 1997.

Investment Class Shareholder Service Agreement is incorporated by reference to               h(6)   Ex-99.H6
Exhibit 15(a) of Post-Effective Amendment No. 41, as filed on January 30, 1996.

Investment Class Service Provider Agreement is incorporated by reference to                  h(7)   Ex-99.H7
Exhibit 15(b) of Post-Effective Amendment No. 40, as filed on December 1, 1995.

Amendment dated August, 1995 to the Transfer Agency and Fund Sub-Administration              h(8)   Ex-99.H8
Agreements between MAS Funds and United States Trust Company is incorporated by reference to Exhibit (9)(g) of Post-Effective Amendment No. 46, as filed on
January 29, 1998.


Amended Schedule A, dated November 16, 2000, to Administration Agreement with                h(9)   Ex-99.H9
Miller Anderson & Sherrerd, LLP dated January 3, 1996, as filed on January 29,
2001.

Amended Schedule B, dated November 16, 2000, to Transfer Agency Agreement dated              h(10)  Ex-99.H10
November 18, 1993 as filed on January 29, 2001.

Opinion and Consent of Counsel is filed herewith.                                               i   Ex-99.I


Consent of Independent Accountants, Deloitte & Touche LLP, is filed herewith.                   j   Ex-99.J




Not Applicable.                                                                              k      Ex-99.K

Not Applicable.                                                                              l      Ex-99.L

Distribution  Plan relating to Adviser Class Shares is incorporated by reference             m      Ex-99.M
to Exhibit 15 of Post-Effective Amendment No. 41, as filed on January 30, 1996.

Not Applicable                                                                               n

Rule 18f-3 Multiple Class Plan is incorporated by reference to Exhibit 18 of                 o      Ex-99.O
Post-Effective Amendment No. 41, as filed on January 30, 1996.


Amended Schedule A, dated November 16, 2000, to the 18f-3 Multiple                           o(1)   Ex-99.O1
Class Plan dated January 22, 1996 as filed on January 29, 2001.


Code of Ethics for the Fund, filed herewith.                                                 p      Ex-99.P(1)

Code of Ethics for the Advisers and Distributor, filed herewith.                             p      Ex-99.P(2)





Powers of Attorney filed herewith.                                                           q      Ex-99.Q



                     MORGAN STANLEY INSTITUTIONAL FUND, INC.
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                   MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     Gerard E. Jones, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                                     /s/ Gerard E. Jones
                                                     -------------------
                                                     Gerard E. Jones

Date:  October 18, 2001

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                   MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     John D. Barrett II, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                              /s/ John D. Barrett II
                                              ----------------------
                                              John D. Barrett II

Date:  October 18, 2001

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                   MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     Barton M. Biggs, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                                     /s/ Barton M. Biggs
                                                     -------------------
                                                     Barton M. Biggs

Date:  October 18, 2001

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                   MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     William G. Morton, Jr., whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                                 /s/ William G. Morton, Jr.
                                                 --------------------------
                                                 William G. Morton, Jr.

Date:  October 18, 2001

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                   MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     Michael Nugent, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                                     /s/ Michael Nugent
                                                     ------------------
                                                     Michael Nugent

Date:  October 18, 2001

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                   MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     Fergus Reid, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                                   /s/ Fergus Reid
                                                   ---------------
                                                   Fergus Reid

Date:  October 18, 2001

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                   MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     Thomas P. Gerrity, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                                /s/ Thomas P. Gerrity
                                                ----------------------
                                                Thomas P. Gerrity

Date:  October 18, 2001

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                   MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     Vincent R. McLean, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                                /s/ Vincent R. McLean
                                                ---------------------
                                                Vincent R. McLean

Date:  October 18, 2001

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                   MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     C. Oscar Morong, Jr., whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                                /s/ C. Oscar Morong, Jr.
                                                ------------------------
                                                C. Oscar Morong, Jr.

Date:  October 18, 2001

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                   MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     Joseph J. Kearns, whose signature appears below, does hereby constitute and appoint Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                               /s/ Joseph J. Kearns
                                               ---------------------
                                               Joseph J. Kearns

Date:  October 18, 2001

                     MORGAN STANLEY INSTITUTIONAL FUND, INC.
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                   MORGAN STANLEY STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     Ronald E. Robison, whose signature appears below, does hereby constitute and appoint Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC") in respect thereof, in connection with each Fund's Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee/Director of each Fund such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                               /s/ Ronald E. Robison
                                               ---------------------
                                               Ronald E. Robison

Date:  October 18, 2001